                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-125499

                                 CMBS New Issue
                            Structural and Collateral
                                   Term Sheet

                                   ----------

                                 $3,318,791,000
                       (Approximate Offered Certificates)

                                 $3,583,040,873
                     (Approximate Total Collateral Balance)

                                       CD

                                    2006-CD3

                                   ----------

                               COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATES
                       German American Capital Corporation
                      Citigroup Global Markets Realty Corp.
                              Capmark Finance Inc.
                        Barclays Capital Real Estate Inc.
                              MORTGAGE LOAN SELLERS

                                   ----------

                         INITIAL PASS-                                              PRINCIPAL
         APPROX. SIZE       THROUGH          RATINGS       SUBORDINATION     WAL      WINDOW      ASSUMED FINAL
CLASS       (FACE)            RATE       (S&P / MOODY'S)       LEVELS      (YRS.)     (MO.)     DISTRIBUTION DATE
-----   --------------   -------------   ---------------   -------------   ------   ---------   ------------------

  A-1   $   78,000,000      [  ]%            AAA/AAA          30.000%        2.95     1 - 59    SEPTEMBER 15, 2011
  A-2   $  338,700,000      [  ]%            AAA/AAA          30.000%        4.92    59 - 64     FEBRUARY 15, 2012
  A-3   $   97,400,000      [  ]%            AAA/AAA          30.000%        6.79    77 - 84     OCTOBER 15, 2013
 A-AB   $   89,230,000      [  ]%            AAA/AAA          30.000%        6.96    64 - 102     APRIL 15, 2015
  A-4   $  127,000,000      [  ]%            AAA/AAA          30.000%        8.66   102 - 110    DECEMBER 15, 2015
  A-5   $1,410,219,000      [  ]%            AAA/AAA          30.000%        9.72   110 - 119   SEPTEMBER 15, 2016
 A-1S   $  204,985,000      [  ]%            AAA/AAA          30.000%        9.22     1 - 119   SEPTEMBER 15, 2016
  A-M   $  335,076,000      [  ]%            AAA/AAA          20.000%        9.90   119 - 120    OCTOBER 15, 2016
  A-J   $  276,438,000      [  ]%            AAA/AAA          11.750%        9.98   120 - 121    NOVEMBER 15, 2016
 A-1A   $  204,985,000      [  ]%            AAA/AAA          11.750%        9.25     1 - 121    NOVEMBER 15, 2016
  XP    $          TBD      [  ]%            AAA/AAA            N/A          N/A       N/A              N/A
   B    $   22,394,000      [  ]%            AA+/AA1          11.125%       10.05   121 - 121    NOVEMBER 15, 2016
   C    $   53,746,000      [  ]%             AA/AA2           9.625%       10.05   121 - 121    NOVEMBER 15, 2016
   D    $   31,351,000      [  ]%            AA--/AA3          8.750%       10.05   121 - 121    NOVEMBER 15, 2016
   E    $   22,394,000      [  ]%             A+/A1            8.125%       10.05   121 - 121    NOVEMBER 15, 2016
   F    $   26,873,000      [  ]%              A/A2            7.375%       12.82   121 - 175      MAY 15, 2021

Deutsche Bank Securities                                               Citigroup
Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

                                Barclays Capital
                                 Co-Lead Manager

Banc of America Securities LLC    Capmark Securities Inc.    Wachovia Securities
Co-Manager                             Co-Manager                     Co-Manager
                                 October 9, 2006

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

TRANSACTION FEATURES

o    Sellers:

                                         NO. OF      CUT-OFF DATE
           SELLERS                      LOANS(1)     BALANCE ($)    % OF POOL
-------------------------------------   --------   --------------   ---------
German American Capital Corporation        50      $1,322,439,610     36.91%
Citigroup Global Markets Realty Corp.      58(1)   $1,036,523,305     28.93%
Capmark Finance Inc.                       85      $1,051,806,240     29.36%
Barclays Capital Real Estate Inc.           1(1)   $  172,271,717      4.81%
                                          ---      --------------    ------
TOTAL:                                    193      $3,583,040,873    100.00%
                                          ===      ==============    ======

(1)  One mortgage loan, the ShopKo Portfolio Loan, was co-originated by
     Citigroup Global Markets Realty Corp. and Barclays Capital Real Estate Inc.
     Barclays Capital Real Estate Inc. is contributing two pari passu notes in the aggregate principal amount of $172,271,717 (66.67%) and Citigroup
     Global Markets Realty Markets Realty Corp. is contributing one pari passu note in the principal amount of $86,135,859 (33.33%).

o    Loan Pool:

     o    Average Cut-off Date Balance: $18,564,979.

     o    Largest Mortgage Loan by Cut-off Date Balance: $300,000,000 (Shadow
          Rated A3 / BBB- by Moody's and S&P, respectively).

     o    The five and 10 largest loans or cross-collateralized loan groups comprise 29.89% and 42.36% of the pool, respectively.

o    Credit Statistics:

     o    Weighted average underwritten DSCR of 1.40x.

     o    Weighted average cut-off date LTV ratio of 70.10%; weighted average balloon LTV ratio of 64.09%.

o    Property Types:

                                   [PIE CHART]

o    Call Protection: (as applicable)

     o    100.00% of the pool (current balance) has a remaining lockout period ranging from 7 to 48 payments, then defeasance or yield maintenance
          (which in no event may be less than 1% of the amount prepaid).

o    Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 2

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

OFFERED CERTIFICATES (3)

                                                                                                                      INITIAL
                                                                                                   ASSUMED FINAL    PASS-THROUGH
          INITIAL CERTIFICATE  SUBORDINATION      RATINGS          AVERAGE        PRINCIPAL        DISTRIBUTION         RATE
 CLASS         BALANCE(1)         LEVELS      (S&P / MOODY'S)  LIFE (YRS.)(2)  WINDOW (MO.)(2)        DATE(2)       (APPROX.)(3)
--------  -------------------  -------------  ---------------  --------------  ---------------  ------------------  ------------

 A-1(4)      $   78,000,000       30.000%(7)      AAA/Aaa           2.95             1-59       September 15, 2011%
 A-2(4)      $  338,700,000       30.000%(7)      AAA/Aaa           4.92            59-64        February 15, 2012%
 A-3(4)      $   97,400,000       30.000%(7)      AAA/Aaa           6.79            77-84        October 15, 2013%
 A-AB(4)     $   89,230,000       30.000%(7)      AAA/Aaa           6.96            64-102        April 15, 2015%
 A-4(4)      $  127,000,000       30.000%(7)      AAA/Aaa           8.66           102-110       December 15, 2015%
 A-5(4)      $1,410,219,000       30.000%(7)      AAA/Aaa           9.72           110-119      September 15, 2016%
 A-1S(4)     $  204,985,000       30.000%(7)      AAA/Aaa           9.22             1-119      September 15, 2016%
 A-M(4)      $  335,076,000       20.000%         AAA/Aaa           9.90           119-120       October 15, 2016%
 A-J(4)      $  276,438,000       11.750%         AAA/Aaa           9.98           120-121       November 15, 2016%
 A-1A(4)     $  204,985,000       11.750%         AAA/Aaa           9.25             1-121       November 15, 2016%
XP(5)(8)          $TBD              N/A           AAA/Aaa           N/A               N/A                N/A              %
    B        $   22,394,000       11.125%         AA+/Aa1          10.05           121-121       November 15, 2016%
    C        $   53,746,000        9.625%          AA/Aa2          10.05           121-121       November 15, 2016%
    D        $   31,351,000        8.750%         AA-/Aa3          10.05           121-121       November 15, 2016%
    E        $   22,394,000        8.125%          A+/A1           10.05           121-121       November 15, 2016%
    F        $   26,873,000        7.375%           A/A2           12.82           121-175         May 15, 2021%

PRIVATE CERTIFICATES (3)(6)

                                                                                                                       INITIAL
                                                                                                  ASSUMED FINAL     PASS-THROUGH
          INITIAL CERTIFICATE  SUBORDINATION      RATINGS          AVERAGE        PRINCIPAL       DISTRIBUTION          RATE
 CLASS         BALANCE(1)          LEVELS     (S&P / MOODY'S)  LIFE (YRS.)(2)  WINDOW (MO.)(2)       DATE(2)        (APPROX.)(3)
--------  -------------------  -------------  ---------------  --------------  ---------------  ------------------  ------------

XS(5)(8)     $3,583,040,872          N/A          AAA/Aaa           N/A              N/A                N/A              %
    G        $   44,788,000        6.125%          A-/A3           14.55           175-175         May 15, 2021%
    H        $   40,309,000        5.000%        BBB+/Baa1         14.79           175-179      September 15, 2021%
    J        $   40,310,000        3.875%         BBB/Baa2         14.89           179-179      September 15, 2021%
    K        $   40,309,000        2.750%        BBB-/Baa3         14.89           179-179      September 15, 2021%
    L        $   13,436,000        2.375%         BB+/Ba1          14.89           179-179      September 15, 2021%
    M        $    8,958,000        2.125%          BB/Ba2          14.89           179-179      September 15, 2021%
    N        $   13,436,000        1.750%         BB-/Ba3          14.89           179-179      September 15, 2021%
    O        $    4,479,000        1.625%          B+/B1           14.89           179-179      September 15, 2021%
    P        $   13,436,000        1.250%           B/B2           14.89           179-179      September 15, 2021%
    Q        $    4,479,000        1.125%          B-/B3           14.89           179-179      September 15, 2021%
    S        $   40,309,872        0.000%          NR/NR           17.55           179-316       February 15, 2133%

NOTES:

(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Based on the structuring assumptions, assuming 0% CPR, described in the
     Free Writing Prospectus.

(3)  The Class A-1, A-2, A-3, A-AB, A-4, A-5, A-1S, A-1A, A-M, A-J, B, C, D, E,
     F, G, H, J and K Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage interest rate, (iii) a rate equal to the weighted average net mortgage interest rate less a specified percentage or (iv) a rate equal to the weighted average net mortgage interest rate. The Class L, M, N, O, P, Q and S Certificates will accrue interest at either (i) a fixed rate or (ii)
     a fixed rate subject to a Net WAC Cap.

(4)  For purposes of making distributions to the Class A-1, Class A-2, Class
     A-3, Class A-AB, Class A-4, Class A-5, Class A-1S, Class A-M, Class A-J and
     Class A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct groups: loan group 1 and loan group 2. Loan group 1 will consist of 162 mortgage loans, representing approximately 88.56% of the outstanding pool balance, loan group 2 will consist of 31 mortgage loans, representing approximately 11.44% of the outstanding pool balance.
     Loan group 2 will include approximately 96.58% of all the mortgage loans secured by multifamily properties. Annex A-1 to the Prospectus Supplement will set forth the loan group designation with respect to each of these mortgage loans.

     So long as there are sufficient funds on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
     Class A-2, Class A-3, Class A-AB, Class A-4, Class A-5, Class A-1S, Class
     A-1A and Class XP Certificates, interest distributions on the Class A-1,
     Class A-2, Class A-3, Class A-AB, Class A-4 and Class A-5 Certificates will be based upon amounts available relating to mortgage loans in Loan Group 1, and interest distributions on the Class A-1S and Class A-1A Certificates will be based upon amounts available relating to mortgage loans in Loan
     Group 2. In addition, generally, (i) the Class A-1, Class A-2, Class A-3,
     Class A-AB, Class A-4, Class A-5, Class A-M and Class A-J Certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1 (except that the Class A-M and
     Class A-J Certificates will only receive distributions from Loan Group 1 after the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-5 and Class
     A-1S Certificates are reduced to zero), and after the certificate principal balance of the Class A-1S and A-1A Certificates has been reduced to zero, from Loan Group 2 and (ii) the Class A-1S and A-1A Certificates will be entitled to receive distributions of principal, pro rata, collected or advanced in respect of mortgage loans in Loan Group 2, and, after the certificate balance of the Class A-5 Certificates has been reduced to zero, the Class A-1S, Class A-M, Class A-J and Class A-1A, in that order, will be entitled to receive distributions of principal from Loan Group 1. However, on and after any distribution date on which the certificate principal balances of the Class A-M, Class A-J and Class B through and including
     Class S Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4,
     Class A-5, Class A-1S and Class A-1A Certificates, pro rata.

(5)  The Class XS and Class XP Certificates will not have certificate balances.
     The interest accrual amounts on the Class XS and Class XP Certificates will be calculated based on notional balances and at pass-through rates described in the Prospectus Supplement.

(6)  Certificates to be offered privately pursuant to Rule 144A and Regulation
     S.

(7)  Represents the approximate subordination level for the Class A-1, A-2, A-3,
     A-4, A-AB, A-4, A-5 and A-1S Certificates in the aggregate.

(8)  The Class XS and Class XP Certificates were structured assuming that any subordinate companion loan related to a mortgage loan (other than the subordinate loan related to the Two Gateway Loan) in the trust fund absorbs any loss prior to the related mortgage loan. For more information regarding this loan (as well as information regarding the other mortgage loan with a subordinate note that is held outside of the trust), see "Description of the Mortgage Trust Pool -- Split Loan Structures" in the Prospectus
     Supplement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 3

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

I.   ISSUE CHARACTERISTICS

ISSUE TYPE:                      Public: Classes A-1, A-2, A-3, A-AB, A-4, A-5,
                                 A-1S, A-M, A-J, A-1A, XP, B, C, D, E and F (the
                                 "Offered Certificates"). Private (Rule 144A,
                                 Regulation S), Classes XS, G, H, J, K, L, M, N,
                                 O, P, Q and S.

SECURITIES OFFERED:              $3,318,791,000 monthly pay, multi-class,
                                 sequential pay commercial mortgage REMIC
                                 Pass-Through Certificates, consisting of 15
                                 fixed-rate principal and interest classes and
                                 one interest-only class (Classes A-1, A-2, A-3,
                                 A-AB, A-4, A-5, A-1S, A-M, A-J, A-1A, XP, B, C,
                                 D, E and F).

MORTGAGE POOL:                   The Mortgage Pool consists of 193 Mortgage
                                 Loans with an aggregate balance as of the
                                 Cut-Off Date of $3,583,040,873. The Mortgage
                                 Loans are secured by 330 properties located
                                 throughout 38 states and the District of
                                 Columbia.

SELLERS:                         German American Capital Corporation (GACC),
                                 Citigroup Global Markets Realty Corp. (CGM),
                                 Capmark Finance Inc. (Capmark) and Barclays
                                 Capital Real Estate Inc. (BCRE).

BOOKRUNNERS:                     Deutsche Bank Securities Inc. and Citigroup
                                 Global Markets Inc.

LEAD MANAGERS:                   Deutsche Bank Securities Inc., Citigroup Global
                                 Markets Inc. and Barclays Capital Inc.

CO-MANAGERS:                     Banc of America Securities LLC, Capmark
                                 Securities Inc. and Wachovia Capital Markets,
                                 LLC.

SERVICERS:                       Capmark Finance Inc., a Delaware corporation,
                                 with respect to all of the mortgage loans other
                                 than the Ala Moana Portfolio mortgage loan sold
                                 to the Depositor by CGM and the Fair Lakes
                                 Office Portfolio mortgage loan sold to the
                                 Depositor by GACC, which are serviced by
                                 Wachovia Bank, National Association pursuant to
                                 the pooling and servicing agreement.

SPECIAL SERVICER:                J.E. Robert Company, Inc., a Virginia
                                 corporation, with respect to all of the
                                 mortgage loans.

TRUSTEE:                         LaSalle Bank National Association.

CUT-OFF DATE:                    With respect to each Mortgage Loan, the related
                                 due date of such Mortgage Loan in October 2006.

EXPECTED CLOSING DATE:           On or about October 26, 2006.

DETERMINATION DATE               The 11th day of each month or, if such 11th day
                                 is not a business day, the next succeeding
                                 business day, commencing in November, 2006.

DISTRIBUTION DATE:               The fourth business day following the
                                 determination date beginning in November 2006.

MINIMUM DENOMINATIONS:           (i) $10,000 with respect to the Class A-1,
                                 Class A-2, Class A-3, Class A-AB, Class A-4,
                                 Class A-5, Class A-1S, Class A-1A, Class A-M
                                 and Class A-J Certificates, (ii) $25,000 with
                                 respect to the Class B, Class C, Class D, Class
                                 E and Class F Certificates and (iii) $1,000,000
                                 with respect to the Class XP Certificates, and,
                                 in each case, multiples of $1 thereafter.

SETTLEMENT TERMS:                DTC, Euroclear and Clearstream, same day funds,
                                 with accrued interest.

ERISA/SMMEA STATUS:              Classes A-1, A-2, A-3, A-AB, A-4, A-5, A-1S,
                                 A-M, A-J, A-1A, XP, B, C, D, E and F are
                                 expected to be ERISA eligible. No Class of
                                 Certificates is SMMEA eligible.

RATING AGENCIES:                 The Offered Certificates will be rated by
                                 Standard & Poor's Rating Services, a division
                                 of the McGraw-Hill Companies Inc. ("S&P") and
                                 Moody's Investors Service, Inc. ("Moody's").

RISK FACTORS:                    THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                 NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                 "RISK FACTORS" SECTION OF THE PROSPECTUS
                                 SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                 THE PROSPECTUS.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 4

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

II.  STRUCTURE CHARACTERISTICS

On each distribution date, you will be entitled to receive interest and principal distributions from available funds in an amount equal to your certificate's interest and principal entitlement, subject to:

     (i) payment of the respective interest entitlement for any class of certificates bearing an earlier alphanumeric designation (except in respect of the distribution of interest among the Class A-1, Class A-2, Class A-3,
     Class A-AB, Class A-4, Class A-5, Class A-1S, Class A-1A, Class XS and
     Class XP Certificates, which will have the same senior priority and except that distributions to the Class A-M and Class A-J Certificates are paid after distributions to the foregoing classes with the Class A-M
     Certificates senior in right of payment to the Class A-J Certificates), and

     (ii) if applicable, payment of the respective principal entitlement for such distribution date to outstanding classes of certificates having an earlier alphanumeric designation; provided, however, that (x) the Class
     A-AB Certificates have certain priority with respect to reducing the principal balance of those certificates to their planned principal balance,
     (y) the Class A-M and then Class A-J Certificates receive distributions in that order only after distributions are made to the Class A-1, Class A-2,
     Class A-3, Class A-AB, Class A-4, Class A-5 and Class A-1S Certificates,
     and (z) the Class A-1S Certificates have certain priority over the Class
     A-M, Class A-J and Class A-1A Certificates with respect to principal distributions from loan group 1 after the Class A-1, Class A-2, Class A-3,
     Class A-AB, Class A-4 and Class A-5 Certificates have been reduced to zero, each as described in the free writing prospectus.

For purposes of making distributions to the Class A-1, Class A-2, Class A-3,
Class A-AB, Class A-4, Class A-5, Class A-1S, Class A-M, Class A-J and Class
A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct groups: loan group 1 and loan group 2. Loan group 1 will consist of 162 mortgage loans, representing approximately 88.56% of the outstanding pool balance, loan group 2 will consist of 31 mortgage loans, representing approximately 11.44% of the outstanding pool balance. Loan Group 2 will include approximately 96.58% of all the mortgage loans secured by multifamily properties. Annex A-1 to the free writing prospectus will set forth the loan group designation with respect to each of these mortgage loans.

The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-5, Class A-M
and Class A-J Certificates will have priority to payments received in respect of mortgage loans included in loan group 1; provided, that the Class A-M and Class
A-J Certificates, in that order, will only receive distributions from loan group
1 after the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-5
and Class A-1S Certificates. The Class A-1S and Class A-1A Certificates will have priority to payments received in respect of mortgage loans included in loan group 2. A description of the principal and interest entitlement of each class of certificates for each distribution date can be found in "Description of the
Offered Certificates--Distributions--Method, Timing and Amount," "--Payment
Priorities" and "--Distribution of Available Funds" in the free writing prospectus.

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 5

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

FULL COLLATERAL CHARACTERISTICS

CUT-OFF DATE BALANCE($)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)    POOL
                                 --------   -------------   ------
1,398,620 -- 2,999,999              15         35,732,899     1.00%
3,000,000 -- 3,999,999              21         72,506,759     2.02%
4,000,000 -- 5,999,999              32        161,108,708     4.50%
6,000,000 -- 6,999,999              16        104,479,892     2.92%
7,000,000 -- 9,999,999              29        237,705,710     6.63%
10,000,000 -- 14,999,999            26        313,285,584     8.74%
15,000,000 -- 29,999,999            31        644,488,744    17.99%
30,000,000 -- 49,999,999            12        440,875,000    12.30%
50,000,000 -- 69,999,999             2        117,000,000     3.27%
70,000,000 -- 300,000,000            9      1,455,857,576    40.63%
                                   ---      -------------   ------
TOTAL                              193      3,583,040,873   100.00%
                                   ===      =============   ======

Min:  1,398,620     Max:  300,000,000    Average:   18,564,979

STATE

                                   NO. OF       AGGREGATE
                                  MORTGAGED    CUT-OFF DATE    % OF
                                 PROPERTIES     BALANCE ($)    POOL
                                 ----------   -------------   ------
California                            28        368,697,010    10.29%
   Southern                           22        288,230,549     8.04%
   Northern                            6         80,466,462     2.25%
Massachusetts                          9        317,150,000     8.85%
Hawaii                                 4        300,000,000     8.37%
Pennsylvania                          22        282,861,367     7.89%
North Carolina                         7        272,267,172     7.60%
New York                              13        267,025,187     7.45%
Virginia                              16        203,072,913     5.67%
New Jersey                             4        160,965,843     4.49%
Texas                                 16        129,449,579     3.61%
Wisconsin                             41         99,593,588     2.78%
Other States(a)                      170      1,181,958,214    32.99%
                                     ---      -------------   ------
TOTAL                                330      3,583,040,873   100.00%
                                     ===      =============   ======

a)   28 states and the District of Columbia.

PROPERTY TYPE

                                    NO. OF      AGGREGATE
                                  MORTGAGED    CUT-OFF DATE    % OF
                                 PROPERTIES     BALANCE ($)    POOL
                                 ----------   -------------   ------
Retail                               165      1,156,719,103    32.28%
   Anchored(a)                        29        594,296,410    16.59%
   Unanchored                         24        299,406,194     8.36%
   Single                            112        263,016,499     7.34%
Office                                58      1,104,732,784    30.83%
Hotel                                 31        547,111,916    15.27%
Multifamily                           33        403,040,826    11.25%
Mixed Use                             15        186,775,843     5.21%
Industrial                            17        111,712,708     3.12%
Manufactured
   Housing                             4         23,886,116     0.67%
Parking                                3         23,545,002     0.66%
Land                                   1          9,450,000     0.26%
Other(b)                               2          8,666,574     0.24%
Special Purpose                        1          7,400,000     0.21%
                                     ---      -------------   ------
TOTAL                                330      3,583,040,873   100.00%
                                     ===      =============   ======

(a)  Includes shadow anchored properties.

(b)  Consists of one mortgage loan for which the related mortgaged property is used as a healthclub, and one mortgage loan for which the related mortgaged property is used as a golf course.

MORTGAGE RATE(%)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)    POOL
                                 --------   -------------   ------
5.345% -- 5.449%                      2         7,799,964     0.22%
5.450% -- 5.749%                     15       522,063,374    14.57%
5.750% -- 5.849%                      3        74,062,641     2.07%
5.850% -- 6.049%                     37       678,812,957    18.95%
6.050% -- 6.249%                     73     1,185,327,480    33.08%
6.250% -- 6.449%                     49       527,333,422    14.72%
6.450% -- 6.649%                     10       543,374,460    15.17%
6.650% -- 10.379%                     4        44,266,574     1.24%
                                    ---     -------------   ------
TOTAL                               193     3,583,040,873   100.00%
                                    ===     =============   ======

Min: 5.345%                Max: 10.379%      Wtd. Average: 6.149%

ORIGINAL TERM TO STATED MATURITY(MOS)(a)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)    POOL
                                 --------   -------------   ------
60 -- 80                              5       358,951,629    10.02%
81 -- 100                             5        91,900,000     2.56%
101 -- 120                          165     2,637,459,055    73.61%
121 -- 316                           18       494,730,189    13.81%
                                    ---     -------------   ------
TOTAL                               193     3,583,040,873   100.00%
                                    ===     =============   ======

Min: 60                       Max: 316           Wtd. Average: 119

(a)  Calculated with respect to the anticipated repayment date for four mortgage loans, representing 1.39% of the outstanding pool balances as of the cut-off date.

REMAINING TERM TO STATED MATURITY(MOS)(a)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)    POOL
                                 --------   -------------   ------
59 -- 84                             10       450,851,629    12.58%
85 -- 119                           131     2,271,360,961    63.39%
120 -- 316                           52       860,828,283    24.03%
                                    ---     -------------   ------
TOTAL                               193     3,583,040,873   100.00%
                                    ===     =============   ======

Min: 59                       Max: 316           Wtd. Average: 117

(a)  Calculated with respect to the anticipated repayment date for four loans representing 1.39% of the outstanding pool balance.

LOANS WITH RESERVE REQUIREMENTS(a)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)    POOL
                                 --------   -------------   ------
Tax                                 149     2,172,971,855   60.65%
Replacement                         145     1,823,884,631   50.90%
Insurance                           136     1,721,129,189   48.04%
TILC(b)                              89     1,369,316,402   53.49%

(a)  Includes upfront or ongoing reserves.

(b)  Based only on portion of pool secured by retail, office, industrial and mixed use properties.

CUT-OFF DATE LOAN-TO-VALUE RATIO(%)(a)(b)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)    POOL
                                 --------   -------------   ------
27.82% -- 50.00%                     8        121,490,213     3.39%
50.01% -- 60.00%                    18        569,114,150    15.88%
60.01% -- 70.00%                    50        715,448,847    19.97%
70.01% -- 75.00%                    52        821,084,579    22.92%
75.01% -- 80.00%                    62      1,263,038,084    35.25%
80.01% -- 94.02%                     3         92,865,000     2.59%
                                   ---      -------------   ------
TOTAL                              193      3,583,040,873   100.00%
                                   ===      =============   ======

Min: 27.82%                 Max: 94.02%        Wtd. Average: 70.10%

(a)  Calculated on loan balances after netting out a holdback amount for 11 mortgage loans representing 3.30% of the outstanding pool balance as of the cut-off date.

(b)  In the case of four mortgage loans representing 14.99% of the outstanding pool balance as of the cut-off date, with one or more subordinate companion loans that are not included in the trust, unless otherwise indicated, DSCR and LTV ratios have been calculated based on the mortgage loan included in the trust.

LOAN-TO-VALUE RATIO AT MATURITY(%)(a)(b)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)    POOL
                                 --------   -------------   ------
0.00% -- 30.00%                       3        39,821,042     1.11%
30.01% -- 40.00%                      5        23,586,923     0.66%
40.01% -- 50.00%                     14       141,803,235     3.96%
50.01% -- 60.00%                     35       736,241,777    20.55%
60.01% -- 70.00%                     92     1,552,176,896    43.32%
70.01% -- 75.00%                     38       801,151,000    22.36%
75.01% -- 80.00%                      6       288,260,000     8.05%
                                    ---     -------------   ------
TOTAL                               193     3,583,040,873   100.00%
                                    ===     =============   ======

Min: 0.00%                  Max: 80.00%        Wtd. Average: 64.25%

(a)  Calculated on loan balances after netting out a holdback amount for 11 mortgage loans representing 3.30% of the outstanding pool balance as of the cut-off date.

(b)  In the case of four mortgage loans representing 14.99% of the outstanding pool balance as of the cut-off date, with one or more subordinate companion loans that are not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust.

DEBT SERVICE COVERAGE RATIOS(x)(a)(b)

                                  NO. OF     AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)    POOL
                                 --------   -------------   ------
1.00 -- 1.19                        23        585,692,299    16.35%
1.20 -- 1.29                        95      1,226,805,926    34.24%
1.30 -- 1.39                        26        442,205,855    12.34%
1.40 -- 1.49                        18        255,903,247     7.14%
1.50 -- 1.74                        20        425,074,520    11.86%
1.75 -- 1.99                        10        639,959,025    17.86%
2.00 -- 2.37                         1          7,400,000     0.21%
                                   ---      -------------   ------
TOTAL                              193      3,583,040,873   100.00%
                                   ===      =============   ======

Min: 1.00                    Max: 2.37          Wtd. Average: 1.40

(a)  Calculated on loan balances after netting out a holdback amount for 15 mortgage loans representing 4.25% of the outstanding pool balance as of the cut-off date.

(b)  In the case of four mortgage loans representing 14.99% of the outstanding pool balance as of the cut-off date, with one or more subordinate companion loans that are not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust.

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 6

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

LOAN GROUP 1

CUT-OFF DATE BALANCE ($)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)   GROUP 1
                                 --------   -------------   -------
1,845,747 - 2,999,999               11         26,362,148     0.83%
3,000,000 - 3,999,999               19         65,996,943     2.08%
4,000,000 - 5,999,999               28        140,848,884     4.44%
6,000,000 - 6,999,999               14         91,217,892     2.87%
7,000,000 - 9,999,999               25        204,612,335     6.45%
10,000,000 - 14,999,999             21        252,135,584     7.95%
15,000,000 - 29,999,999             24        487,628,744    15.37%
30,000,000 - 49,999,999              9        331,410,000    10.44%
50,000,000 - 69,999,999              2        117,000,000     3.69%
70,000,000 - 300,000,000             9      1,455,857,576    45.88%
                                   ---      -------------   ------
TOTAL                              162      3,173,070,106   100.00%
                                   ===      =============   ======
Min: 1,845,747
Max: 300,000,000
Average: 19,586,853

STATE

                                   NO. OF       AGGREGATE
                                  MORTGAGED    CUT-OFF DATE    % OF
                                 PROPERTIES     BALANCE ($)   GROUP 1
                                 ----------   -------------   -------
California                            26        352,483,194    11.11%
   Southern                           22        288,230,549     9.08%
   Northern                            4         64,252,645     2.02%
Massachusetts                          9        317,150,000    10.00%
Hawaii                                 4        300,000,000     9.45%
New York                              12        262,525,187     8.27%
North Carolina                         4        221,227,172     6.97%
Pennsylvania                          18        212,097,992     6.68%
Virginia                              16        203,072,913     6.40%
New Jersey                             4        160,965,843     5.07%
Texas                                 16        129,449,579     4.08%
Wisconsin                             41         99,593,588     3.14%
Other States(a)                      146        914,504,639    28.82%
                                     ---      -------------   ------
TOTAL                                296      3,173,070,106   100.00%
                                     ===      =============   ======

(a)  26 states and the District of Columbia.

PROPERTY TYPE

                                   NO. OF       AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES    BALANCE ($)    GROUP 1
                                 ----------   -------------   -------
Retail                               165      1,156,719,103    36.45%
   Anchored (a)                       29        594,296,410    18.73%
   Unanchored                         24        299,406,194     9.44%
   Single                            112        263,016,499     8.29%
Office                                58      1,104,732,784    34.82%
Hotel                                 31        547,111,916    17.24%
Mixed Use                             15        186,775,843     5.89%
Industrial                            17        111,712,708     3.52%
Parking                                3         23,545,002     0.74%
Multifamily                            2         13,783,876     0.43%
Land                                   1          9,450,000     0.30%
Other(b)                               2          8,666,574     0.27%
Special Purpose                        1          7,400,000     0.23%
Manufactured Housing                   1          3,172,299     0.10%
                                     ---      -------------   ------
TOTAL                                296      3,173,070,106   100.00%
                                     ===      =============   ======

(a)  Includes shadow anchored properties.

(b)  Consists of one mortgage loan for which the related mortgage property is used as a health club, and one mortgaged loan for which the related mortgage property is used as a golf course.

MORTGAGE RATE(%)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   -------
5.345% - 5.449%                       2         7,799,964     0.25%
5.450% - 5.749%                      13       505,500,000    15.93%
5.750% - 5.849%                       3        74,062,641     2.33%
5.850% - 6.049%                      30       502,487,957    15.84%
6.050% - 6.249%                      59     1,059,500,905    33.39%
6.250% - 6.449%                      42       452,277,605    14.25%
6.450% - 6.649%                       9       527,174,460    16.61%
6.650% - 10.379%                      4        44,266,574     1.40%
                                    ---     -------------   ------
TOTAL                               162     3,173,070,106   100.00%
                                    ===     =============   ======

Min: 5.345%
Max: 10.379%
Wtd. Average: 6.156%

ORIGINAL TERM TO STATED MATURITY (MOS)(a)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   --------
60 - 80                               3       330,501,629    10.42%
81 - 100                              5        91,900,000     2.90%
101 - 120                           139     2,339,238,288    73.72%
121 - 316                            15       411,430,189    12.97%
                                    ---     -------------   ------
TOTAL                               162     3,173,070,106   100.00%
                                    ===     =============   ======

Min: 60
Max: 316
Wtd. Average: 119

(a)  Calculated with respect to the anticipated repayment date for four mortgage loans, representing 1.57% of the initial loan group 1 balance as of the cut-off date.

REMAINING TERM TO STATED MATURITY (MOS)(a)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   -------
59 - 84                              8        422,401,629    13.31%
85 - 119                           108      2,009,340,195    63.32%
120 - 316                           46        741,328,283    23.36%
                                   ---      -------------   ------
TOTAL                              162      3,173,070,106   100.00%
                                   ===      =============   ======

Min: 59
Max: 316
Wtd. Average: 117

(a)  Calculated with respect to the anticipated repayment date for four mortgage loans, representing 1.57% of the initial loan group 1 balance as of the cut-off date.

LOANS WITH RESERVE REQUIREMENTS(a)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   -------
Tax                                121      1,846,301,089    58.19%
Replacement                        117      1,497,213,865    47.19%
Insurance                          110      1,416,858,423    44.65%
TILC(6)                             89      1,369,316,402    53.49%

(a)  Includes upfront or ongoing reserves.

(b)  Based only on portion of pool secured by retail, office, industrial and mixed use properties.

CUT-OFF DATE LOAN-TO-VALUE RATIO(%)(a)(b)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   -------
27.82% - 50.00%                       8       121,490,213     3.83%
50.01% - 60.00%                      17       564,614,150    17.79%
60.01% - 70.00%                      43       643,335,030    20.27%
70.01% - 75.00%                      44       698,802,825    22.02%
75.01% - 80.00%                      47     1,051,962,888    33.15%
80.01% - 94.02%                       3        92,865,000     2.93%
                                    ---     -------------   ------
TOTAL                               162     3,173,070,106   100.00%
                                    ===     =============   ======

Min: 27.82%
Max: 94.02%
Wtd. Average: 69.44%

(a)  Calculated on loan balances after netting out a holdback amount for seven mortgage loans representing 2.39% of the initial loan group 1 balance as of the cut-off-date.

(b)  In the case of four mortgaged loans representing 16.92% of the initial loan group 1 balance as of the cut-off date, with one or more subordinate companion loans that are not included in the trust, unless otherwise indicated, DSCR and LTV have been calculated based on the mortgage loan included in the trust.

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)(b)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS     BALANCE ($)    GROUP 1
                                 --------   -------------   -------
0.00% - 30.00%                       3         39,821,042     1.25%
30.01% - 40.00%                      5         23,586,923     0.74%
40.01% - 50.00%                     13        137,303,235     4.33%
50.01% - 60.00%                     33        720,027,960    22.69%
60.01% - 70.00%                     75      1,396,440,946    44.01%
70.01% - 75.00%                     27        567,630,000    17.89%
75.01% - 80.00%                      6        288,260,000     9.08%
                                   ---      -------------   ------
TOTAL                              162      3,173,070,106   100.00%
                                   ===      =============   ======

Min: 0.00%
Max: 80.00%
Wtd. Average: 63.43%

(a)  Calculated on loan balances after netting out a holdback amount for seven mortgage loans representing 2.39% of the initial loan group 1 balance as of the cut-off-date.

(b)  In the case of four mortgaged loans representing 16.92% of the initial loan group 1 balance as of the cut-off date, with one or more subordinate companion loans that are not included in the trust, unless otherwise indicated, DSCR and LTV have been calculated based on the mortgage loan included in the trust.

DEBT SERVICE COVERAGE RATIOS(x) (a)(b)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)   GROUP 1
                                 --------   -------------   -------
1.00 - 1.19                          20       508,892,299    16.04%
1.20 - 1.29                          74       920,997,974    29.03%
1.30 - 1.39                          24       436,501,485    13.76%
1.40 - 1.49                          17       250,453,247     7.89%
1.50 - 1.74                          16       408,866,076    12.89%
1.75 - 1.99                          10       639,959,025    20.17%
2.00 - 2.37                           1         7,400,000     0.23%
                                    ---     -------------   ------
TOTAL                               162     3,173,070,106   100.00%
                                    ===     =============   ======

Min: 1.00
Max: 2.37
Wtd. Average: 1.42

(a)  Calculated on loan balances after netting out hold back amount for 11 loans representing 3.46% of the initial loan group 1 balance as of the cut-off date.

(b)  In the case of four mortgage loans representing 16.92% of the initial loan group 1 balance as of the cut-off date, with one or more subordinate companion loans that are not included in the trust, unless otherwise indicated, DSCR and LTV have been calculated based on the mortgage loan included in the trust.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 7

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

LOAN GROUP 2

CUT-OFF DATE BALANCE($)

                                   NO. OF    AGGREGATE
                                 MORTGAGE   CUT-OFF DATE     % OF
                                    LOANS    BALANCE ($)   GROUP 2
                                 --------   ------------   -------
1,398,620 - 2,999,999                4         9,370,751     2.29%
3,000,000 - 3,999,999                2         6,509,817     1.59%
4,000,000 - 5,999,999                4        20,259,824     4.94%
6,000,000 - 6,999,999                2        13,262,000     3.23%
7,000,000 - 9,999,999                4        33,093,374     8.07%
10,000,000 - 14,999,999              5        61,150,000    14.92%
15,000,000 - 29,999,999              7       156,860,000    38.26%
30,000,000 - 40,725,000              3       109,465,000    26.70%
                                   ---       -----------   ------
TOTAL                               31       409,970,766   100.00%
                                   ===       ===========   ======

Min: 1,398,620
Max: 40,725,000
Average: 13,224,863

STATE

                                   NO. OF      AGGREGATE
                                  MORTGAGED   CUT-OFF DATE     % OF
                                 PROPERTIES    BALANCE ($)   GROUP 2
                                 ----------   ------------   -------
Pennsylvania                          4         70,763,374    17.26%
North Carolina                        3         51,040,000    12.45%
Michigan                              5         46,175,000    11.26%
Georgia                               2         45,300,000    11.05%
Louisiana                             2         29,362,000     7.16%
Iowa                                  7         28,980,575     7.07%
Ohio                                  1         24,800,000     6.05%
South Carolina                        1         24,560,000     5.99%
Utah                                  1         23,000,000     5.61%
California                            2         16,213,817     3.95%
   Northern                           2         16,213,817     3.95%
Other States(a)                       6         49,776,000    12.14%
                                    ---        -----------   ------
TOTAL                                34        409,970,766   100.00%
                                    ===        ===========   ======

(a)  6 states

PROPERTY TYPE

                                   NO. OF      AGGREGATE
                                  MORTGAGED   CUT-OFF DATE      % OF
                                 PROPERTIES    BALANCE ($)    GROUP 2
                                 ----------   ------------    -------
Multifamily                          31        389,256,950     94.95%
Manufactured Housing                  3         20,713,817      5.05%
                                    ---        -----------    ------
TOTAL                                34        409,970,766    100.00%
                                    ===        ===========    ======

MORTGAGE RATE(%)

                                   NO. OF    AGGREGATE
                                 MORTGAGE   CUT-OFF DATE     % OF
                                   LOANS     BALANCE ($)    GROUP 2
                                 --------   ------------    -------
5.643% - 5.749%                      2        16,563,374      4.04%
5.750% - 6.049%                      7       176,325,000     43.01%
6.050% - 6.249%                     14       125,826,575     30.69%
6.250% - 6.449%                      7        75,055,817     18.31%
6.450% - 6.569%                      1        16,200,000      3.95%
                                   ---       -----------    ------
TOTAL                               31       409,970,766    100.00%
                                   ===       ===========    ======

Min: 5.643%
Max: 6.569%
Wtd. Average: 6.097%

ORIGINAL TERM TO STATED MATURITY(MOS)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE     % OF
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
60 - 80                              2        28,450,000     6.94%
81 - 120                            26       298,220,766    72.74%
121                                  3        83,000,000    20.32%
                                   ---       -----------   ------
TOTAL                               31       409,970,766   100.00%
                                   ===       ===========   ======

Min: 60
Max: 121
Wtd. Average: 116

REMAINING TERM TO STATED MATURITY(MOS)

                                   NO. OF     AGGREGATE
                                 MORTGAGE   CUT-OFF DATE     % OF
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
59 - 84                              2        28,450,000     6.94%
85 - 119                            23       262,020,766    63.91%
120 - 121                            6       119,500,000    29.15%
                                   ---       -----------   ------
TOTAL                               31       409,970,766   100.00%
                                   ===       ===========   ======

Min: 59
Max: 121
Wtd. Average: 115

LOANS WITH RESERVE REQUIREMENTS(a)

                                  NO. OF     AGGREGATE
                                 MORTGAGE   CUT-OFF DATE     % OF
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
Tax                                 28       326,670,766    79.68%
Replacement                         28       326,670,766    79.68%
Insurance                           26       304,270,766    74.22%

(a)  Includes upfront or ongoing reserves.

CUT-OFF DATE LOAN-TO-VALUE RATIO(%)(a)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE     % OF
                                  LOANS      BALANCE ($)   GROUP 2
                                 --------   ------------   -------
54.88% - 60.00%                      1         4,500,000     1.10%
60.01% - 70.00%                      7        72,113,817    17.59%
70.01% - 75.00%                      8       122,281,754    29.83%
75.01% - 80.00%                     15       211,075,195    51.49%
                                   ---       -----------   ------
TOTAL                               31       409,970,766   100.00%
                                   ===       ===========   ======

Min: 54.88%
Max: 80.00%
Wtd. Average: 75.21%

(a)  Calculated on loan balances after netting out a holdback amount for four mortgage loans representing 10.37% of the initial loan group 2 balance as of the cut-off date.

LOAN-TO-VALUE RATIO AT MATURITY(%)(a)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE     % OF
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
42.39% - 50.00%                      1         4,500,000     1.10%
50.01% - 60.00%                      2        16,213,817     3.95%
60.01% - 70.00%                     17       155,735,950    37.99%
70.01% - 74.93%                     11       233,521,000    56.96%
                                   ---       -----------   ------
TOTAL                               31       409,970,766   100.00%
                                   ===       ===========   ======

Min: 42.39%
Max: 74.93%
Wtd. Average: 69.13%

(a)  Calculated on loan balances after netting out a holdback amount for four mortgage loans representing 10.37% of the initial loan group 2 balance as of the cut-off date.

DEBT SERVICE COVERAGE RATIOS(x)(a)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE     % OF
                                   LOANS     BALANCE ($)   GROUP 2
                                 --------   ------------   -------
1.16 - 1.19                          3        76,800,000    18.73%
1.20 - 1.29                         21       305,807,953    74.59%
1.30 - 1.39                          2         5,704,370     1.39%
1.40 - 1.49                          1         5,450,000     1.33%
1.50 - 1.57                          4        16,208,444     3.95%
                                   ---       -----------   ------
TOTAL                               31       409,970,766   100.00%
                                   ===       ===========   ======
Min: 1.16
Max: 1.57
Wtd. Average: 1.23

(a)  Calculated on loan balances after netting out a holdback amount for four mortgage loans representing 10.37% of the initial loan group 2 balance as of the cut-off date.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 8

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

VI. LARGE LOAN DESCRIPTION

                   FIFTEEN LARGEST LOANS OR CROSSED LOAN GROUP

                                         LOAN     LOAN                               PROPERTY
NO.            PROPERTY NAME            SELLER   GROUP       CITY         STATE        TYPE
---   ------------------------------   -------   -----   -------------   -------   -----------

 1.   Ala Moana Portfolio(1)             CGM       1       Honolulu         HI       Various
 2.   ShopKo Portfolio(2)                CGM/      1        Various      Various     Various
                                         BCRE
 3.   High Point Furniture Mart          GACC      1      High Point        NC       Retail
 4.   InterContinental Boston Hotel      GACC      1        Boston          MA        Hotel
 5.   Fair Lakes Office Portfolio(2)     GACC      1        Fairfax         VA       Office
 6.   Two Gateway                      Capmark     1        Newark          NJ       Office
 7.   1111 Marcus Avenue               Capmark     1     Lake Success       NY       Office
 8.   White Plains Plaza                 GACC      1     White Plains       NY       Office
 9.   The Hay-Adams                      GACC      1      Washington        DC        Hotel
10.   660 South Figueroa Tower           GACC      1      Los Angeles       CA       Office

      TOTAL / WTD. AVG. FOR TOP 10

11.   Washington Business Park           GACC      1         Lanham         MD      Mixed Use
12.   Greendale Mall                   Capmark     1       Worcester        MA        Retail
13.   Mills Building                   Capmark     1     San Francisco      CA        Office
14.   Lightstone MI Tranche I            CGM       2        Various         MI     Multifamily
15.   Village at Century                 CGM       1       Inglewood        CA        Retail

      TOTAL / WTD. AVG. FOR TOP 15

                                                                     % OF
                                                          % OF     INITIAL
                                                         INITIAL    LOAN
                                        CUT-OFF DATE    MORTGAGE    GROUP                   LOAN PER               CUT-OFF
                                          PRINCIPAL       POOL       1/2       UNITS/     UNIT / SF /                DATE
NO.             PROPERTY NAME              BALANCE       BALANCE   BALANCE    SF/ROOMS        ROOM      DSCR         LTV
---   ------------------------------   --------------   --------   -------   ----------   -----------   --------   -------

 1.   Ala Moana Portfolio(1)             $300,000,000     8.37%      9.45     1,989,759   $    603.09   1.81x(3)    51.51%
 2.   ShopKo Portfolio(2)                 258,407,576     7.21%      8.14    10,974,960   $     49.56   1.51x       76.14%

 3.   High Point Furniture Mart           195,000,000     5.44%      6.15     2,030,379   $     96.04   1.95x       58.28%
 4.   InterContinental Boston Hotel       175,000,000     4.88%      5.52           424   $412,735.85   1.38x       79.55%
 5.   Fair Lakes Office Portfolio(2)      142,450,000     3.98%      4.49     1,250,842   $    207.06   1.29x       68.61%
 6.   Two Gateway                         130,000,000     3.63%      4.10       780,454   $    166.57   1.26x       79.27%
 7.   1111 Marcus Avenue                  100,000,000     2.79%      3.15       438,766   $    227.91   1.42x       71.43%
 8.   White Plains Plaza                   80,000,000     2.23%      2.52       702,230   $    113.92   1.39x       66.67%
 9.   The Hay-Adams                        75,000,000     2.09%      2.36           145   $517,241.38   1.14x       75.00%
10.   660 South Figueroa Tower             62,000,000     1.73%      1.95       278,900   $    222.30   1.11x       73.81%
                                       --------------    -----                                          ----        -----
      TOTAL / WTD. AVG. FOR TOP 10     $1,517,857,576    42.36%                                         1.52x       67.97%
                                       ==============    =====                                          ====        =====
11.   Washington Business Park             55,000,000     1.54%      1.73       567,774   $     96.87   1.13x       82.71%
12.   Greendale Mall                       45,000,000     1.26%      1.42       309,103   $    145.58   1.70x       69.23%
13.   Mills Building                       44,000,000     1.23%      1.39       434,569   $    101.25   1.98x       46.00%
14.   Lightstone MI Tranche I              40,725,000     1.14%      9.93         1,017   $ 40,044.25   1.23x       75.00%
15.   Village at Century                   36,110,000     1.01%      1.14       176,062   $    205.10   1.16x       70.25%
                                       --------------    -----                                          ----        -----
      TOTAL / WTD. AVG. FOR TOP 15     $1,738,692,576    48.53%                                         1.51x       68.13%
                                       ==============    =====                                          ====        =====

(1)  With respect to the Ala Moana Portfolio loan, the Loan per SF, DSCR and
     Cut-off Date LTV used throughout the free writing prospectus were calculated based upon the aggregate indebtedness of the Ala Moana Portfolio loan as well as the pari passu companion loans, exclusive of the B loan.

(2)  With respect to the ShopKo Portfolio Loan and the Fair Lakes Office
     Portfolio Loan, the Loan per SF, DSCR and Cut-off Date LTV used throughout the free writing prospectus were calculated based upon the aggregate indebtedness of the related Loan Combination.

(3)  DSCR and Underwritten Net Cash Flow does not include any normalized leasing costs or capital expenditures. In addition, a $10,000,000 master lease provided by GGP Kapiolani Development L.L.C. was underwritten in the calculation of DSCR and Underwritten Net Cash Flow.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 9

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

AMORTIZATION TYPE

          AMORTIZATION TYPE           NUMBER OF MORTGAGE LOANS   AGGREGATE CUT-OFF BALANCE
-----------------------------------   ------------------------   -------------------------

Partial Interest Only Balloon Loans               99                   $1,805,561,879
   6 month IO Loans                                1                       23,365,000
   12 month IO Loans                               5                       52,561,629
   15 month IO Loans                               2                       34,500,000
   23 month IO Loans                               1                      195,000,000
   24 month IO Loans                              18                      232,287,000
   25 month IO Loans                               3                       13,235,000
   30 month IO Loans                               1                        7,000,000
   36 month IO Loans                              23                      282,826,250
   48 month IO Loans                               9                      141,525,000
   60 month IO Loans                              29                      651,462,000
   61 month IO Loans                               5                      145,100,000
   72 month IO Loans                               1                       16,000,000
   84 month IO Loans                               1                       10,700,000
Interest Only Loans                               18                    1,018,400,000
Balloon Loans                                     71                      700,345,111
ARD Loan                                           4                       49,677,841
Fully Amortizing Loans                             1                        9,056,042
                                                 ---                   --------------
Total:                                           193                   $3,583,040,873
                                                 ===                   ==============

          AMORTIZATION TYPE           % OF INITIAL POOL BALANCE   % OF GROUP 1 BALANCE   % OF GROUP 2 BALANCE
-----------------------------------   -------------------------   --------------------   --------------------

Partial Interest Only Balloon Loans              50.39%                   46.32%                 81.90%
   6 month IO Loans                               0.65                     0.74                   0.00
   12 month IO Loans                              1.47                     1.66                   0.00
   15 month IO Loans                              0.96                     1.09                   0.00
   23 month IO Loans                              5.44                     6.15                   0.00
   24 month IO Loans                              6.48                     6.28                   8.07
   25 month IO Loans                              0.37                     0.42                   0.00
   30 month IO Loans                              0.20                     0.22                   0.00
   36 month IO Loans                              7.89                     7.49                  11.05
   48 month IO Loans                              3.95                     1.74                  21.03
   60 month IO Loans                             18.18                    17.76                  21.43
   61 month IO Loans                              4.05                     1.95                  20.32
   72 month IO Loans                              0.45                     0.50                   0.00
   84 month IO Loans                              0.30                     0.34                   0.00
Interest Only Loans                              28.42                    31.64                   3.52
Balloon Loans                                    19.55                    20.19                  14.58
ARD Loan                                          1.39                     1.57                   0.00
Fully Amortizing Loans                            0.25                     0.29                   0.00
                                                ------                   ------                 ------
Total:                                          100.00%                  100.00%                100.00%
                                                ======                   ======                 ======

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 10

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

5 YEAR LOANS

                                                                                % OF
                              MORTGAGE                            CUT-OFF     INITIAL
                                LOAN               PROPERTY         DATE        POOL     LOAN
        PROPERTY NAME          SELLER    STATE       TYPE         BALANCE     BALANCE   GROUP
---------------------------   --------   -----   -----------   ------------   -------   -----

Ala Moana Portfolio              CGM       HI      Various     $300,000,000    8.37%      1
Cypress Lakes Apartments       Capmark     IA    Multifamily   $ 23,000,000    0.64%      2
Coastal Building                 CGM       FL       Office     $ 11,750,000    0.33%      1
North Park Place Apartments      CGM       MI    Multifamily   $  5,450,000    0.15%      2
                                                               ------------    ----
TOTAL / WTD. AVG.                                              $340,200,000    9.49%
                                                               ============    ====

                                                   LOAN
                                                  BALANCE                             REMAINING
                                                    PER                                INTEREST   REMAINING
                                                   TOTAL      UNDER-                     ONLY      TERM TO
                              % OF APPLICABLE    SF/UNIT/    WRITTEN   CUT-OFF DATE     PERIOD     MATURITY
        PROPERTY NAME            LOAN GROUP       PAD/KEY      DSCR      LTV RATIO     (MONTHS)    (MONTHS)
---------------------------   ---------------   ----------   -------   ------------   ---------   ---------

Ala Moana Portfolio                9.45%        $   603.09   1.81x(1)     51.51%          59          59
Cypress Lakes Apartments           5.61%        $73,248.41   1.25x        74.19%          36          60
Coastal Building                   0.37%        $   137.21   1.20x        71.21%          36          60
North Park Place Apartments        1.33%        $43,253.97   1.42x        73.65%          59          59
                                                             ----         -----
TOTAL / WTD. AVG.                                            1.75x        54.08%
                                                             ====         =====

7 YEAR LOANS

                                                                                        % OF
                                         MORTGAGE                         CUT-OFF     INITIAL
                                           LOAN             PROPERTY       DATE         POOL     LOAN
             PROPERTY NAME                SELLER    STATE     TYPE        BALANCE     BALANCE   GROUP
--------------------------------------   --------   -----   --------   ------------   -------   -----

One Cabot Road Office                     Capmark     MA     Office    $ 36,000,000    1.00%      1
Waterfront Hilton                         Capmark     CA     Hotel     $ 35,000,000    0.98%      1
Courtyard by Marriot Penn Square(2)       Capmark     PA     Hotel     $ 18,751,629    0.52%      1
Holiday Inn - El Paso                     Capmark     TX     Hotel     $  9,310,000    0.26%      1
SpringHill Suites - Manchester Airport    Capmark     NH     Hotel     $  5,900,000    0.16%      1
TownePlace Suites - Manchester            Capmark     NH     Hotel     $  5,690,000    0.16%      1
                                                                       ------------    ----
TOTAL / WTD. AVG.                                                      $110,651,629    3.09%
                                                                       ============    ====

                                                                 LOAN
                                                               BALANCE                               REMAINING
                                                                 PER                                 INTEREST   REMAINING
                                                                TOTAL        UNDER-                    ONLY      TERM TO
                                          % OF APPLICABLE      SF/UNIT/     WRITTEN   CUT-OFF DATE    PERIOD    MATURITY
             PROPERTY NAME                   LOAN GROUP        PAD/KEY        DSCR      LTV RATIO    (MONTHS)   (MONTHS)
---------------------------------------- ----------------- --------------- --------- -------------- ---------- ----------

One Cabot Road Office                           1.13%       $     115.78      1.52x       69.23%        84     84
Waterfront Hilton                               1.10%       $ 120,689.66      1.92x       46.98%        22     82
Courtyard by Marriot Penn Square(2)             0.59%       $ 103,030.93      1.43x       72.12%         0     64
Holiday Inn - El Paso                           0.29%       $  52,897.73      1.57x       71.07%         8     80
SpringHill Suites - Manchester Airport          0.19%       $  59,000.00      1.35x       78.67%        17     77
TownePlace Suites - Manchester                  0.18%       $  73,896.10      1.61x       72.95%        17     77
                                                                              ----        -----
TOTAL / WTD. AVG.                                                             1.63x       63.53%
                                                                              ====        =====

(1)  DSCR does not include any normalized leasing costs or capital expenditures.
     In addition, a $10,000,000 master lease provided by GGP Kapiolani
     Development L.L.C. was underwritten in the calculation of DSCR.

(2)  Loan term is 78 months.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the Securities and
Exchange Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 11

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 12

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $300,000,000
                                                       TMA DSCR:    1.81x
                               ALA MOANA PORTFOLIO     TMA LTV:     51.51%
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 13

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $300,000,000
                                                       TMA DSCR:    1.81x
                               ALA MOANA PORTFOLIO     TMA LTV:     51.51%
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 14

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $300,000,000
                                                       TMA DSCR:    1.81x
                           ALA MOANA PORTFOLIO (1)(2)  TMA LTV:     51.51%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            CGM
LOAN PURPOSE:                           Refinance
SHADOW RATING (S/M):                    BBB- / A3
ORIGINAL BALANCE(2):                    $300,000,000
CUT-OFF BALANCE(2):                     $300,000,000
% BY INITIAL UPB:                       8.37%
INTEREST RATE:                          5.60275%
PAYMENT DATE:                           1st of each month
FIRST PAYMENT DATE:                     October 1, 2006
MATURITY DATE:                          September 1, 2011
AMORTIZATION:                           Interest only
CALL PROTECTION:                        Lockout for 24 months from
                                        securitization date, with defeasance
                                        permitted thereafter. On and after
                                        December 31, 2010, prepayment is
                                        permitted without penalty.
SPONSOR:                                GGP Limited Partnership
BORROWER:                               GGP Ala Moana L.L.C. and GGP Kapiolani
                                        Development L.L.C.
LOCKBOX:                                Hard
INITIAL RESERVES:                       None
MONTHLY RESERVES(3):                    Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                          ALA MOANA
                                          ALA MOANA    PORTFOLIO LOAN
                                        NOTE A LOANS     COMBINATION
                                        ------------   --------------
LOAN BALANCE / SQ. FT.:                    $603.09         $753.86
BALLOON BALANCE / SQ. FT.:                 $603.09         $753.86
LTV:                                         51.51%          64.39%
BALLOON LTV:                                 51.51%          64.39%
DSCR(4):                                      1.81x           1.44x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Portfolio
PROPERTY TYPE:                          Retail and Office
COLLATERAL:                             Fee simple and Leasehold
LOCATION:                               Honolulu, Hawaii
YEAR BUILT / RENOVATED:                 Various
COLLATERAL SF:                          1,989,759 sq. ft.
PROPERTY MANAGEMENT:                    Borrower
OCCUPANCY (AS OF 6/15/06 - 6/27/06):    95.78%
UNDERWRITTEN NET OPERATING INCOME:      $123,538,966
UNDERWRITTEN NET CASH FLOW(4):          $123,538,966
APPRAISED VALUE:                        $2,329,500,000
APPRAISAL DATE:                         August 1, 2006
--------------------------------------------------------------------------------

(1)  The LTV, Balloon LTV and DSCR used throughout the free writing prospectus were calculated based upon the aggregate balance of the Ala Moana Portfolio
     Loan as well as the pari passu companion loans, together referred to below as the "Ala Moana Note A Loans," and excludes the Ala Moana Subordinate
     Companion Loan.

(2)  The total original financing amount is $1,500,000,000 (the "Ala Moana
     Portfolio Loan Combination"), evidenced by multiple pari passu notes totaling $1,200,000,000 (the "Ala Moana Note A Loans") and multiple subordinate companion notes totaling $300,000,000 (the "Ala Moana
     Subordinate Companion Loan"). One $300,000,000 pari passu note, which evidences the Ala Moana Portfolio Loan, is included in the trust. The remaining pari passu companion notes totaling $900,000,000 and the Ala
     Moana Subordinate Companion Loan are not included in the trust.

(3)  See "Reserves" below.

(4)  DSCR and Underwritten Net Cash Flow does not include any normalized leasing costs or capital expenditures. In addition, a $10,000,000 master lease provided by GGP Kapiolani Development L.L.C. was underwritten and included in the calculation of DSCR.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 15

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $300,000,000
                                                       TMA DSCR:    1.81x
                               ALA MOANA PORTFOLIO     TMA LTV:     51.51%
--------------------------------------------------------------------------------

                                 ANCHOR TENANTS

                                         WEIGHTED AVG   PERCENTAGE     2005 TENANT      LEASE
  TENANT        NRSF    % NRSF   % GPR     RENT PSF     RENT PSF(1)   SALES PSF(2)   EXPIRATION   RATINGS (S/M/F)(3)
-----------   -------   ------   -----   ------------   -----------   ------------   ----------   ------------------

Sears         341,199   17.15%   0.00%(4)   $0.00(4)       $4.29           286        08/31/09         BB+/NR/BB
Macy's        326,860   16.43    2.42        6.65           4.39           333        12/31/15       BBB/Baa1/BBB+
Shirokiya      53,515    2.69    1.77       29.71           1.82           668        01/31/20         NR/NR/NR
Old Navy       33,221    1.67    0.93       25.16           0.00           509        01/31/11      BBB-/Baa3/BBB-
Longs Drugs    31,049    1.56    1.33       38.47           0.00         1,322        01/31/11         NR/NR/NR
              -------   -----    ----       -----          -----         -----
TOTAL/WA:     785,844   39.49%   6.45%      $7.37          $3.81           382
              =======   =====    ====       =====          =====         =====

(1)  Represents percentage rent paid by tenants based on sales for the twelve months ended December 31, 2005.

(2)  The tenant sales are per the borrower provided 2005 tenant sales schedule.

(3)  Credit ratings of parent company, whether it guarantees the lease or not.

(4)  Sears does not pay base rent but is responsible for CAM reimbursements and percentage rent. Per the June 27, 2006 rent roll, Sears pays $4.48 psf for
     CAM reimbursements. Pursuant to the Sears lease, Sears currently pays 1.5%
     of net sales less real estate tax reimbursements.

                        ALA MOANA PORTFOLIO LOAN SUMMARY

                               CUT-OFF                                              OCCUPANCY %                     UNDERWRITTEN
                           ALLOCATED LOAN   PROPERTY     YEAR BUILT/     PROPERTY     (AS OF                             NET
      PROPERTY NAME           BALANCE(1)      TYPE     YEAR RENOVATED      SIZE      JUNE 2006)   APPRAISED VALUE   CASH FLOW(2)
------------------------   --------------   --------   --------------   ---------   -----------   ---------------   ------------

Ala Moana Center            $283,322,601     Retail      1959 / 2004    1,606,435      97.31%      $2,200,000,000   $116,671,271
Ala Moana Building             9,272,376     Office      1961 / 2004      199,362      89.15           72,000,000      3,818,332
Ala Moana Pacific Center       6,181,584     Office         1983          169,918      88.82           48,000,000      2,545,555
Ala Moana Plaza                1,223,439     Retail         1989           14,044     100.00            9,500,000        503,808
                            ------------                                ---------     ------       --------------   ------------
TOTAL/WA:                   $300,000,000                                1,989,759      95.78%      $2,329,500,000   $123,538,966
                            ============                                =========     ======       ==============   ============

(1)  The total original financing amount is $1,500,000,000 (the "Ala Moana
     Portfolio Loan Combination") evidenced by multiple pari passu notes totaling $1,200,000,00 and multiple subordinate companion notes totaling
     $300,000,000. One $300,000,000 pari passu note, which evidences the Ala
     Moana Portfolio Loan, is included in the trust. The remaining pari passu companion notes and the Ala Moana Subordinate Companion Notes (as defined herein) totaling $1,200,000,000 are not included in the trust.

(2)  DSCR and Underwritten Net Cash Flow does not include any normalized leasing costs or capital expenditures. In addition, a $10,000,000 master lease provided by GGP Kapiolani Development L.L.C. was underwritten in the calculation of DSCR and Underwritten Net Cash Flow.

                                 LEASE ROLLOVER

                                                                                                     CUMULATIVE
             NUMBER OF                                       CUMULATIVE                % OF BASE     % OF BASE
YEAR OF        LEASES     EXPIRING     % OF     CUMULATIVE      % OF       ANNUAL       ACTUAL         ACTUAL
EXPIRATION    EXPIRING       SF      TOTAL SF    TOTAL SF     TOTAL SF    RENT PSF   RENT ROLLING   RENT ROLLING
----------   ---------   ---------   --------   ----------   ----------   --------   ------------   ------------

MTM               7          6,012      0.30%        6,012       0.30%     $73.09        0.49%          0.49%
2006             30         33,670      1.69        39,682       1.99       34.54        1.30           1.79
2007             42         65,161      3.27       104,843       5.27       43.88        3.19           4.97
2008             60        112,171      5.64       217,014      10.91       54.99        6.87          11.84
2009             60        532,640     26.77       749,654      37.68       26.01       15.43          27.28
2010             49        130,917      6.58       880,571      44.26       89.74       13.09          40.36
2011             38        140,371      7.05     1,020,942      51.31       57.66        9.02          49.38
2012             39         70,319      3.53     1,091,261      54.84       83.71        6.56          55.94
2013             33         63,280      3.18     1,154,541      58.02       85.28        6.01          61.95
2014             32         72,901      3.66     1,227,442      61.69       98.63        8.01          69.96
2015             42        476,178     23.93     1,703,620      85.62       33.81       17.94          87.90
2016             15         74,027      3.72     1,777,647      89.34       82.20        6.78          94.68
Thereafter       10        128,230      6.44     1,905,877      95.78       37.25        5.32         100.00
Vacant                      83,882      4.22     1,989,759      100.0        0.00        0.00         100.00
                ---      ---------    ------     ---------     ------
TOTAL/WA:       457      1,989,759    100.00%    1,989,759     100.00%
                ===      =========    ======     =========     ======

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 16

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $300,000,000
                                                       TMA DSCR:    1.81x
                               ALA MOANA PORTFOLIO     TMA LTV:     51.51%
--------------------------------------------------------------------------------

THE LOAN. The Ala Moana Portfolio Loan, a 5-year interest-only loan, is secured by the Ala Moana Borrowers' (defined below) fee simple and leasehold interests on properties which in aggregate contain approximately 1,989,759 square feet of retail and office space (collectively, the "Ala Moana Portfolio Properties").
The properties are located in Honolulu, HI.

The $1,500,000,000 Ala Moana Portfolio Loan Combination is split into multiple pari passu notes (the "Ala Moana Note A Loans") totaling $1,200,000,000 and multiple subordinate companion notes (the "Ala Moana Subordinate Companion
Loan") totaling $300,000,000. One of the pari passu note in the original principal amount of $300,000,000 is included in the trust. The remaining pari passu companion notes totaling $900,000,000 will be contributed into future securitizations. The respective rights of the holders of the pari passu and
Subordinate Companion Loans will be governed by a co-lender agreement as described under "DESCRIPTION OF THE MORTGAGE POOL -- Split Loan Structures --
The Ala Moana Portfolio Loan" in the free writing prospectus relating to the offered certificates.

THE BORROWER. The borrowers, GGP Ala Moana L.L.C. and GGP Kapiolani Development
L.L.C., (together, the "Ala Moana Borrower") are each a single-purpose, bankruptcy-remote entity with two (2) independent directors for which a non-consolidation opinion was delivered at closing. The Ala Moana Borrower is sponsored by GGP Limited Partnership.

GENERAL GROWTH PROPERTIES, INC. ("GGP"). The majority of GGP Limited Partnership is owned by GGP, a publicly traded real estate investment trust ("REIT")
(NYSE:GGP). GGP and its predecessor companies have been in the shopping center business as a buyer, seller, developer, and manager of real estate since 1954.
As one of the largest regional mall REITs, GGP owns, develops, operates, and/or manages shopping malls in over 40 states. GGP is also one of the largest third-party managers for owners of regional malls and is headquartered in
Chicago, Illinois. As of October 6, 2006, GGP was rated BBB-/Ba2/BB
(S&P/Moody's/Fitch) and had a market capitalization of $11.87 billion.

THE PROPERTY. The Ala Moana Portfolio Properties consists of a 1,606,435 sq. ft.
three and four story open-air regional mall (the "Ala Moana Center"), a 199,362
sq. ft. 22-story office property (the "Ala Moana Building"), a 169,918 sq. ft
18-story office property (the "Ala Moana Pacific Center") and a 14,044 sq. ft.
one-story retail property (the "Ala Moana Plaza").

The Ala Moana Center is a super-regional mall that was built in 1959 and most recently renovated in 2004. It is located on Ala Moana Boulevard, which is a two-way, six-lane arterial, which serves as the main thoroughfare connecting
Waikiki to the Honolulu CBD. In addition, it is afforded a high visibility location adjacent to a number of hotels and high-rise residential buildings, as well as being situated one-block from the Hawaii Convention Center. With its proximity to Waikiki and hotel room inventory, the property is easily accessible, both on foot and by trolley, to the sizable tourist population visiting the island. It is a super-regional mall anchored by Macy's, Sears, and
Neiman Marcus. Neiman Marcus has a ground lease and owns its improvements, which are excluded from the square footage of the Ala Moana Center. All other anchors are part of the Ala Moana Center. The street level of the Ala Moana Center contains mostly discount and service-oriented tenants, such as Foodland
Supermarket, Long's Drugs and the Post Office, which are geared towards local customers. In addition, the approximately 1,300-seat food court is located on the street level. The second level of the Ala Moana Center has historically been the "high rent" district, with a number of high profile tenants such as Gucci,
Louis Vuitton and Salvatore Ferragamo. The third level consists of additional stores as well as two restaurants. The fourth level is effectively an extension of the third level restaurant area and contains an additional four restaurants.
The Ala Moana Center also contains a center stage which hosts dance performances, hula shows and band concerts. The Ala Moana Center provides an upscale, fashion oriented merchandising mix that is unique to Honolulu County.
As such, tourists and residents shop at the Ala Moana Center, making the Ala
Moana Center a retail hub in the area. The Ala Moana Center is currently undergoing an expansion that will add Hawaii's first Nordstrom department store containing approximately 202,000 square feet and over 100,000 square feet of additional retail inline mall space (the "Expansion Space"). The Expansion Space will be connected to the current improvements and is, and upon completion of construction, will be, collateral for the Ala Moana Portfolio Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 17

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $300,000,000
                                                       TMA DSCR:    1.81x
                               ALA MOANA PORTFOLIO     TMA LTV:     51.51%
--------------------------------------------------------------------------------

The Ala Moana Plaza is a convenience-type strip center adjacent to the Ala Moana
Center and was built in 1989. It is occupied by five tenants, which include
Blockbuster Video, I Love Country Cafe, and Payless Shoesource.

The Ala Moana Pacific Center was built in 1983 and is partially encumbered by a ground lease. The Ala Moana Pacific Center is an office property that generally caters to smaller professional office users. Parking is provided on six levels of the building. In addition, the Ala Moana Pacific Center is adjacent to one of
Honolulu's primary bus transfer hubs.

The Ala Moana Building was built in 1961 and renovated in 2004.

The Ala Moana Building is an office building that typically caters to smaller professional office users, many of which are medical offices. Parking is provided on two levels of the building. The Ala Moana Portfolio Properties are situated in the "Diamond Head" of Downtown Honolulu, Hawaii, partially between
Ala Moana Park and Waikiki Beach.

SIGNIFICANT TENANTS. The property is currently 95.78% occupied by 457 tenants.

     SEARS HOLDING CORPORATION. ("Sears") (341,199 sq. ft.; 17.2% of NRA; 0.00%
     of GPR, rated BB+/NR/BB by S&P/Moodys/Fitch). Sears operates as a retailer in the United States and Canada. The company operates through three segments: Kmart, Sears Domestic, and Sears Canada. The tenant operates as
     Sears Domestic at the Ala Moana Center. The Sears Domestic segment operates full-line stores that offer an array of products and services, including home appliances, consumer electronics, tools, fitness and lawn and garden equipment; automotive services and products, home fashion products, apparel, footwear, health, beauty, pantry, household products, and toys. In addition to retail stores, Sears also offers its products through apparel websites, catalogue mailings and international businesses. As of May 18,
     2006, Sears operated 3,800 full-line and specialty retail stores in the
     United States and Canada. Sears was founded in 1899 is headquartered in
     Hoffman Estates, Illinois. As of September 21, 2006, Sears had a market capitalization of $24.8 billion.

     FEDERATED DEPARTMENTS STORES INC. d/b/a MACY'S. ("Federated") (326,860 sq.
     ft.; 16.4% of NRA; 2.4% of GPR, rated BBB/Baa1/BBB+ by S&P/Moodys/Fitch).
     Macy's is a national retailer that offers various merchandise, including men's, women's, and children's apparel and accessories, cosmetics, home furnishings, and other consumer goods. As of June 6, 2006, Federated operated approximately 850 retail stores in 45 states, the District of
     Columbia, Guam, and Puerto Rico under the names of Macy's, Bloomingdale's,
     Famous-Barr, Filene's, Foley's, Hecht's, Kaufmann's, L.S. Ayres, Marshall
     Field's, Meier & Frank, Robinsons-May, Strawbridge's, and The Jones Store.
     It also conducts direct-to-customer mail catalog and electronic commerce businesses under the names Bloomingdale's by Mail and Macys.com; and offers an online bridal registry to customers. Federated Department Stores was founded in 1820 and is based in Cincinnati, Ohio. As of September 21, 2006,
     Federated had a market capitalization of $22.3 billion.

     SHIROKIYA. (53,515 sq. ft.; 2.7% of NRA; 1.8% of GPR). Shirokiya is a
     locally owned department store. Its products include electronic home entertainment, digital cameras, home furnishings and decor, jewelry, fashion accessories, appliances, kitchenware, cooking ingredients and foods from Japan, bento lunches and cultural demonstrations.

THE MARKET. The Ala Moana Center and the Ala Moana Plaza are located in the
Urban Honolulu Retail Submarket. As of mid-year 2006, the Urban Honolulu Retail
Submarket contained approximately 3 million square feet of retail space that is approximately 97.9% occupied with NNN rents ranging from $30.84 psf to $77.88 psf. As of mid-year 2006, the Honolulu regional mall market contained approximately 3.9 million square feet of retail space that is approximately
96.7% occupied with NNN rents ranging from $30.96 psf to $152.28 psf. As of mid-year 2006, the Honolulu strip center market contained approximately 140,590 square feet of retail space that is approximately 96.8% occupied with NNN rents ranging from $27.48 psf to $45.12 psf. The Ala Moana Center draws a substantial customer base from area visitors and tourists,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 18

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $300,000,000
                                                       TMA DSCR:    1.81x
                               ALA MOANA PORTFOLIO     TMA LTV:     51.51%
--------------------------------------------------------------------------------

therefore it is difficult to assign a primary trade area. However, the appraiser considered the entire island of Oahu (Honolulu County) as the subject's primary trade area. The 2005 population reported within a five, ten and fifteen-mile radius was approximately 288,344, 511,747 and 739,124 people, respectively. The
2005 average household income reported within a five, ten and fifteen-mile radius was approximately $63,368, $71,139 and $74,353, respectively. The Ala
Moana Plaza caters to local residents of the immediate neighborhood. Its proximity to Ala Moana Center and surrounding office developments also provides an additional customer base.

The Ala Moana Pacific Center and the Ala Moana Building are located in the
Kapiolani Office Submarket. As of mid-year 2006, the Kapiolani Office Submarket contained approximately 3 million square feet of office space that is approximately 93.4% occupied with gross rents ranging from $29.52 psf to $33.24 psf. The Kapiolani submarket has experienced a declining trend in vacancy rates over the past several years, dropping from 14.0% in 2002 to 6.6%. Surrounding office properties in the neighborhood include a mix of mid-to-high rise buildings, many with ocean views and lower level parking; amenities not afforded to some buildings in the downtown area. The subject's location is benefited by good local and regional accessibility, as well as accessibility/linkage with the
Ala Moana Center.

LOCKBOX/CASH MANAGEMENT. All rents are required to be deposited into a lockbox under the control of lender and are to be swept daily into the Ala Moana
Borrowers' account. Following the occurrence and continuance of a "trigger event" with respect to the Ala Moana Portfolio Loan, funds in the lockbox will be transferred daily to the cash collateral account under the control of lender and applied pursuant to the cash management agreement. Upon the cure of the trigger event, funds will again be swept daily from the lockbox to the Ala Moana
Borrowers' account. A "trigger event" means the occurrence of (i) event of default under the Ala Moana Portfolio Loan or (ii) the date on which the debt service coverage ratio (based on the Ala Moana Portfolio Combination Loan and any permitted mezzanine debt) for the preceding twelve (12) consecutive months is less than 1.25:1.00. A trigger event will continue until the applicable event of default is cured or waived or until the date on which the debt service coverage ratio equals or exceeds 1.25:1.00 for the twelve (12) consecutive months period then ending.

PROPERTY MANAGEMENT. The Ala Moana Borrowers are the property managers for the
Ala Moana Portfolio Loan.

RESERVES. During the continuance of a Lockbox Event, the Ala Moana Borrowers are required to deposit monthly reserves for (i) taxes, ground rent and insurance premiums equal to 1/12th of the annual amounts required by lender, (ii) tenant improvement/leasing commissions in the amount of $110,987 per month subject to a cap of $1,331,845 and (iii) capital expenditures in the amount of $41,665 per month subject to a cap of $499,976.

CURRENT SUBORDINATE INDEBTEDNESS. The Ala Moana Subordinate Companion Loan,
totaling $300,000,000, which is subordinate to the Ala Moana Portfolio Loan
Combination, is also secured by the first mortgage encumbering the Ala Moana
Portfolio Properties. The Ala Moana Borrowers are also the makers of the Ala
Moana Subordinate Companion Loan. The maturity date for the Ala Moana
Subordinate Companion Loan is the same as the Ala Moana Portfolio Loan.
Currently, there is no mezzanine indebtedness.

In addition, the Ala Moana Borrowers are permitted to incur trade and operational debt which is unsecured in an aggregate amount not to exceed
$112,500,000.

FUTURE MEZZANINE. Persons holding direct or indirect interests in the Ala Moana
Borrowers are permitted to obtain mezzanine financing secured by their ownership interest in the Ala Moana Borrowers, subject to, among other conditions: (i) a maximum loan-to-value ratio (based on the aggregate balances of the Ala Moana
Portfolio Combination Loan and the mezzanine debt) of 64.5%; (ii) if the mezzanine debt bears interest at a floating rate, the maintenance of an interest rate cap agreement during the term of the mezzanine loan with a fixed strike price that results in a debt service coverage ratio

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 19

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $300,000,000
                                                       TMA DSCR:    1.81x
                               ALA MOANA PORTFOLIO     TMA LTV:     51.51%
--------------------------------------------------------------------------------

(based on the aggregate debt service payments on a 30-year amortization schedule under the Ala Moana Portfolio Combination Loan and the mezzanine debt) of no less than 1.45:1.00; (iii) if the mezzanine debt bears interest at a fixed rate, evidence that the anticipated Debt Service Coverage Ratio (calculated on the aggregate balances of the Ala Moana Portfolio Combination Loan and the permitted mezzanine debt) will be no less than 1.45:1.00 (assuming for such calculation the Debt Service Coverage Ratio will include an assumed amortization payment by borrower based on a 30-year amortization schedule); (iv) the debt service coverage ratio (based on the aggregate debt service payments under the Ala Moana
Portfolio Combination Loan and the mezzanine debt) immediately following the closing of the mezzanine debt will not be less than 1.45:1.00 (with the interest rate for any portion of the mezzanine debt that bears interest at a floating rate calculated using the strike price referred to in clause (ii) above); (v)
rating agency confirmation; and (vi) an intercreditor agreement in form and substance acceptable to the rating agencies and reasonably acceptable to the mortgage lender.

FUTURE SUBORDINATE INDEBTEDNESS. The holders of indirect ownership in the Ala
Moana Borrowers are permitted to pledge their interest as security for additional debt, provided that, among other things, the following conditions are satisfied: (i) no event of default under the Ala Moana Portfolio Loan has occurred and is continuing, (ii) the pledge is to a "qualified pledgee," (iii)
delivery of a substantive non-consolidation opinion reasonably acceptable to the lender and the rating agencies, and (iii) in the event the property manager of the Ala Moana Portfolio Properties will change in connection with the pledge, the replacement property manager must meet the conditions of a qualifying manager set forth in the related loan documents. Pledges of equity to or from affiliates of the borrower are also permitted.

A "qualified pledgee" generally means one or more institutional entities that
(A) has total assets (in name or under management) in excess of $650,000,000, and (except with respect to a pension advisory firm or similar fiduciary)
capital/statutory surplus or shareholder's equity of $250,000,000; and (B) is regularly engaged in the business of making or owning commercial real estate loans or commercial loans secured by a pledge of interests in a mortgage borrower or owning and operating commercial mortgage properties; or (ii) an entity for which the Ala Moana Borrowers have obtained lender approval or after a securitization, rating agency confirmation.

GUARANTY/INDEMNITY. GGP Limited Partnership executed a guaranty of payment as additional security for the Ala Moana Portfolio Loan under which the maximum amount of GGP Limited partnership's guaranteed obligations is $400,000,000.
($35,000,000 of which constitutes pre-event of default, a sublimit Guaranty of capital repair/replacement costs and leasing commissions, tenant improvement costs and other leasing costs). Also, GGP Limited Partnership entered into an indemnity agreement whereby GGP Limited Partnership agreed to indemnify the lender against the failure by the Ala Moana Borrowers to pay for unfunded tenant allowances, which equaled $2,803,215.45 as of loan origination. Lastly, GGP
Limited Partnership executed a $140,000,000 guaranty of payment with regard to the expansion space improvements (collectively, the "Guaranteed Obligations").
GGP Limited Partnership's obligations under the $400,000,000 guaranty of payment will terminate upon the earlier of (i) repayment of the Ala Moana Portfolio Loan in full or (ii) defeasance of the Ala Moana Portfolio Loan. GGP Limited
Partnership's obligations under the indemnity will terminate upon the earlier of
(i) payment in full of the Ala Moana Portfolio Loan, (ii) defeasance of the Ala
Moana Portfolio Loan, or (iii) the date that the unfunded tenant allowances are equal to or less than $1,000,000. GGP Limited Partnership's obligations under the guaranty with regard to the expansion space will terminate upon the earlier of (i) payment in full of the Ala Moana Portfolio Loan, (ii) defeasance of the
Ala Moana Portfolio loan, or (iii) upon the date the Qualifying Base Rent (as defined herein) from occupancy tenants equals or exceeds $10,000,000. GGP
Limited Partnership's obligations under the guaranty with respect to the expansion space will be reduced by an amount equal to $14 for each $1 of
Qualifying Base Rent under lease with occupancy tenants and $14 for each $1 of rent paid under the master lease. An event of default under the $400,000,000 guaranty of payment and the guaranty regarding the expansion space will occur if at any time the net worth of GGP Limited Partnership falls below $5,000,000,000 and GGP Limited Partnership does not post a letter of credit in an amount equal to the then outstanding Guaranteed Obligations.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 20

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $300,000,000
                                                       TMA DSCR:    1.81x
                               ALA MOANA PORTFOLIO     TMA LTV:     51.51%
--------------------------------------------------------------------------------

MASTER LEASE. GGP Kapiolani Development L.L.C. executed a master lease with regard to certain leasable area which is currently under construction or which is subject to leases out for signature (the "Expansion Space"). The master lease will continue until the earlier of (i) the date on which the entire Expansion
Space has been relet, (ii) the date that the Ala Moana Portfolio Loan has been paid in full, (iii) August 1, 2011 or (iv) the date on which annual percentage rent paid pursuant to the Nordstrom lease and annual rent payable pursuant to the in-line retail leases applicable to the Expansion Space (the "Qualifying
Base Rent") equals or exceeds $10,000,000 per annum. If the lease is terminated by reference to the above clause (iii), the parties will agree to extend the term of the master lease for a period of at least 60 days commencing August 1,
2011. No rent is payable under the master lease until the occurrence of a trigger event. Upon the occurrence of a trigger event, GGP Kapiolani Development
L.L.C. will be required to pay a master lease base rent of up to $10,000,000 per annum (subject to termination or reduction as described below) upon occurrence of a trigger event. If the lease is terminated by reference to the above clause
(iv), base rent of $10,000,000 will not be required. The master lease base rent payable by GGP Kapiolani Development L.L.C. will be reduced by $1 for each $1 of
Qualifying Base Rent.

RELEASE PROVISIONS. The Ala Moana Borrowers have the right to release one or more parcels or outlots and a multi-level parking garage (the "Parking Garage")
which may be constructed in the future by the Ala Moana Borrowers, (each a
"Release Parcel") from the lien of the mortgage subject to the satisfaction of certain conditions, which include: (i) no event of default has occurred and is continuing (ii) in the event of securitization, the rating agencies shall have confirmed that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to any class of securities by the rating agencies; (iii) the release parcel shall be vacant, non-income producing and unimproved (unless this requirement is waived by the rating agencies) (or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas provided that this condition shall not apply to the Parking Garage); (iv) Ala Moana Borrowers deliver to lender evidence which would be satisfactory to a prudent lender acting reasonably that the release parcel is not necessary for Ala Moana Borrower's operation or use of the Ala Moana Portfolio Properties for its then current use and may be readily separated from the Ala Moana Portfolio Properties without a material diminution in the value of the Ala Moana Portfolio Properties provided that this condition will not apply to the Parking Garage if the Ala Moana Borrowers retain an easement for parking in the Parking Garage sufficient to comply with the terms of the loan agreement.

The Ala Moana Borrowers also have the right to obtain a release of one or more anchor parcels that the borrower acquires after the origination of the Ala Moana
Loan (each, an "Acquired Anchor Parcel") from the lien of the mortgage subject to the satisfaction of certain conditions, which include: (i) no event of default has occurred and is continuing and (ii) the Ala Moana Borrowers deliver to the lender any other information, approvals and documents that would be required by a prudent lender acting reasonably related to the release of such
Acquired Anchor Parcel.

SUBSTITUTION PROVISIONS. The Ala Moana Borrowers, at their option and sole cost and expense, may obtain a release of one or more portions of the Ala Moana
Portfolio Properties (each such portion, an "Exchange Parcel") on one or more occasions provided that certain conditions are satisfied, which include but are not limited to: (i) no event of default has occurred and is continuing; (ii) the
Exchange Parcel shall either be vacant, non-income producing and unimproved land or improved only by surface parking, landscaping or utility facilities which can be relocated; (iii) the Ala Moana Borrower shall substitute the Exchange Parcel with a parcel reasonably equivalent in use, value and condition ("Acquired
Parcel") acquired by the Ala Moana Borrowers in exchange therefore; (iv) the Ala
Moana Borrower will provide the lender with a reasonably acceptable environmental report and engineering report (if applicable) with respect to the
Acquired Parcel; and (v) the Ala Moana Borrower shall properly release the
Exchange Parcel and shall obtain title insurance or a title endorsement for the
Acquired Parcel.

GROUND LEASE. A portion of the Ala Moana Pacific Center is on a ground lease.
The ground lease expires on March 31, 2046 and there are no rights of renewal.
The lender has certain rights to cure any default of the Ala Moana Borrowers under the ground lease and is entitled to a new lease upon the termination of the ground lease for any reason.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 21

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET     TMA BALANCE: $300,000,000
                                                       TMA DSCR:    1.81x
                              ALA MOANA PORTFOLIO      TMA LTV:     51.51%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 22

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET     TMA BALANCE: $258,407,576
                                                       TMA DSCR:    1.51x
                                SHOPKO PORTFOLIO       TMA LTV:     76.14%
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 23

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $258,407,576
                                                       TMA DSCR:    1.51x
                                SHOPKO PORTFOLIO       TMA LTV:     76.14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER(1):                         BCRE (67%) and CGM (33%)
LOAN PURPOSE:                           Acquisition
ORIGINAL BALANCE(1):                    $259,241,258
CUT-OFF BALANCE(1):                     $258,407,576
% BY INITIAL UPB:                       7.21%
INTEREST RATE:                          6.5875%
PAYMENT DATE:                           5th of each month
FIRST PAYMENT DATE:                     July 5, 2006
MATURITY DATE:                          June 5, 2016
AMORTIZATION:                           Balloon
CALL PROTECTION:                        Lockout for 24 months from
                                        securitization date, with defeasance
                                        permitted thereafter. On and after April
                                        5, 2016, prepayment is permitted without
                                        penalty.
SPONSOR:                                Spirit Finance Corporation
BORROWER:                               Spirit SPE Portfolio 2006-1, LLC and
                                        Spirit SPE Portfolio 2006-2, LLC
LOCKBOX:                                Hard
INITIAL RESERVES(2):
   BURLINGTON RESERVE:                  $1,790,000
   REQUIRED REPAIRS LC:                 $482,265
   ENVIRONMENTAL REQUIRED REPAIRS:      $156,250
MONTHLY RESERVES(2):                    Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION(1)(3)
--------------------------------------------------------------------------------
LOAN BALANCE / SQ. FT.:                 $49.56
BALLOON BALANCE / SQ. FT.:              $42.89
LTV:                                     76.14%
BALLOON LTV:                             65.89%
DSCR:                                     1.51x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Portfolio
PROPERTY TYPE:                          Retail (107), Industrial (4),
                                        Office (1)
COLLATERAL:                             Fee simple (107) and
                                        Leasehold (5)
LOCATION:                               WI (41), MN (13), UT (11), WA (9), ID
                                        (8), NE (8), IL (6), SD (5), MI (4), MT
                                        (4), IA (2), CA (1)
YEAR BUILT / RENOVATED:                 Various/Various
COLLATERAL SF:                          10,974,960 sq. ft.
PROPERTY MANAGEMENT:                    NAP
OCCUPANCY (AS OF 5/31/06):              100.00%
UNDERWRITTEN NET OPERATING INCOME:      $64,117,945
UNDERWRITTEN NET CASH FLOW:             $63,020,449
APPRAISED VALUE:                        $714,325,000
APPRAISAL DATE:                         April 23, 2005 - May 9, 2006
--------------------------------------------------------------------------------

(1)  The total original financing amount of the ShopKo Portfolio Properties is
     $545,655,010 (the "ShopKo Portfolio Loan Combination") evidenced by six pari passu notes. The ShopKo Portfolio Loan Combination was co-originated by CGM and BCRE. Two of the pari passu companion notes were included in the
     CGCMT 2006-C4 securitization. Three pari passu notes totaling $258,407,576, which evidence the ShopKo Portfolio Loan, are included in the trust. BCRE will be contributing two of those notes, representing 66.7% of the cut-off date balance of the Shopko Portfolio Loan, and CGM will be contributing one note, representing 33.3% of the cut-off date balance of the Shopko
     Portfolio Loan, into the trust. The remaining one pari passu companion note is currently held by CGM and will be placed in a future securitization. The aggregate outstanding principal balance of the three related Shopko
     Portfolio pari passu companion loans not included in the trust is
     $285,492,689 (the "ShopKo Portfolio Pari Passu Companion Loans").

(2)  See "Reserves" below.

(3)  The Loan Balance / sq. ft., Balloon Balance / sq. ft., LTV, Balloon LTV and
     DSCR used throughout the free writing prospectus were calculated based upon the aggregate indebtedness of the entire ShopKo Portfolio Loan Combination.

                                                     WEIGHTED AVG                       RATINGS
       TENANT            NRSF      % NRSF    % GPR     RENT PSF     LEASE EXPIRATION    (S/M/F)
-------------------   ----------   ------   ------   ------------   ----------------   --------

ShopKo Stores, Inc.   10,974,960   100.00%  100.00%     $ 6.05          05/31/26       NR/NR/NR

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 24

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $258,407,576
                                                       TMA DSCR:    1.51x
                                SHOPKO PORTFOLIO       TMA LTV:     76.14%
--------------------------------------------------------------------------------

                                SHOPKO PORTFOLIO

                                                                       CUT-OFF DATE
                                                                     ALLOCATED TRUST
PROPERTY NAME                 PROPERTY TYPE     PROPERTY LOCATION        BALANCE
---------------------------   -------------   --------------------   ---------------

10808 South 132nd Street        Industrial          Omaha, NE           $6,764,738
700 Pilgrim Way                   Office          Green Bay, WI         $6,692,388
1717 Lawrence Drive             Industrial         De Pere, WI          $4,992,160
301 Bay Park Square               Retail         Ashwaubenon, WI        $4,174,603
55 Lake Boulevard                 Retail           Redding, CA          $3,852,645
217 West Ironwood Drive           Retail        Coeur D'Alene, ID       $3,798,382
1001 East Gowen Road            Industrial          Boise, ID           $3,780,295
801 West Central Entrance
   (Highway 53)                   Retail           Duluth, MN           $3,617,507
4161 Second Street South
   (Highway 23)                   Retail         Saint Cloud, MN        $3,472,807
7401 Mineral Point Road           Retail           Madison, WI          $3,266,609
1000 West Northland Avenue        Retail          Appleton, WI          $3,234,051
2201 Zeier Road                   Retail           Madison, WI          $3,111,056
1850 Madison Avenue               Retail           Mankato, MN          $3,056,794
2820 Highway 63 South             Retail         Rochester , MN         $3,056,794
3708 Highway 63 North             Retail          Rochester, MN         $3,056,794
3200 Broadway Street              Retail           Quincy, IL           $3,045,941
2430 East Mason Street            Retail          Green Bay, WI         $3,038,706
867 North Columbia Center
   Boulevard                      Retail          Kennewick, WA         $3,002,531
14445 West Center Road            Retail            Omaha, NE           $2,930,181
5646 North 90th Street            Retail            Omaha, NE           $2,930,181
616 West Johnson Street           Retail         Fond du Lac, WI        $2,930,181
1150 West Washington Street       Retail          Marquette, MI         $2,926,563
1601 West 41st Street             Retail         Sioux Falls, SD        $2,894,006
1845 Haines Avenue                Retail         Rapid City, SD         $2,767,393
699 Green Bay Road                Retail           Neenah, WI           $2,713,130
955 West Clairemont Avenue        Retail         Eau Claire, WI         $2,713,130
1100 East Riverview
   Expressway                     Retail      Wisconsin Rapids, WI      $2,676,955
2510 South Reserve Street         Retail          Missoula, MT          $2,622,693
1300 Koeller Street               Retail           Oshkosh, WI          $2,593,753
800 East Maes Street              Retail          Kimberly, WI          $2,582,900
North 9520 Newport Highway        Retail           Spokane, WA          $2,532,255
4801 Washington Avenue            Retail           Racine, WI           $2,510,550
4515 South Regal Street           Retail           Spokane, WA          $2,503,315
1306 North Central Avenue         Retail         Marshfield, WI         $2,459,905
2500 US Highway 14                Retail         Janesville, WI         $2,459,905
1209 18th Avenue Northwest        Retail           Austin, MN           $2,441,817
501 Highway 10 Southeast          Retail         Saint Cloud, MN        $2,432,774
1400 Big Thunder Boulevard        Retail          Belvidere, IL         $2,423,730
2101 West Broadway                Retail           Monona, WI           $2,423,730
2208 North Webb Road              Retail        Grand Island, NE        $2,423,730
5300 52nd Street                  Retail           Kenosha, WA          $2,423,730
905 South 24th Street West        Retail          Billings, MT          $2,423,730
701 South Church Street           Retail          Watertown, WI         $2,416,495
1964 West Morton Avenue           Retail        Jacksonville, IL        $2,398,407
4200 South 27th Street            Retail           Lincoln, NE          $2,380,320
1710 South Main Street            Retail          West Bend, WI         $2,362,232
1578 Appleton Road                Retail           Menasha, WI          $2,351,380
2761 Prairie Avenue               Retail           Beloit, WI           $2,351,380
9366 State Highway 16             Retail          Onalaska, WI          $2,333,292
2602 Shopko Drive                 Retail           Madison, WI          $2,297,117
518 South Taylor Drive            Retail          Sheboygan, WI         $2,297,117
1553 West 9000 South              Retail         West Jordan, UT        $2,279,029
2290 South 1300 East              Retail       Salt Lake City, UT       $2,279,029
405 Cottonwood Drive              Retail           Winona, MN           $2,279,029
5801 Summit View Avenue           Retail           Yakima, WA           $2,260,942
1900 North Main Street            Retail          Mitchell, SD          $2,242,854
1771 Wisconsin Avenue             Retail           Grafton, WI          $2,224,767
4344 Mormon Coulee Road
   (State Highway 14)             Retail          La Crosse, WI         $2,206,679

                                  YEAR
                               BUILT/YEAR                    OCCUPANCY % (AS                      UNDERWRITTEN
PROPERTY NAME                  RENOVATED    PROPERTY SIZE   OF MAY 31, 2006)   APPRAISED VALUE   NET CASH FLOW
---------------------------   -----------   -------------   ----------------   ---------------   -------------

10808 South 132nd Street       2000/2004       535,000            100.0%         $18,700,000       $1,618,703
700 Pilgrim Way                 2000/NAP       218,323            100.0%         $18,500,000       $1,632,487
1717 Lawrence Drive            1987/1992       494,000            100.0%         $13,800,000       $1,184,632
301 Bay Park Square            1979/2003       126,658            100.0%         $11,540,000       $1,019,272
55 Lake Boulevard              1989/2004        94,418            100.0%         $10,650,000       $  942,909
217 West Ironwood Drive        1987/2004        84,379            100.0%         $10,500,000       $  930,500
1001 East Gowen Road           1992/1997       347,000            100.0%         $10,450,000       $  899,767
801 West Central Entrance
   (Highway 53)                 1993/NAP       119,842            100.0%         $10,000,000       $  882,242
4161 Second Street South
   (Highway 23)                1991/2004       100,803            100.0%         $ 9,600,000       $  848,377
7401 Mineral Point Road        1980/2004        99,101            100.0%         $ 9,030,000       $  797,576
1000 West Northland Avenue     1971/2004       112,794            100.0%         $ 8,940,000       $  788,159
2201 Zeier Road                1988/1994        94,120            100.0%         $ 8,600,000       $  759,623
1850 Madison Avenue            1971/1994        90,494            100.0%         $ 8,450,000       $  746,572
2820 Highway 63 South           1981/NAP        90,499            100.0%         $ 8,450,000       $  746,571
3708 Highway 63 North          1981/1992        90,499            100.0%         $ 8,450,000       $  746,571
3200 Broadway Street            1986/NAP        97,537            100.0%         $ 8,420,000       $  743,185
2430 East Mason Street         1966/2002       105,923            100.0%         $ 8,400,000       $  740,558
867 North Columbia Center
   Boulevard                    1989/NAP       106,238            100.0%         $ 8,300,000       $  731,584
14445 West Center Road         1985/1992        90,514            100.0%         $ 8,100,000       $  715,272
5646 North 90th Street         1984/1992        90,441            100.0%         $ 8,100,000       $  715,279
616 West Johnson Street        1985/1994       102,205            100.0%         $ 8,100,000       $  714,103
1150 West Washington Street    1969/2004       124,761            100.0%         $ 8,090,000       $  710,953
1601 West 41st Street          1987/1999        90,585            100.0%         $ 8,000,000       $  706,323
1845 Haines Avenue              1988/NAP        94,106            100.0%         $ 7,650,000       $  674,673
699 Green Bay Road             1990/2003        94,225            100.0%         $ 7,500,000       $  661,247
955 West Clairemont Avenue     1978/2003        94,705            100.0%         $ 7,500,000       $  661,199
1100 East Riverview
   Expressway                  1969/2004       100,247            100.0%         $ 7,400,000       $  651,703
2510 South Reserve Street       1987/NAP       102,327            100.0%         $ 7,250,000       $  638,081
1300 Koeller Street            1984/1992        90,464            100.0%         $ 7,170,000       $  632,114
800 East Maes Street           1979/1994        98,030            100.0%         $ 7,140,000       $  628,675
North 9520 Newport Highway      1986/NAP        94,076            100.0%         $ 7,000,000       $  616,551
4801 Washington Avenue         1979/1994       100,010            100.0%         $ 6,940,000       $  610,592
4515 South Regal Street         1995/NAP        99,279            100.0%         $ 6,920,000       $  608,877
1306 North Central Avenue      1968/2000       101,483            100.0%         $ 6,800,000       $  597,926
2500 US Highway 14             1980/1994        98,005            100.0%         $ 6,800,000       $  598,273
1209 18th Avenue Northwest     1983/1993        90,461            100.0%         $ 6,750,000       $  594,557
501 Highway 10 Southeast       1985/1993        90,414            100.0%         $ 6,725,000       $  592,326
1400 Big Thunder Boulevard      1995/NAP        77,690            100.0%         $ 6,700,000       $  591,363
2101 West Broadway             1981/1994        97,931            100.0%         $ 6,700,000       $  589,339
2208 North Webb Road           1983/1993       103,875            100.0%         $ 6,700,000       $  588,744
5300 52nd Street               1980/1994        97,961            100.0%         $ 6,700,000       $  589,336
905 South 24th Street West      1990/NAP       100,800            100.0%         $ 6,700,000       $  589,052
701 South Church Street        1972/1995        96,325            100.0%         $ 6,680,000       $  587,711
1964 West Morton Avenue         1996/NAP       101,688            100.0%         $ 6,630,000       $  582,703
4200 South 27th Street         1983/1993        86,739            100.0%         $ 6,580,000       $  579,727
1710 South Main Street         1972/1995        94,130            100.0%         $ 6,530,000       $  574,517
1578 Appleton Road             1981/1994        81,171            100.0%         $ 6,500,000       $  573,130
2761 Prairie Avenue            1978/1993        93,845            100.0%         $ 6,500,000       $  571,863
9366 State Highway 16          1989/NAP         94,413            100.0%         $ 6,450,000       $  567,335
2602 Shopko Drive              1982/1994        98,160            100.0%         $ 6,350,000       $  558,018
518 South Taylor Drive          1993/NAP        97,859            100.0%         $ 6,350,000       $  558,048
1553 West 9000 South            1988/NAP        94,230            100.0%         $ 6,300,000       $  553,940
2290 South 1300 East            1991/NAP        94,222            100.0%         $ 6,300,000       $  553,940
405 Cottonwood Drive           1986/1995        84,375            100.0%         $ 6,300,000       $  554,925
5801 Summit View Avenue         1988/NAP        94,237            100.0%         $ 6,250,000       $  549,468
1900 North Main Street          1973/NAP        71,846            100.0%         $ 6,200,000       $  547,236
1771 Wisconsin Avenue           1989/NAP        83,363            100.0%         $ 6,150,000       $  541,613
4344 Mormon Coulee Road
   (State Highway 14)          1978/1992        88,161            100.0%         $ 6,100,000       $  536,662

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 25

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $258,407,576
                                                       TMA DSCR:    1.51x
                                SHOPKO PORTFOLIO       TMA LTV:     76.14%
--------------------------------------------------------------------------------

                                SHOPKO PORTFOLIO

                                                                        CUT-OFF DATE
                                                                      ALLOCATED TRUST
PROPERTY NAME                  PROPERTY TYPE     PROPERTY LOCATION        BALANCE
----------------------------   -------------   --------------------   ---------------

1200 Susan Drive                   Retail          Marshall , MN        $  2,170,504
2677 South Prairie View Road       Retail       Chippewa Falls, WI      $  2,170,504
230 North Wisconsin Street         Retail           De Pere, WI         $  2,156,034
3415 Calumet Avenue                Retail          Manitowoc, WI        $  2,141,564
700 9th Avenue Southeast           Retail          Watertown, SD        $  2,134,329
1105 East Grand Avenue             Retail         Rothschild, WI        $  2,116,242
1200 Main Street (State
   Highway 10)                     Retail        Stevens Point, WI      $  2,116,242
125 Main Street                    Retail         Hutchinson, MN        $  2,116,242
190 South 500 West                 Retail       West Bountiful, UT      $  2,116,242
500 North Highway 281              Retail          Aberdeen, SD         $  2,061,979
301 Northwest Bypass               Retail         Great Falls, MT       $  2,043,892
3101 North Montana Avenue          Retail           Helena, MT          $  2,043,892
South 1450 Grand Avenue            Retail           Pullman, WA         $  2,043,892
500 South Carpenter Avenue         Retail          Kingsford, MI        $  2,033,039
4060 Riverdale Road                Retail          Riverdale, UT        $  1,996,864
615 South Monroe                   Retail         Mason City, IA        $  1,989,629
1150 North Main Street             Retail           Layton, UT          $  1,975,159
2655 Broadway Avenue               Retail            Boise, ID          $  1,917,279
4850 West 3500 South               Retail      West Valley City, UT     $  1,910,044
1001 South Highway 15
   (State Street)                  Retail          Fairmont, MN         $  1,881,104
1450 East Geneva Street            Retail           Delavan, WI         $  1,881,104
601 Galvin Road South              Retail          Bellevue, NE         $  1,881,104
1018 Washington Boulevard          Retail            Ogden, UT          $  1,852,164
1777 Paulson Road                  Retail         River Falls, WI       $  1,844,929
405 West 8th Street                Retail           Monroe, WI          $  1,826,841
2610 North Bridge Avenue           Retail         Albert Lea, MN        $  1,808,754
2005 Krenzien Drive                Retail           Norfolk, NE         $  1,790,666
510 East Philip Avenue             Retail        North Platte, NE       $  1,779,813
2530 First Avenue North            Retail          Escanaba, MI         $  1,765,343
1755 North Humiston Avenue         Retail         Worthington, MN       $  1,754,491
2100 Caldwell Boulevard            Retail            Nampa, ID          $  1,750,873
900 West Memorial Drive            Retail          Houghton, MI         $  1,682,141
2741 Roosevelt Street              Retail          Marinette, WI        $  1,635,113
2266 North University
   Parkway                         Retail            Provo, UT          $  1,631,496
1649 Pole Line Road East           Retail         Twin Falls, ID        $  1,627,878
320 County Road O                  Retail          Rice Lake, WI        $  1,512,118
4215 Yellowstone Highway           Retail          Chubbuck, ID         $  1,479,560
800 East 17th Street               Retail         Idaho Falls, ID       $  1,472,325
1350 North Galena Avenue           Retail            Dixon, IL          $  1,410,828
1600 Rose Street                   Retail        Walla Walla , WA       $  1,374,653
2530 Rudkin Road*                  Retail          Union Gap, WA        $  1,320,390
555 West South Street              Retail          Freeport, IL         $  1,320,390
955 North Main Street              Retail        Spanish Fork, UT       $  1,305,920
1341 North Main Street*            Retail            Logan, UT          $  1,266,127
747 South Main Street              Retail        Brigham City, UT       $  1,266,127
1425 Janesville Avenue             Retail        Fort Atkinson, WI      $  1,226,335
2120 Thain Grade*                  Retail          Lewiston, ID         $  1,121,427
3705 Monroe Road                   Retail          Ledgeview, WI        $  1,085,252
2585 Lineville Road                Retail           Howard, WI          $  1,049,077
1190 North 6th Street              Retail          Monmouth, IL         $    973,109
1450 West Main Avenue            Industrial         De Pere, WI         $    839,262
East 13414 Sprague Avenue*         Retail       Spokane Valley, WA      $    795,852
313 North Roosevelt Avenue*        Retail         Burlington, IA        $    647,534
1011 North Wisconsin Street        Retail       Port Washington, WI     $    578,801
                                                                        ------------
                                                                        $258,407,576
                                                                        ============

                                    YEAR
                                 BUILT/YEAR                     OCCUPANCY % (AS                      UNDERWRITTEN
PROPERTY NAME                    RENOVATED     PROPERTY SIZE   OF MAY 31, 2006)   APPRAISED VALUE   NET CASH FLOW
----------------------------   -------------   -------------   ----------------   ---------------   -------------

1200 Susan Drive                  1972/NAP           71,847         100.0%          $  6,000,000     $   532,034
2677 South Prairie View Road     1982/1993           91,012         100.0%          $  6,000,000     $   527,435
230 North Wisconsin Street       1967/2002           65,459         100.0%          $  5,960,000     $   526,413
3415 Calumet Avenue              1977/1995           87,954         100.0%          $  5,920,000     $   520,587
700 9th Avenue Southeast          1985/NAP           66,745         100.0%          $  5,900,000     $   520,919
1105 East Grand Avenue           1977/1995           88,030         100.0%          $  5,850,000     $   514,319
1200 Main Street (State
   Highway 10)                    1985/NAP           90,334         100.0%          $  5,850,000     $   514,089
125 Main Street                   1991/NAP           71,806         100.0%          $  5,850,000     $   515,942
190 South 500 West                1991/NAP          100,761         100.0%          $  5,850,000     $   513,046
500 North Highway 281             1984/NAP           66,735         100.0%          $  5,700,000     $   503,036
301 Northwest Bypass              1985/NAP           90,505         100.0%          $  5,650,000     $   496,187
3101 North Montana Avenue         1992/NAP          116,992         100.0%          $  5,650,000     $   493,539
South 1450 Grand Avenue           1996/NAP           77,559         100.0%          $  5,650,000     $   497,482
500 South Carpenter Avenue        1970/NAP           94,250         100.0%          $  5,620,000     $   493,130
4060 Riverdale Road               1990/NAP           94,248         100.0%          $  5,520,000     $   484,188
615 South Monroe                  1985/NAP           90,430         100.0%          $  5,500,000     $   482,782
1150 North Main Street            1988/NAP           94,013         100.0%          $  5,460,000     $   478,846
2655 Broadway Avenue              1989/NAP          100,843         100.0%          $  5,300,000     $   463,856
4850 West 3500 South              1989/NAP           94,336         100.0%          $  5,280,000     $   462,718
1001 South Highway 15
   (State Street)                1984/1993           66,781         100.0%          $  5,200,000     $   458,320
1450 East Geneva Street           1995/NAP           75,844         100.0%          $  5,200,000     $   457,413
601 Galvin Road South            1984/1992           67,256         100.0%          $  5,200,000     $   458,272
1018 Washington Boulevard         1988/NAP           94,230         100.0%          $  5,120,000     $   448,421
1777 Paulson Road                 1994/NAP           75,775         100.0%          $  5,100,000     $   448,478
405 West 8th Street               1994/NAP           73,956         100.0%          $  5,050,000     $   444,189
2610 North Bridge Avenue         1985/1993           66,784         100.0%          $  5,000,000     $   440,435
2005 Krenzien Drive              1984/1994           66,827         100.0%          $  4,950,000     $   435,959
510 East Philip Avenue           1985/1993           70,118         100.0%          $  4,920,000     $   432,948
2530 First Avenue North           1971/NAP           83,179         100.0%          $  4,880,000     $   428,065
1755 North Humiston Avenue       1984/1993           66,713         100.0%          $  4,850,000     $   427,029
2100 Caldwell Boulevard           1986/NAP           90,526         100.0%          $  4,840,000     $   423,753
900 West Memorial Drive           1994/NAP           73,956         100.0%          $  4,650,000     $   408,420
2741 Roosevelt Street             1990/NAP           83,180         100.0%          $  4,520,000     $   395,872
2266 North University
   Parkway                        1988/NAP           94,042         100.0%          $  4,510,000     $   393,892
1649 Pole Line Road East          1986/NAP           94,068         100.0%          $  4,500,000     $   392,995
320 County Road O                 1995/NAP           75,844         100.0%          $  4,180,000     $   366,202
4215 Yellowstone Highway          1986/NAP           90,430         100.0%          $  4,090,000     $   356,696
800 East 17th Street              1986/NAP           90,510         100.0%          $  4,070,000     $   354,899
1350 North Galena Avenue          1993/NAP           71,839         100.0%          $  3,900,000     $   341,564
1600 Rose Street                  1989/NAP           83,211         100.0%          $  3,800,000     $   331,485
2530 Rudkin Road*                 1989/NAP           94,136         100.0%          $  3,650,000     $   378,094
555 West South Street             1994/NAP           75,844         100.0%          $  3,650,000     $   318,808
955 North Main Street             1991/NAP           71,345         100.0%          $  3,610,000     $   315,681
1341 North Main Street*           1989/NAP           94,225         100.0%          $  3,500,000     $   362,160
747 South Main Street             1990/NAP           71,340         100.0%          $  3,500,000     $   305,845
1425 Janesville Avenue           1984/1995           75,063         100.0%          $  3,390,000     $   295,636
2120 Thain Grade*                 1987/NAP           94,091         100.0%          $  3,100,000     $   319,707
3705 Monroe Road                  2005/NAP           15,060         100.0%          $  3,000,000     $   266,762
2585 Lineville Road               2005/NAP           14,265         100.0%          $  2,900,000     $   257,899
1190 North 6th Street             1971/NAP           60,985         100.0%          $  2,690,000     $   234,448
1450 West Main Avenue             2000/NAP           28,953         100.0%          $  2,320,000     $   204,565
East 13414 Sprague Avenue*        1987/NAP           90,590         100.0%          $  2,200,000     $   224,507
313 North Roosevelt Avenue*       1985/NAP           80,327         100.0%          $  1,790,000     $   182,005
1011 North Wisconsin Street       1982/NAP           12,821         100.0%          $  1,600,000     $   141,794
                                                 ----------                         ------------     -----------
                                                 10,974,960         100.0%          $714,325,000     $63,020,449
                                                 ==========                         ============     ===========

(*)  Leasehold interest only.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 26

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $258,407,576
                                                       TMA DSCR:    1.51x
                                SHOPKO PORTFOLIO       TMA LTV:     76.14%
--------------------------------------------------------------------------------

THE LOAN. The ShopKo Portfolio Loan Combination, a 10-year loan, is secured by the borrower's fee simple interest (107 properties) or leasehold interest (5 properties), on properties, which in the aggregate contain approximately
10,974,960 sq. ft. of retail, industrial and office space (collectively, the
"ShopKo Portfolio Properties"). The 112 properties, located throughout the
United States with a concentration in the Mid-West, are cross-collateralized and cross-defaulted.

The ShopKo Portfolio Loan Combination was originated on May 31, 2006. The ShopKo
Portfolio Loan is evidenced by three pari passu promissory notes, each in the unpaid principal amount of $86,135,859, two currently held by Barclays Capital
Real Estate Inc. and one currently held by Citigroup Global Markets Realty Corp.
The ShopKo Portfolio Loan constitutes part of an aggregate unpaid debt of
$543,900,265, evidenced by six mortgage notes, together referred to as the
ShopKo Portfolio Loan Combination, that are all obligations of related borrowers and entitled to payments of interest and principal on a pro rata and pari passu basis. Three ShopKo Portfolio mortgage notes will not be included in the trust fund, and the debt evidenced by each such note is referred to as a "ShopKo
Portfolio Pari Passu Loans". Two of the three ShopKo Portfolio Pari Passu Loans were securitized in CGCMT 2006-C4. It is expected that the one remaining ShopKo
Portfolio Pari Passu Loan will be either transferred to third-party institutional investors and/or included in other commercial mortgage securitization transactions. However, the ShopKo Portfolio Pari Passu Loans will be serviced, along with the ShopKo Portfolio Loan, under the series 2006-C4 pooling and servicing agreement by the primary servicer and the special servicer for that transaction. The respective rights of the ShopKo Portfolio Pari Passu
Loan Noteholders and the issuing entity, as holder of the promissory notes for the ShopKo Portfolio Loan, will be governed by a co-lender agreement as described under "DESCRIPTION OF THE MORTGAGE POOL -- Split Loan Structures --
The ShopKo Portfolio Loan," in the free writing prospectus related to the offered certificates.

The borrower acquired the properties that comprise the ShopKo Portfolio
Properties with proceeds from the ShopKo Portfolio Loan Combination.

THE BORROWER. The borrowers, Spirit SPE Portfolio 2006-1, LLC, a Delaware limited liability company and Spirit SPE Portfolio 2006-2, LLC, a Delaware limited liability company, are each a single-purpose, bankruptcy-remote entity with an independent director for which a non-consolidation opinion was delivered at closing. The borrower is sponsored by Spirit Finance Corporation (NYSE: SFC).
Spirit Finance Corporation is a repeat sponsor of a Citigroup Global Markets
Realty Corp. borrower.

SPIRIT FINANCE CORPORATION ("Spirit") is a self-managed and self-advised REIT.
Spirit was formed in 2003 by Morton H. Fleischer, Chairman, and Christopher
Volk, CEO. Spirit was formed to acquire single tenant, operationally essential real estate leased on a long-term basis to retail, distribution and service-oriented companies throughout the United States, including restaurants, movie theaters, automotive parts stores, drugstores, educational facilities, and other similar businesses. Spirit's properties are generally leased under long-term triple-net leases. Spirit has a market capitalization of approximately
$1.1 billion, as of September 19, 2006.

THE PROPERTY. The ShopKo Portfolio Properties consist of 112 properties, of which 107 properties are anchored retail properties, three properties are warehouses, one property is an optical lab and one property is a headquarters office property. The properties were built between 1966 and 2005, 50 of which properties were renovated between 1992 and 2004. ShopKo is headquartered in
Green Bay, Wisconsin and many of the ShopKo Portfolio Properties are located in the Midwest, with some properties sprinkled in the Mountain and Pacific
Northwest.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the Securities and
Exchange Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 27

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $258,407,576
                                                       TMA DSCR:    1.51x
                                SHOPKO PORTFOLIO       TMA LTV:     76.14%
--------------------------------------------------------------------------------

SIGNIFICANT TENANTS. The ShopKo Portfolio Properties are currently 100.00%
occupied by ShopKo.

     SHOPKO (10,974,960 sq. ft.; 100.00% of NRA; 100.00% of GPR). ShopKo was
     incorporated in 1961 and is a mass merchandise retailer that provides general merchandise and retail health services through its two retail store chains in the United States under the store names "ShopKo" and "Pamida."
     The Company operates a total of approximately 354 stores (138 ShopKo and
     216 Pamida), with more than 22,000 employees throughout the Midwest,
     Mountain and Pacific Northwest regions. In December 2005, Sun Capital
     Partners purchased Shopko Stores Inc. ("ShopKo") for $1.15 billion in a going private transaction. ShopKo is being reorganized through the separation of the operating business from its real estate assets, as well as separating the ShopKo operating business from the Pamida business.
     ShopKo's operations will be transferred to Shopko Stores Operating Co., LLC
     ("ShopKo Operating Tenant") and Pamida Stores Operating Co., LLC ("Pamida
     Operating Tenant"). Its owned real estate assets will reside in ShopKo.
     ShopKo signed a unitary lease for the 112 properties which comprise ShopKo
     Portfolio Properties (the "Operating Lease"). Sun Capital has a specific team that has been involved in the day-to-day operations of the tenant. The existing management team has over 30 years industry experience. Sun Capital has a track record of acquiring, recapitalizing and operating businesses in the retail sector operating over 2,000 stores including Mervyn's,
     Nationwide Furniture, Bruegger's Bagels, and Anchor Blue.

LOCKBOX/CASH MANAGEMENT. The ShopKo Portfolio Loan Combination is structured with a hard lockbox. Beginning on the date when the ShopKo Operating Tenant's
EBITDAR ratio (which will be calculated on a quarterly basis, based upon net income before interest, tax, rent, non-recurring and unusual items set forth in the Operating Leases, depreciation and amortization of ShopKo over interest and
Operating Lease expenses) is less than 1.15:1.00 for any twelve (12) month trailing period tested quarterly and ending when ShopKo Operating Tenant's
EBITDAR is at least 1.15:1.00 for a period of four consecutive fiscal quarters, lender will begin escrowing the springing reserves (provided no reserve payments need to be made until earlier of (a) receipt of tenant lease reserve payments or
(b) third successive payment date after determination in addition to the debt service by transferring such reserves, in addition to the debt service to the cash management account on a monthly basis. After payment of monthly debt service and funding of the reserve accounts, excess cash flow in the property account will be swept into an account under borrower's control, except if an event of default exists. In addition, if the ShopKo Operating Tenant's EBITDAR falls below (i) 1.10:1.00 for the preceding 12 months, lender shall reserve 50%
of excess cash flow and (ii) 1.00:1.00 for the preceding 12 months, lender shall reserve 100% of excess cash flow until EBITDAR is at least 1.10:1.00 for two consecutive fiscal quarters.

RESERVES. The borrower deposited cash with the lender in the amount of
$1,790,000 to enable the related borrower to purchase the fee interest in the property located at 313 North Roosevelt Avenue, Burlington, Iowa ("Burlington
Reserve"). The lender shall release such funds to the related borrower upon (i)
acquisition of the fee estate by the related borrower and the spreading of the applicable mortgage to such fee estate or (ii) the acquisition of the fee estate by an affiliate of the related borrower and the extension of the ground lease for a term of not less than 20 years beyond the maturity date.

Borrower deposited cash in the amount of $156,250 for environmental required repairs and a letter of credit in the amount of $482,265 for required non-environmental repairs, both disbursed and held under the required repairs account.

In addition, (i) tax and insurance, (ii) ground lease, and (iii) replacement reserves will be collected monthly in the event of default or if the ShopKo
Operating Tenant's EBITDAR ratio is less than 1.15:1.00 for any twelve (12)
month trailing period, tested quarterly.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 28

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $258,407,576
                                                       TMA DSCR:    1.51x
                                SHOPKO PORTFOLIO       TMA LTV:     76.14%
--------------------------------------------------------------------------------

ADDITIONAL FINANCING. The sponsor of the borrower is permitted to pledge indirect interests in the borrower in connection with a line of credit or similar corporate facility secured by all, or substantially all, of the sponsor's assets. A pledge of not more than 49% of interests in Borrower or its principals is also permitted as security for short term loans (of not more than a five month maturity).

PARTIAL RELEASES. The related loan documents permit the borrowers to obtain the release of any of the ShopKo Portfolio Properties upon satisfaction of certain conditions. The ShopKo Portfolio Loan Combination must be partially defeased in the amount of 120% of the allocated loan amount for the released parcel as a condition to a release. The portion of the allocated loan amount for each ShopKo
Portfolio Property allocable to the ShopKo Portfolio Loan Combination is listed in the ShopKo Portfolio property table on the preceding pages. However, a purchase option exists with respect to the property located at 7401 Mineral
Point Road, Madison, Wisconsin, and the release price will be equal to the greater of (i) 100% of the allocated loan amount or (ii) the price received by the respective borrower in connection with the exercise of the purchase option relating to such property (up to 120% of the allocated loan amount). If such option is exercised before the permitted defeasance date, a prepayment with yield maintenance payment is due instead of defeasance.

COLLATERAL SUBSTITUTION. The related loan documents permit the borrowers to obtain a release of one or more properties of the ShopKo Portfolio Properties provided that certain conditions in the related loan documents are satisfied, including but not limited to the criteria for substitution set forth below. The respective borrower shall pay a substitution fee equal to $2,500 per property being substituted and reimburse lender for its out-of-pocket costs and expenses, if any, in connection with any such substitution. If such borrower elects to conduct a property substitution, such that another unencumbered asset or assets
(the "Substitute Asset") is substituted for a property being released, the
Substitute Asset shall be new collateral for the respective ShopKo Portfolio
Loan Combination and shall comply with the provisions of the loan agreement relating to substitutions of collateral, which provisions shall include, but not be limited to: (1) the Substitute Asset shall be made subject to the same respective Operating Lease with no decline in underwritten net cash flow, (2)
the appraised value of the Substitute Asset shall be equal to or greater than the appraised value of the property being released, (3) after giving effect to the substitution of property, the debt service coverage ratio shall not decrease, (4) after properties with an aggregate square footage of at least 10%
of the original square footage demised under the Operating Lease have been substituted, the respective borrower shall have obtained, among other things, confirmation from each statistical rating agency that has assigned a rating to securities sold in any secondary market transaction in which the ShopKo
Portfolio Loan Combination has been included that such Substitution Asset shall not result in the downgrade, withdrawal or qualification of any securities backed by the respective Shopko Portfolio Loan, (5) no event of default under the related loan documents has occurred and is continuing, (6) the respective borrower shall have delivered any legal opinion customarily required by the lender in connection with such substitution (including a REMIC opinion), (7) the property being substituted for shall be released from the Operating Lease, (8)
ownership of the property being substituted for shall be transferred out of the respective borrower to a third party or an affiliate of Borrower, (9) with respect to the Substitute Asset, the lender shall have received an engineering report and an environmental report acceptable to lender and (10) the aggregate amount of net rentable square area of the properties being substituted, when combined with any sublet or lease assignment permitted under the related loan documents, may not exceed 20% of the net rentable area of the Operating Lease during any twelve month period or 30% of the respective net rentable area of the
Operating Lease during the term of the ShopKo Portfolio Loan Combination with respect to a lease assignment to a qualified assignee, the Operating Tenant is released from its obligations under the Operating Lease and the property is released. A new lease is substituted with the qualified assignee.

TENANT OPERATIONS. Subject to certain criteria contained in the Operating Lease,
ShopKo Operating Tenant shall have the right to cease operations for business in up to ten percent (10%) of the rentable square footage of the lease premises under the Operating Lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 29

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $258,407,576
                                                       TMA DSCR:    1.51x
                                SHOPKO PORTFOLIO       TMA LTV:     76.14%
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 30

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $195,000,000
                                                           DSCR:    1.95x
                            HIGH POINT FURNITURE MART      LTV:     58.28%
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 31

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $195,000,000
                                                           DSCR:    1.95x
                            HIGH POINT FURNITURE MART      LTV:     58.28%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            GACC
LOAN PURPOSE:                           Refinance
ORIGINAL BALANCE:                       $195,000,000
CUT-OFF BALANCE:                        $195,000,000
% BY INITIAL UPB:                       5.44%
INTEREST RATE:                          6.1050%
PAYMENT DATE:                           1st of each month
FIRST PAYMENT DATE:                     October 1, 2006
MATURITY DATE:                          September 1, 2016
AMORTIZATION:                           Interest only for the initial 23 months
                                        of the term; thereafter amortizes on a
                                        30-year schedule.
CALL PROTECTION:                        Lockout for 24 months from
                                        securitization date, then defeasance is
                                        permitted. On and after May 1, 2016,
                                        prepayment is permitted without penalty.
SPONSOR:                                Vornado Realty Trust
BORROWER:                               Market Square-Furniture Plaza L.P.,
                                        Market Square II LLC, Market Square-Main
                                        Street L.P., Market Square-Hamilton
                                        Market L.P., Mts - HP L.P. and National
                                        Furniture Mart (NC) L.P.
MEZZANINE DEBT:                         $25,000,000
LOCKBOX:                                Hard
INITIAL RESERVES(2):                    None
MONTHLY RESERVES(2):                    None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
                                          Mortgage       Mortgage Loan
                                            Loan       + Mezzanine Loan
                                        ------------   ----------------
LOAN BALANCE:                           $195,000,000     $220,000,000
LOAN BALANCE/SF:                        $      96.04     $     108.35
LTV:                                           58.28%           65.75%
BALLOON LTV:                                   51.69%           64.00%
DSCR(1):                                        1.95x            1.68x
SHADOW RATING (S/M):                       BBB-/Baa3            NR/NR

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Portfolio
PROPERTY TYPE:                          Retail
COLLATERAL:                             Fee simple interest in eight home
                                        furnishing showrooms on
                                        approximately 15.851 acres.
LOCATION:                               High Point, North Carolina
YEAR BUILT / RENOVATED:                 Market Square: 1907-1947/NA
                                        Market Square Tower: 1989/NA
                                        Furniture Plaza: 1960-1987/1990
                                        National Furniture Mart:
                                        1964-1976/1993-1997
                                        Hamilton Market: 1989/NA
                                        300 South Main: 1928-1935/NA
                                        Plaza Suites: 2003/NA
                                        The Suites at Market Square:
                                        2003/NA
COLLATERAL SF:                          2,030,379 sq. ft.
PROPERTY MANAGEMENT:                    Merchandise Mart Properties, Inc.
                                        (a borrower affiliate)
OCCUPANCY (AS OF 05/08/06):             98.54%
UNDERWRITTEN NET OPERATING INCOME:      $28,409,720
UNDERWRITTEN NET CASH FLOW:             $27,641,761
APPRAISED VALUE:                        $334,600,000
APPRAISAL DATE:                         May 31, 2006
--------------------------------------------------------------------------------

(1)  The High Point Furniture Mart loan (the "High Point Loan") has a principal balance of $195,000,000. In addition, a $25,000,000 mezzanine loan (the
     "Mezzanine Loan") secured by the equity interests of the borrowers was incurred. The current DSCR for the High Point Loan plus the Mezzanine Loan during (i) the initial 23-month interest only period is 1.95x and (ii) the amortizing period is 1.68x. The current DSCR for the High Point Loan during
     (i) the initial 23-month interest only period is 2.29x and (ii) the amortizing period is 1.95x.

(2)  See "Reserves" below.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 32

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $195,000,000
                                                           DSCR:    1.95x
                            HIGH POINT FURNITURE MART      LTV:     58.28%
--------------------------------------------------------------------------------

                   HIGH POINT FURNITURE MART PROPERTY SUMMARY

                                                 ALLOCATED LOAN
BUILDING NAME                    LOCATION            AMOUNT           NRSF        APPRAISED VALUE     OCCUPANCY
--------------------------   ----------------   ---------------   ------------   -----------------   ----------

Market Square(1)              High Point, NC     $103,560,000        905,691        $157,500,000        99.23%
Furniture Plaza(2)            High Point, NC       79,950,000        747,767         121,600,000        99.77
National Furniture Mart       High Point, NC       25,910,000        259,037          39,400,000        99.04
Hamilton Market               High Point, NC        8,150,000         88,748          12,400,000        79.26
300 South Main Street         High Point, NC        2,430,000         29,136           3,700,000       100.00
                                                 ------------      ---------        ------------       ------
TOTAL/WA:                                        $220,000,000      2,030,379        $334,600,000        98.54%
                                                 ============      =========        ============       ======

(1)  Includes Market Square, Market Square Tower and Suites at Market Square.
     See "The Property" below.

(2)  Includes Furniture Plaza and Plaza Suites. See "The Property" below.

                            MAJOR TRADE MART TENANTS

TENANT                                       SF       % OF TOTAL SF     EXPIRATION     BASE RENT/SF     RATINGS (S/M/F)
--------------------------------------   ---------   ---------------   ------------   --------------   ----------------

Merchandise Mart Properties, Inc.(1)      566,387          27.90%       Various(2)        $15.82          BBB+/NR/NR
Century Furniture L.L.C.                   80,900           3.98        06/30/2014          9.00           NR/NR/NR
La-Z-Boy                                   69,814           3.44        05/31/2009          7.80           NR/NR/NR
Robinson and Robinson, Inc.                56,803           2.80        06/30/2007         14.02           NR/NR/NR
Progressive Furniture Inc.                 48,608           2.39        06/30/2012         14.76           NR/NR/NR
                                          -------          -----                          ------
TOTAL/WA:                                 822,512          40.51%                         $14.28
                                          =======          =====                          ======

(1)  Merchandise Mart Properties, Inc ("MMPI"). is the property manager and an affiliate of the borrower. MMPI subleases this space to subtenants.

(2)  On June 30, 2007, 4,529 square feet expires, on June 30, 2011, 1,572 square feet expires, on June 30, 2014, 370,090 square feet expires and on June 30,
     2016, 190,196 square feet expires.

                                 LEASE ROLLOVER

             NUMBER OF                                       CUMULATIVE               % OF BASE     CUMULATIVE %
 YEAR OF       LEASES     EXPIRING     % OF     CUMULATIVE     % OF        ANNUAL    ACTUAL RENT   OF BASE ACTUAL
EXPIRATION    EXPIRING       SF      TOTAL SF    TOTAL SF     TOTAL SF    RENT PSF     ROLLING      RENT ROLLING
----------   ---------   ---------   --------   ----------   ----------   --------   -----------   --------------

  MTM           17          63,591      3.13%       63,591      3.13%      $ 0.00        0.00%           0.00%
  2006          36         129,573      6.38       193,164      9.51        18.00        7.55            7.55
  2007          70         355,699     17.52       548,863     27.03        16.93       19.49           27.03
  2008          47         163,276      8.04       712,139     35.07        18.07        9.55           36.58
  2009          30         216,691     10.67       928,830     45.75        13.57        9.51           46.09
  2010          33         257,092     12.66     1,185,922     58.41        17.24       14.34           60.43
  2011           9          79,300      3.91     1,265,222     62.31        15.78        4.05           64.48
  2012           2          79,948      3.94     1,345,170     66.25        15.00        3.88           68.36
  2013           1          14,418      0.71     1,359,588     66.96        10.29        0.48           68.84
  2014           3         450,990     22.21     1,810,578     89.17        15.03       21.93           90.77
  2015           0               0      0.00     1,810,578     89.17         0.00        0.00           90.77
  2016           1         190,196      9.37     2,000,774     98.54        15.00        9.23%         100.00%
 Vacant        NAP          29,605      1.46     2,030,379    100.00%
               ---       ---------    ------     ---------                 ------
TOTAL/WA:      263       2,030,379    100.00%    2,030,379                 $15.22
               ===       =========    ======     =========                 ======

THE HIGH POINT LOAN

THE LOAN. The High Point Loan is a 10-year fixed rate loan secured by a first priority mortgage on the borrower's fee simple interest in eight home trade mart showroom properties totaling 2,030,379 square feet on 15.581 acres in High
Point, North Carolina. The High Point Loan (shadow rated "BBB-"/"Baa3" by S&P and Moody's) is structured with interest only payments for the first 23 months of the High Point Loan term and thereafter amortizes on a 30-year schedule.
Based on the appraised value of $334,600,000, there is approximately
$139,600,000 of implied equity (41.72%) in the High Point Loan. Vornado Realty
Trust acquired the High Point Furniture Mart property from the Kennedy family in
1998 for a total cost of $115,270,000 ("Acquisition Cost"). The acquisition cost plus $76,090,000 of capitalized costs leaves Vornado Realty Trust a cost basis of $191,370,000 in the High Point Furniture Mart property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 33

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $195,000,000
                                                           DSCR:    1.95x
                            HIGH POINT FURNITURE MART      LTV:     58.28%
--------------------------------------------------------------------------------

THE BORROWER. The borrowers, Market Square-Furniture Plaza L.P., Market Square
II LLC, Market Square-Main Street L.P., Market Square-Hamilton Market L.P.,
MtS--HP L.P. and National Furniture Mart (NC) L.P. (collectively, the
"Borrower"), are each single-purpose, bankruptcy-remote entities with two independent directors for which a non-consolidation opinion was delivered at closing. The Borrower is sponsored by Vornado Realty Trust ("Vornado").

VORNADO REALTY TRUST (rated BBB+ by S&P) is one of the largest owners and managers of commercial real estate in the United States with a portfolio of approximately 106 million square feet, including owned, managed, partially owned entities and joint ventures. Vornado's four principal business platforms include: New York City Office, Washington, D.C. Office, Retail and Showcase and
Design Centers. As of September 27, 2006, Vornado had a market capitalization of
$15.70 billion with approximately 141.72 million shares outstanding. Vornado is a repeat sponsor of a Deutsche Bank borrower.

Merchandise Mart Properties, Inc. ("MMPI"), a wholly owned subsidiary of
Vornado, was acquired by Vornado in 1998. MMPI is an asset and property management firm which specializes in managing buildings devoted to wholesale showrooms. As an expert in trade show management and production, MMPI produces more than 300 trade shows, market events and conferences each year. The High
Point Furniture Mart property benefits from the expertise of the MMPI management team, which owns and manages approximately 2.0 million square feet of permanent showroom and traditional exhibit space within eight buildings in High Point,
North Carolina. For approximately 75 years, MMPI has been one of North America's preeminent specialists in marketing support of buildings with wholesale showrooms and Trade Marts. MMPI manages 13 exhibition properties located throughout the United States, including the Merchandise Mart Property and 350
West Mart Center/Chicago Apparel Center, both of which are located in Chicago,
Illinois, the Washington Design Center, Architects & Designers Building in New
York City and the Kitchen and Bath Center with locations in Washington, D.C.,
New York City and Chicago.

THE PROPERTY. Designed and constructed by Marshall Fields & Co. in 1930, the
High Point Furniture Mart property was originally envisioned as a massive regional wholesale showroom facility to display white goods, hardware, gifts and other products. In 1945, the High Point Furniture Mart property was purchased by
Joseph P. Kennedy whose family owned and operated the High Point Furniture Mart until it was acquired by Vornado Realty Trust in 1998. The High Point Furniture
Mart property consists of eight home furnishing showrooms that comprise approximately 2,030,379 square feet on approximately 15.581 acres in High Point,
North Carolina. As of August 2006, the High Point Furniture Mart property was
98.54% occupied by approximately 215 tenants. The High Point Furniture Mart property's weighted average rent is $15.22 per square foot. The High Point
Furniture Mart property is situated within the central business district of High
Point, North Carolina which is considered the center of American furniture manufacturing, marketing and retail. The semi-annual International Home
Furnishings Market, which occurs in April and October of each year, attracts approximately 75,000 wholesale domestic and international consumers to the High
Point Furniture Mart property. The building descriptions are as follows:

     THE MARKET SQUARE, MARKET SQUARE TOWER AND THE SUITES AT MARKET SQUARE: 305
     West High Street and 200 West Commerce Street, 905,691 square feet (44.60%
     of NRA). Market Square is North Carolina's largest adaptive-use building and is listed on the National Register of Historic Places. Built in phases from 1907-2003, the Market Square contains five floors of fine furnishings, premium fabric, upholstery and high-end decorative accessories.
     Approximately 425,000 square feet of the total 905,691 square feet are devoted to 100 permanent showrooms. Market Square is home to such multi-line manufacturers as Century Furniture Company, Tomlinson
     Furniture/Erwin-Lambeth, Habersham and Highland House. Decorative accessory and area rug anchors include nationally known Shaw Rugs, Capel, Inc.,
     Nourison and Karastan Rugs. Market Square Tower, adjacent to Market Square, is a 15 floor tower with 150,000 square feet of showroom and office space and four floors of residential condominiums that are not part of the collateral for the High Point loan. The Suites at Market Square is the largest temporary exhibit space in High Point, North Carolina. The Suites at Market Square provide the most modern conveniences and amenities for exhibitors. The Suites at Market Square, with space for more than 400 exhibitors, is conveniently located adjacent to Market Square and provides a highly flexible, upscale presentation space in an attractive showroom-type atmosphere where case goods, decorative accessories and home accents are showcased.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 34

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $195,000,000
                                                           DSCR:    1.95x
                            HIGH POINT FURNITURE MART      LTV:     58.28%
--------------------------------------------------------------------------------

     FURNITURE PLAZA AND PLAZA SUITES: 210 South Main Street and 222 South Main
     Street, 747,767 square feet (36.83% of NRA). Conveniently located in the center of the market, Furniture Plaza contains approximately 313,000 square feet and features 44 manufacturers of moderately priced upholstery, case-goods, dining, motion and occasional lines on six floors.
     Manufacturers at Furniture Plaza include La-Z-Boy, Alan White, Craftmaster and Corinthian. The space is connected by a central escalator atrium, which features a hard-wood-floored reception lobby. Built in stages from
     1960-1987 with an expansion in 1990, Furniture Plaza attracts approximately
     250 retailers featuring popular-priced traditional furniture. Furniture
     Plaza connects to Market Square and the National Furniture Mart and is also immediately adjacent to the Plaza Suites facility. The Plaza Suites, home to 20 permanent showrooms and with space for more than 100 exhibitors, is a five-story exhibit facility. The permanent tenants include: England,
     Leather Trend, Progressive Furniture, Legacy Classic Furniture, DMI
     Furniture and Wynwood. The state-of-the-art architecture and layout of
     Plaza Suites is designed to integrate with the adjoining Furniture Plaza and function as one building. Therefore, buyers may shop the National
     Furniture Mart, Furniture Plaza, Plaza Suites, Market Square, Market Square
     Tower and the Suites at Market Square without exiting the buildings.

     NATIONAL FURNITURE MART. 200 South Main Street, 259,037 square feet (12.75%
     of NRA). National Furniture Mart features nine floors of popular-priced furniture lines located among 31 permanent showrooms including Powell,
     PeopLoungers, Canadel, Bauhaus, Fairmont Designs and Soft Line. The
     National Furniture Mart was developed in stages from 1964-1976, and from
     1993-1997 underwent $3 million renovation.

     HAMILTON MARKET: 101 North Hamilton Street, 88,748 square feet (4.37% of
     NRA). The Hamilton Market features over 25 permanent showrooms, which primarily exhibit high quality traditional furniture, along with hundreds of decorative accessories lines. Constructed in 1989, Hamilton Market is conveniently located at the gateway to the Hamilton-Wrenn showroom district where many owner-operated showrooms are located. At the corner of Hamilton and Broad Streets, Hamilton Market is easily accessible by the Market
     Express and inter-showroom shuttle service to and from Market Square.

     300 SOUTH MAIN: 29,136 square feet (1.44% of NRA). 300 South Main contains stand-alone showroom space located across from the Furniture Plaza and the
     Plaza Suites. 300 South Main is leased to four tenants ranging in size from
     750 to 9,719 square feet. The site consists of 0.699 acres on the southwest corner of South Main Street and West Greet Street. 300 South Main contains four distinct tenants, March Furniture Manufacturing, Inc., HPCVB (the High
     Point Convention & Visitors Bureau), Najarian Furniture Co., Inc., a 200
     year old furniture company, and Cheers Sofa USA, the China-based leather upholstery maker Man Wah Holdings' North American division.

THE MARKET. The Highpoint Furniture Mart property is located within the central business district of High Point, North Carolina, approximately 15 miles southwest of Greensboro, North Carolina and approximately 20 miles southeast of
Winston Salem, North Carolina. The local market area is centrally located in the heart of the nationally renowned furniture manufacturing and showroom markets.
High Point, North Carolina is known as the furniture capital of the United
States with approximately 12 million square feet of showroom and exhibit space for the furniture industry. The International Home Furnishings Market, which takes place in High Point, North Carolina every April and October, is the largest home furnishings trade show in the United States. Twice a year, approximately 75,000 of the world's top buyers from over 100 nations descend on
High Point where approximately 3,000 of the world's leading exhibitors are on display.

High Point, North Carolina has a long tradition in the furniture trade principally because in the past this region was home to many of the early
American furniture manufacturers. As a result, over the course of the last 100 years, United States manufacturers and major real estate developers built showroom buildings to be close to the plants. This working thesis for over a century was that the proximity of the showrooms to the plants made an ideal logistical synergy for exhibiting and distributing new products to retail store owners across the nation. As a result, High Point grew into the de facto furniture capital of the United States, with 12 million square feet of showroom and exhibit space for the furniture industry. Moreover, High Point's strategic

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the Securities and
Exchange Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 35

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $195,000,000
                                                           DSCR:    1.95x
                            HIGH POINT FURNITURE MART      LTV:     58.28%
--------------------------------------------------------------------------------

location, the mid-point between Washington, D.C. and Atlanta and New York City and Miami, provided additional rationale as to why High Point has remained the leader in the furniture industry.

The "Trade Mart" industry is an economic engine for the
Greensboro/Winston-Salem/High Point MSA (the "Triad Region"), specifically, and
North Carolina, more generally, making the Trade Mart industry's success and long term viability vital to the region. "Trade Marts" are permanent purchasing locations that provide buyers of wholesale goods the opportunity to view and purchase a variety of merchandise in one location. Trade Marts offer manufacturers or their distributors and sales representatives centralized permanent showrooms for year-round exhibition of their products. By committing to permanent space, in addition to having the availability of a year round sales facility, a manufacturer, or its distributors and sale representatives, has the ability to construct significant tenant improvements and is assured of a specific location and the ability to participate in the trade shows held at the trade mart during the lease term. The economic impact of Trade Marts on the
Triad Region is approximately $1.053 billion, resulting in 12,774 additional jobs for the area. For the state of North Carolina, the economic impact is approximately $1.144 billion, with 13,156 jobs created. Moreover, the assessed tax value of the structures used during the trade shows totaled approximately
$667 million for 2004. The International Home Furnishings Market is by far the
largest single event in North Carolina in terms of its overall economic impact.

In March 2006, the Market Authority, a local municipal agency, completed a $2.6 million transportation terminal along Commerce Street to provide free shuttles to hotels, airports and parking facilities. These investments evidence the importance of the High Point Market to North Carolina's economy and tax base.
The Market Square and Market Square Tower, 300 South Main Street, Furniture
Plaza, The Suites at Market Square, Plaza Suites and National Furniture Mart are
located at the center of the "furniture market district" within the central business district of High Point, North Carolina. The Hamilton Market Building is
located in the Hamilton Wrenn Design District, which is the primary location for high end manufacturers of home improvement soft goods. Many high end manufacturers have built and currently own their own establishments in order to capitalize upon the successful High Point market.

The High Point Furniture Mart property is located within close proximity to local roadways and public transportation. The nearest airport is the Piedmont
Triad International Airport approximately 15 miles north of the High Point
Furniture Mart property and is served by seven commercial airline companies. The nearest train station is approximately one block northwest of the High Point
Furniture Mart property and is served by Amtrak, which provides transportation to Charlotte and Raleigh as well as travel to the county's Northeast Corridor.
During the semi-annual trade International Home Furnishings Market shows, additional public transportation is provided to service approximately 75,000 consumers and exhibitors.

In the immediate market area, the High Point Furniture Mart faces competition from both the International Home Furnishings Center (approximately 3.5 million square feet) and the Showplace (approximately 670,000 square feet). World Market
Center 1 ("WMC"), which is located in Las Vegas, Nevada, opened in July 2005 and is the newest furniture mart in the country. WMC comprises approximately 1.125 million square feet of space and is currently 100% occupied. Additional phases of the WMC are expected to include a 15-story multi-tenant 1.5 million square foot structure (Phase II) that is estimated for completion in 2007, an 11-story multi-tenant 1.2-million square foot structure (Phase III) and a plus and minus
1.0-million square foot convention center and temporary exhibition space.

High Point Furniture Mart is expected to maintain a competitive advantage over
WMC due to significantly lower lease rates, proximity to high-end United States furniture manufacturers and shipping ports along the eastern coastline, and lower labor costs than the heavily unionized Las Vegas workforce.

PROPERTY MANAGEMENT: The property is managed by MMPI, an affiliate of the
Borrower.

LOCKBOX/CASH MANAGEMENT: The High Point Loan is structured with a hard lockbox, and springing cash management. Cash management springs upon the occurrence of an event of default, as such term is defined in the Highpoint Loan documents or
(ii) if the debt service coverage ratio is less than or equal to 1.20x as of the end of a fiscal quarter (a "DSCR Event").

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 36

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $195,000,000
                                                           DSCR:    1.95x
                            HIGH POINT FURNITURE MART      LTV:     58.28%
--------------------------------------------------------------------------------

RESERVES: In lieu of making required deposits to the reserve accounts, Vornado
Realty L.P., a subsidiary of Vornado, provided a reserve guaranty. After a DSCR
Event or from and after the occurrence, and during the continuance of, a
Guarantor Rating Period (as defined below) or any guarantor bankruptcy event, the Borrower is required to either (a) deposit cash into the reserve accounts as required under the High Point Loan documents or (b) deliver to lender a letter of credit in lieu of such cash deposits. The High Point Furniture Mart loan documents require monthly reserves for (i) taxes and insurance (1/12 of the annual estimate), (ii) capital expenditures ($42,230) and (iii) tenant improvements and leasing commissions ($33.840). A "Guarantor Rating Period"
means any period commencing at such time as the rating of Vornado's long-term unsecured debt obligations shall fail to be at least "BBB" by S&P.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. Equity owners of the Borrower incurred $25,000,000 of mezzanine debt (the "Mezzanine Loan"), subject to an intercreditor agreement. The intercreditor agreement includes various mortgage lender protections, including, but not limited to, certain restrictions on the mezzanine lender's right to take enforcement action and transfer the Mezzanine
Loan. The Mezzanine Loan has an interest rate of 8.17% and a maturity date that is co-terminus with the High Point Loan. The Mezzanine Loan is currently held by
German American Capital Corporation.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

COLLATERAL RELEASE. The High Point Furniture Mart Loan documents permit partial defeasance with respect to the Hamilton Market Property and the 330 South Main
Property, upon delivery of eligible defeasance collateral in an amount equal to
125% of the Allocated Loan Amount (as such term is defined in the High Point
Furniture Mart loan documents) with respect to such properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 37

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $195,000,000
                                                           DSCR:    1.95x
                            HIGH POINT FURNITURE MART      LTV:     58.28%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 38

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $175,000,000
                                                           DSCR:    1.38x
                          INTERCONTINENTAL BOSTON HOTEL    LTV:     79.55%
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 39

                         $3,318,791,000 (APPROXIMATE)
                                  CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE: $175,000,000
                                                           DSCR:    1.38x
                         INTERCONTINENTAL BOSTON HOTEL     LTV:     79.55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           GACC
LOAN PURPOSE:                          Refinance
ORIGINAL BALANCE:                      $175,000,000
CUT-OFF BALANCE:                       $175,000,000
% BY INITIAL UPB:                      4.88%
INTEREST RATE:                         6.53593157%
PAYMENT DATE:                          5th of each month
FIRST PAYMENT DATE:                    October 5, 2006
MATURITY DATE:                         August 31, 2021
AMORTIZATION:                          Interest only
CALL PROTECTION:                       Lockout for 24 months from the date of
                                       securitization, then defeasance is
                                       permitted. On or after June 1, 2021,
                                       prepayment is permitted without
                                       penalty.

SPONSOR:                               Extell Development Company
BORROWER:                              Extell Boston Atlantic LLC
MEZZANINE DEBT:                        $45,000,000
LOCKBOX:                               Hard
INITIAL RESERVES:                      Tax:              $ 1,490,407
                                       Debt Service:     $10,630,345
                                       IHG Rent
                                       Reserve:          $ 2,953,586
                                       Condominium
                                       Charges:          $   259,984
MONTHLY RESERVES(1):                   Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(2)
--------------------------------------------------------------------------------
                                       Mortgage      Mortgage Loan
                                         Loan      + Mezzanine Loan
--------------------------             --------    ------------------
CUT-OFF DATE LOAN / KEY:               $412,736        $518,870
CUT-OFF DATE LTV:                        79.55%         100.00%
MATURITY DATE LTV:                       79.55%          79.55%
UW DSCR:                                  1.38x           1.01x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:              Single Asset
PROPERTY TYPE:                         Full Service Hotel
COLLATERAL:                            Fee simple interest in a 424-key
                                       full service InterContinental
                                       flagged hotel.
LOCATION:                              Boston, Massachussetts
YEAR BUILT / RENOVATED:                2006 / NAP
NO. OF KEYS:                           424
PROPERTY MANAGEMENT:                   InterContinental Hotels Group
                                       PLC (a borrower affiliate)
STABILIZED OCCUPANCY:                  74.00%(2)
UNDERWRITTEN NET OPERATING INCOME:     $16,000,000(3)
UNDERWRITTEN NET CASH FLOW:            $16,000,000(3)
APPRAISED VALUE:                       $220,000,000
APPRAISAL DATE:                        November 1, 2006(2)
--------------------------------------------------------------------------------

(1)   See "Reserves" below.

(2)   The InterContinental Boston Hotel is expected to be complete and operational on November 1, 2006. Occupancy is anticipated to be 74% with an average daily rate of $367.38 as of the stabilized year in 2010.

(3)   Based on the IHG Lease. See the description of the IHG Lease under "The
      Property" below.

                                                      IHG LEASE SUMMARY

                                         % OF TOTAL     POTENTIAL        LEASE              RATINGS
         TENANT                KEYS          SF           RENT         EXPIRATION        (S/M/F)(1)(3)
---------------------------   ------     ----------     ---------     ------------       -------------

InterContinental Hotels
   Group Resources, Inc.(2)     424        100.00%    $16,000,000     07/31/2105(4)     BBB / Baa2 / BBB+

(1)   Credit ratings are of the parent company whether it guarantees the lease or not.

(2)   Triple Net Lease.

(3)   Ratings of IHG prior to extinguishing its public debt.

(4)   The lease has two additional 20-year extension options that are exercisable by the tenant.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 40

                         $3,318,791,000 (APPROXIMATE)
                                  CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE: $175,000,000
                                                           DSCR:    1.38x
                         INTERCONTINENTAL BOSTON HOTEL     LTV:     79.55%
--------------------------------------------------------------------------------

THE INTERCONTINENTAL BOSTON HOTEL LOAN

THE LOAN. The InterContinental Boston Hotel loan, a 15-year, interest-only fixed-rated loan, is secured by a first priority mortgage on the borrower's fee interest in a newly constructed 424-room luxury hotel located in Boston,
Massachusetts. Based on the InterContinental Boston Hotel's appraised value of
$220,000,000, there is $45,000,000 of implied equity remaining in the
InterContinental Boston Hotel property.

THE BORROWER. The borrower, Extell Boston Atlantic LLC, a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with two independent directors for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by Extell Development Company. Extell
Development Company is also the sponsor of the borrower under the mortgage loan known as the InterContinental Boston Parking loan, which loan is secured by the parking garage described under "The Property below" and which loan is also an asset of the trust fund.

EXTELL DEVELOPMENT COMPANY ("Extell") was founded in 1989 and currently manages and owns a real estate portfolio exceeding 10 million square feet. Extell's primary business lines are real estate development, construction management, property management and acquisitions and dispositions. Extell's diverse portfolio includes retail centers, hotels, office, multifamily and resort communities. A selection of these projects include the award winning redevelopment of the Insurance Exchange Building in Chicago, Illinois, the W
Hotel in Times Square, and the recently developed Orion, a 550-unit, 60-story, ultra luxury high rise on 42nd Street, between 8th and 9th Avenues in New York
City. Extell's president, Gary Barnett, has a substantial net worth.

THE PROPERTY. The InterContinental Boston Hotel loan (the "InterContinental
Boston Hotel Property") is a full-service luxury hotel building that contains
424 hotel rooms, eight floors of residential apartments (not collateral for the
Intercontinental Boston Hotel loan), 27,513 square feet of meeting space, a
376-space, 136,986 square foot parking garage (not collateral for the
InterContinental Boston Hotel loan), a restaurant, lounge, health club, indoor pool and whirlpool, gift shop, retail outlets, business center and back-of-the-house facilities typically found in similar hotels. The building is
20-stories, of which the first 12 floors are collateral for the
InterContinental Boston Hotel loan and the top eight floors of the building contain 130 luxury residential condominiums apartments (the "Residential
Unit"). The Residential Unit is not collateral for the InterContinental Boston
Hotel loan but the apartment owners have access to a number of hotel services and amenities including valet parking, housekeeping, room service and the health club and swimming pool. The parking garage is not collateral for the
InterContinental Boston Hotel loan; however, approximately 150 of the parking spaces have been allocated to the InterContinental Boston Hotel Property, under the IHG Lease, as defined below. The InterContinental Boston Property was developed by Extell, is managed by InterContinental Hotel Group PLC ("IHG")
(see "Property Management" below) and operates as an InterContinental Hotel &
Resorts.

Guests enter the main lobby of the InterContinental Boston Hotel Property through one central entry, located off of Atlantic Avenue. In addition to the front desk and registration area, the main lobby at the InterContinental Boston
Hotel Property houses a sitting area. The lobby lounge and a full-service restaurant are located off of the lobby to the south, providing waterfront views. Four distinct cocktail venues are located within the InterContinental
Boston Hotel Property: a signature cocktail bar, a traditional hotel lobby lounge, an intimate bar and an outdoor garden terrace. The 424 guest rooms feature stunning city skyline and harbor views. The versatility of the
InterContinental Boston Hotel Property's meeting and functional space
(comprised of 11 function/meeting spaces of varying sizes and locations) allow the InterContinental Boston Hotel Property to compete for Boston's large group and demand segment. The largest meeting space at the InterContinental Boston
Hotel is the 13,086 square foot Grand Ballroom. The InterContinental Boston
Hotel Property is situated south of Boston's financial district. It is in a neighborhood undergoing a large amount of commercial office development and is situated on the Fort Point Channel waterfront. It is anticipated that the "Big
Dig" project, which consists of re-routing Boston's arterial highway through a
3.5-mile long tunnel and creating a 30-acre open space parkway known as Rose
Kennedy Greenway, will improve access between the InterContinental Boston Hotel
Property and the financial district.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 41

                         $3,318,791,000 (APPROXIMATE)
                                  CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE: $175,000,000
                                                           DSCR:    1.38x
                         INTERCONTINENTAL BOSTON HOTEL     LTV:     79.55%
--------------------------------------------------------------------------------

The InterContinental Boston Hotel Property is leased and operated by
InterContinental Hotels Group Resources, Inc. (the "Tenant") in accordance with the IHG Lease (as defined below). The IHG Lease is jointly and severally guaranteed (the "Guaranty") by InterContinental Hotels Limited ("ICHL") and Six
Continents Limited ("Six Continents"; together with ICHL, the "Guarantors") for a period of 25 years. From 1999 to 2005, IHG restructured and refocused on the hotel business by divesting itself of non-hospitality assets. IHG issued several special dividends to its shareholders and extinguished all of its public debt. Prior to extinguishing its public debt, IHG's public debt ratings were BBB/Baa2/BBB+, by S/M/F respectively. IHCL and Six Continents are wholly-owned subsidiaries of IHG. S&P has confirmed in accordance with its methodologies that the Guarantors exhibit financial and credit characteristics that are consistent with that of an investment-grade rated company.

The InterContinental Boston Hotel Property is subject to a development agreement (the "Development Agreement") and a lease agreement between the
Tenant and the borrower (as successor in interest to the prior landlord under the lease) (the "IHG Lease"). The IHG Lease is triple net, with an initial term of 99 years and two additional 20-year extension options which are exercisable by the Tenant. In accordance with the terms of the IHG Lease, the Tenant is responsible for 60% of any common area maintenance charges and the Tenant may use up to approximately 150 parking spaces in the parking garage. The annual contractual IHG Lease rent is based on a fixed schedule as shown in the chart below:

                -----------------------------------------
                  YEARS                        RENT
                -----------------------------------------
                   1                           None
                   2 -  16                 $ 16,000,000
                  17 -  36                 $ 21,120,000
                  37 -  56                 $ 29,568,000
                  57 -  76                 $ 41,396,000
                  77 -  96                 $ 57,952,000
                  97 -  99                 $ 81,136,000
                 100 - 116*                $ 81,136,000
                 117 - 136*                $113,590,400
                 137 - 139*                $159,026,560
                -----------------------------------------

                 *  Extension Option Period

The tenant is obligated to commence paying rent under the IHG Lease on August
1, 2007 (12 months after the substantial completion date, which was July 31,
2006 (the "Substantial Completion Date")) subject to the satisfaction of certain conditions. In the event that certain "punch-list" items are not completed within 60 or 75 days after the Substantial Completion Date, then  (i)
rent commencement under the IHG Lease will be delayed one day for each day of delay after such 60th or 75th day (as the case may be) and (ii) the borrower will be required to deposit into the IHG rent reserve account, an amount equal to the product  of (x) $35,512.40 times (y) the number of days occurring in the period commencing on such 60th or 75th day (as applicable) and expiring on the day on which the lender reasonably anticipates, in good faith, that such
"punch-list" items will be completed (the "Additional IHG Reserve Amounts"). In addition, at the closing of the InterContinental Boston Hotel loan, Gary
Barnett guaranteed completion of such "punch-list" items pursuant to the terms of the IHG Lease. Rent commencement will also be delayed in the event that certain "Opening Covenants" (as defined in the Development Agreement) are not completed on or prior to the date that the Intercontinental Boston Hotel
Property opens for business (anticipated to be November 1, 2006). In such case, the rent commencement date will be delayed on a day-to-day basis until such
Opening Covenants are completed. As additional collateral for the
InterContinental Boston Hotel loan, the borrower deposited $2,953,586 into a lender-controlled reserve account (the "IHG Rent Reserve") which amount is equal to 3 months of debt service payments and which amount, together with any
Additional IHG Reserve Amounts received and amounts in the debt service reserve
(as described in "Reserves" below), will be used to pay debt service under the
InterContinental Boston Hotel loan until the rent commencement date.

The InterContinental Boston Hotel Property is planned to be complete and operational on November 1, 2006. Based on the appraiser's analysis, stabilization is expected to occur in 2010. According to the borrower's proforma, the InterContinental Boston Hotel Property is expected to achieve an occupancy of 74% and an average rate of $367.38 in the year 2010.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 42

                         $3,318,791,000 (APPROXIMATE)
                                  CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE: $175,000,000
                                                           DSCR:    1.38x
                         INTERCONTINENTAL BOSTON HOTEL     LTV:     79.55%
--------------------------------------------------------------------------------

HOTEL PROFORMA:

                                   YEAR 1(1)        YEAR 2         YEAR 3         YEAR 4          YEAR 5
                                   ---------        ------         ------         ------          ------

 Room Count                              424            424            424            424             424
 Occupancy                                64%            68%            72%            74%             74%
 Average Daily Rate (ADR)             280.00         313.60         344.96         367.38          376.20
                                          --           12.0%          10.0%           6.5%            2.4%
 RevPAR                               179.20         213.25         248.37         271.90          278.43
                                          --           19.0%          16.5%           9.5%            2.4%
 Room Revenue                     27,732,992     33,092,678     38,437,927     42,079,697      43,089,609
 F&B and other Revenue            27,992,443     30,539,218     33,021,229     34,758,386      35,592,588
  Total Revenue                   55,725,435     63,631,896     71,459,156     76,838,083      78,682,197
  Total Expenses                  29,419,815     31,096,983     32,749,203     34,024,444      34,841,031
-------------------------------   ----------     ----------     ----------     ----------      ----------
 GROSS OPERATING INCOME           26,305,620     32,534,912     38,709,952     42,813,639      43,841,166
  Total Undistributed Expense     12,243,736     12,886,589     13,532,177     14,054,893      14,392,210
-------------------------------   ----------     ----------     ----------     ----------      ----------
 NOI BEFORE RESERVES              14,061,884     19,648,323     25,177,775     28,758,746      29,448,956
                                  ==========     ==========     ==========     ==========      ==========

                                      YEAR 6         YEAR 7         YEAR 8         YEAR 9        YEAR 10
                                      ------         ------         ------         ------        -------

 Room Count                               424            424            424            424            424
 Occupancy                                 74%            74%            74%            74%            74%
 Average Daily Rate (ADR)              385.23         394.47         403.94         413.63         423.56
                                          2.4%           2.4%           2.4%           2.4%           2.4%
 RevPAR                                285.11         291.95         298.96         306.14         313.48
                                          2.4%           2.4%           2.4%           2.4%           2.4%
 Room Revenue                      44,244,647     45,182,730     46,267,116     47,377,527     48,647,504
 F&B and other Revenue             36,546,664     37,321,533     38,217,250     39,134,464     40,183,482
  Total Revenue                    80,791,311     82,504,263     84,484,366     86,511,991     88,830,986
  Total Expenses                   35,728,933     36,533,469     37,410,272     38,308,119     39,284,377
-------------------------------    ----------     ----------     ----------     ----------     ----------
 GROSS OPERATING INCOME            45,062,378     45,970,795     47,074,094     48,203,872     49,546,609
  Total Undistributed Expense      14,748,154     15,091,326     15,453,518     15,824,403     16,215,766
-------------------------------    ----------     ----------     ----------     ----------     ----------
 NOI BEFORE RESERVES               30,314,224     30,879,468     31,620,575     32,379,469     33,330,842
                                   ==========     ==========     ==========     ==========     ==========

(1)   Year beginning January 1, 2007.

PROPERTY'S COMPETITIVE SET. The InterContinental Boston Hotel Property has been designed to compete at the upper end of the Boston lodging market as a five star hotel. Consequently, the InterContinental Boston Hotel Property is
expected to compete with the market's existing luxury lodging facilities.
Properties in this segment primarily serve the downtown Boston market area, which is comprised of two sub-markets: the Financial District, in which the
InterContinental Boston Hotel Property is located, and the Back Bay.

  INTERCONTINENTAL BOSTON HOTEL COMPETITIVE SET OF HOTELS

                                    DATE         # OF
HOTEL                              OPENED        ROOMS
-----                              ------        -----
Boston Harbor Hotel                   1987         230
Langham Hotel Boston                  1981         326
Ritz-Carlton Boston Common            2001         193
Ritz-Carlton Boston                   2001         273
Four Seasons                          1985         273
Marriott Long Wharf                   1981         402
                                                 -----
  Total Rooms                                    1,697

The following table from the appraisal summarizes the important operating characteristics of the primary competitors and the aggregate secondary competitors which range in size from 193 to 402 rooms. The market demand for the InterContinental Boston Hotel Property and its primary competitive set has a strong commercial orientation, which in 2005 accounted for 49% of the overall occupancy of the competitive set, whereas the leisure segment comprised 26% and the meeting and group segment comprised the remaining 25%. In 2005, the primary competitors achieved an overall occupancy of 71.4% at an average daily rate of
$278.02, yielding RevPAR of $198.53.

                                  PRIMARY COMPETITORS AND AGGREGATE SECONDARY COMPETITORS
                                                                                                                  ESTIMATED
                                          EST. SEGMENTATION                        ESTIMATED 2003                    2004
                                   -------------------------------- --------------------------------------------- ----------
                                                                     WEIGHTED                                      WEIGHTED
                                                 MEETING              ANNUAL                                        ANNUAL
                        NUMBER OF                  AND                 ROOM                AVERAGE                   ROOM
PROPERTY                  ROOMS     COMMERCIAL    GROUP    LEISURE     COUNT     OCC.       RATE        REVPAR       COUNT
---------------------- ----------- ------------ --------- --------- ---------- -------- ------------ ------------ ----------

 Boston Harbor Hotel        230        45%        25%       30%          230       63%  $ 265.00     $ 166.95          230
 Langham Hotel
  Boston                    326        45          30        25          326       71    178.00       126.38           326
 Ritz-Carlton Boston
  Common                    193        55          20        25          193       61    261.00       159.21           193
 Ritz-Carlton Boston        273        50          30        20          273       58    287.00       166.46           273
 Four Seasons               273        50          25        25          272       67    348.00       233.16           272
 Marriott Long Wharf        402        50          20        30          402       80    200.00       160.00           402
----------------------      ---        --          --        --          ---       --   --------     --------          ---
 SUB-TOTALS/AVERAGES
                          1,697        49%        25%       26%        1,696     68.2%  $ 245.19     $ 167.16        1,696
 Secondary
  Competitors               584        32%        37%       31%          292     60.1%  $ 190.15     $ 114.27          292
----------------------    -----        --          --        --        -----     ----   --------     --------        -----
 TOTALS/AVERAGES          2,281        47%        27%       27%        1,988     67.0%  $ 237.94     $ 159.39        1,988

                                 ESTIMATED 2004                                  ESTIMATED 2005
                       ---------------------------------- -------------------------------------------------------------
                                                           WEIGHTED
                                                            ANNUAL
                                   AVERAGE                   ROOM               AVERAGE                OCCUPANCY         YIELD
PROPERTY                 OCC.       RATE        REVPAR      COUNT     OCC.       RATE        REVPAR     PENETRATION   PENETRATION
---------------------- -------- ------------ ------------ --------- -------- ------------ ------------ ------------- ------------

 Boston Harbor Hotel       65%  $ 290.00     $ 188.50         230       66%  $ 304.00     $ 200.64        92.4%        105.2%
 Langham Hotel
  Boston                   68    197.00       133.96          326       67    206.00       138.02         93.8          72.4
 Ritz-Carlton Boston
  Common                   70    283.00       198.10          193       72    330.00       237.60        100.8         124.6
 Ritz-Carlton Boston       67    298.00       199.66          273       65    315.00       204.75         91.0         107.4
 Four Seasons              74    356.00       263.44          273       79    352.00       278.08        110.6         145.8
 Marriott Long Wharf       83    212.00       175.96          402       77    220.00       169.40        107.8          88.8
----------------------     --   --------     --------         ---       --   --------     --------       -----         ------
 SUB-TOTALS/AVERAGES
                         72.2%  $ 263.17     $ 189.95       1,697     71.4%  $ 278.02     $ 198.53        99.9%        104.1%
 Secondary
  Competitors            64.2%  $ 211.71     $ 135.84         292     71.7%  $ 202.24     $ 144.98       100.3%         76.0%
----------------------   ----   --------     --------       -----     ----   --------     --------       -----         ------
 TOTALS/AVERAGES         71.0%  $ 256.34     $ 182.00       1,989     71.5%  $ 266.85     $ 190.67       100.0%        100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 43

                         $3,318,791,000 (APPROXIMATE)
                                  CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE: $175,000,000
                                                           DSCR:    1.38x
                         INTERCONTINENTAL BOSTON HOTEL     LTV:     79.55%
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT/THE TENANT. The InterContinental Boston Hotel is operated by IHG, an affiliate of the Tenant. IHG is the world's largest hotel group by number of rooms, managing or leasing over 3,600 hotels and 537,000 guest rooms in almost 100 countries around the globe. The IHG brand was founded by Pan
American World Airlines in 1946. Several well-recognized hotel brands make up
IHG's portfolio, including "InterContinental Hotels & Resorts," "Crowne Plaza
Hotels & Resorts," "Holiday Inn Hotels & Resorts," "Holiday Inn Express,"
"Staybridge Suites," "Candlewood Suites" and "Hotel Indigo TM." IHG has grown at a steady pace since 2004 by adding 26,500 rooms to its inventory, a 31%
increase. IHG's early expansion began along Pan Am's Latin American routes and eventually spread throughout the world. In 1998, the IHG hotel chain was acquired by Bass Hotels & Resorts, which owned and managed a chain of hotels, operated a chain of taverns and pubs, produced soft drinks and brewed a variety of beers.

RESERVES. At the closing of the InterContinental Boston Hotel loan, the borrower deposited cash into the following reserve accounts: (i) tax, in an amount equal to $1,490,407; (ii) debt service, in an amount equal to
$10,630,345 (equal to twelve months of debt service); (iii) condominium charges, in an amount equal to $259,984 and (iv) the IHG Rent Reserve, in an amount equal to $2,953,586. The debt service reserve is available to pay debt service under the InterContinental Boston Hotel loan until August 1, 2007. In the event rent commencement is delayed, the Additional IHG Reserve Amounts along with the upfront IHG Rent Reserve will be available to pay debt service.
Provided no Event of Default (as defined in the InterContinental Boston Hotel loan documents) exists, the lender is required to return any portion of the initial IHG Rent Reserve to the borrower provided the following conditions are satisfied: (1) the Opening Covenants are effective and (2) lender is in receipt of a fully executed estoppel certificate from the Tenant certifying that all conditions of rent commencement have occurred. The InterContinental Boston Loan documents provide for the following monthly reserves: (i) insurance and (ii)
condominium charges, in the case of (i) and (ii) until all "punch list" items are completed and/or the IHG Lease is no longer in full force and effect and/or to the extent IHG does not pay insurance premiums or condominium charges, as applicable, directly pursuant to the IHG Lease, in an amount equal to one-twelfth of the insurance premiums or condominium charges, as applicable, reasonably expected to be due; (iii) tax, after termination of the tax escrow agreement (which agreement provides for payment of taxes for all three condominium units until such time that each unit occupies a single tax parcel), if the IHG Lease is no longer in full force and effect and/or to the extent that IHG does not pay required taxes and charges directly to the appropriate authorities pursuant to the IHG Lease, in an amount equal to one-twelfth of the insurance annual taxes reasonably expected to be payable during the next ensuing 12 months; and (iv)debt service, during the existence of a Reserve
Period (as defined below), in an amount equal to $966,395.

Reserve Period means: (i) an Event of Default; (ii) the expiration or earlier termination of the IHG Lease and/or (iii) the failure of the Tenant to satisfy any of the terms of the IHG Lease.

LOCKBOX/CASH MANAGEMENT. The loan is structured with a hard lockbox, with in-place cash management.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS.  Extell Boston Mez LLC, an
equity owner of the borrower, incurred $45,000,000 of mezzanine debt (the
"Mezzanine Loan"), subject to an intercreditor agreement. The intercreditor agreement includes various lender protections, including but not limited to certain restrictions on the mezzanine lender's right to take enforcement actions and on transfers of the Mezzanine Loan. The Mezzanine Loan is fully amortizing and matures on July 31, 2021. The Mezzanine Loan is currently held by German American Capital Corporation.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 44

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $175,000,000
                                                           DSCR:    1.38x
                          INTERCONTINENTAL BOSTON HOTEL    LTV:     79.55%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 45

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 46

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $142,450,000
                                                       TMA DSCR:    1.29x
                           FAIR LAKES OFFICE PORTFOLIO TMA LTV:     68.61%
--------------------------------------------------------------------------------

                               [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 47

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $142,450,000
                                                       TMA DSCR:    1.29x
                           FAIR LAKES OFFICE PORTFOLIO TMA LTV:     68.61%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            GACC
LOAN PURPOSE:                           Acquisition
ORIGINAL BALANCE:                       $142,450,000(1)
CUT-OFF BALANCE:                        $142,450,000(1)
% BY INITIAL UPB:                       3.98%
INTEREST RATE:                          6.2180%
PAYMENT DATE:                           1st of each month
FIRST PAYMENT DATE:                     September 1, 2006
MATURITY DATE:                          August 1, 2016
AMORTIZATION:                           Interest only
CALL PROTECTION:                        Lockout for 24 months from the
                                        securitization date of the last pari
                                        passu loan, with defeasance permitted
                                        thereafter. On and after May 1, 2016,
                                        prepayment is permitted without penalty.
SPONSOR:                                Shorenstein Company LLC
BORROWER:                               SRI Seven Fair Lakes LLC
LOCKBOX:                                Hard
INITIAL RESERVES:                       TI/LC Reserve: $2,943,739
MONTHLY RESERVES(2):                    None
--------------------------------------------------------------------------------

(1)  The Fair Lakes Office Portfolio loan is a pari passu portion of a whole loan with a principal balance of $259,000,000 (the "Fair Lakes Office
     Portfolio Whole Loan"). The Fair Lakes Office Portfolio Whole Loan,
     co-originated by GACC and Goldman Sachs Commercial Mortgage Capital, L.P.,
     consists of the Fair Lakes Office Portfolio loan and a pari passu loan (the
     "Fair Lakes Office Pari Passu Loan") with an original principal balance of
     $116,550,000. The Fair Lakes Office Pari Passu Loan is not an asset of the trust, and is expected to be sold in the GSMSC 2006-GG8 securitization.

(2)  See "Reserves" below.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
LOAN BALANCE / SQ. FT.(3):              $207.06
BALLOON BALANCE / SQ. FT.(3):           $207.06
LTV(3):                                   68.61%
BALLOON LTV(3):                           68.61%
DSCR(3):                                   1.29x
--------------------------------------------------------------------------------

(3)  Calculations are based on the Fair Lakes Office Portfolio Whole Loan amount of $259,000,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Portfolio
PROPERTY TYPE:                          Office
COLLATERAL:                             Fee simple interest in a portfolio of
                                        nine Class 'A' office buildings.
LOCATION:                               Fairfax, Virginia
YEAR BUILT / RENOVATED:                 1985 -2003 / N/A
COLLATERAL SF:                          1,250,842 sq. ft.
PROPERTY MANAGEMENT:                    Peterson Management L.C.
OCCUPANCY (AS OF 7/1/2006):             99.31%
UNDERWRITTEN NET OPERATING
   INCOME:                              $22,804,974
UNDERWRITTEN NET CASH FLOW:             $21,108,804
APPRAISED VALUE:                        $377,500,000
APPRAISAL DATE:                         June 30, 2006
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 48

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $142,450,000
                                                       TMA DSCR:    1.29x
                           FAIR LAKES OFFICE PORTFOLIO TMA LTV:     68.61%
--------------------------------------------------------------------------------

                           MAJOR OFFICE TENANT SUMMARY

                                     TOTAL       % OF     WEIGHTED AVG    POTENTIAL       LEASE
              TENANT               TENANT SF   TOTAL SF     RENT PSF         RENT      EXPIRATION   RATINGS (S/M/F)(1)
--------------------------------   ---------   --------   ------------   -----------   ----------   ------------------

Nortel Government Solutions          302,795     24.21%      $20.06      $ 6,074,952   12/30/2013      B- / B3 / NR
SRA International, Inc.              281,944     22.54        15.54        4,382,496   10/30/2009      NR / NR / NR
GDAIS, Inc.                          200,893     16.06        23.81        4,783,724   12/31/2008       A / A2 / A
Argon ST, Inc.                       167,973     13.43        27.05        4,544,028   02/28/2009      NR / NR / NR
Datatel, Inc.                         46,399      3.71        17.10          793,342   12/30/2010      NR / NR / NR
The Peterson Companies, LC            42,362      3.39        27.40        1,160,885   08/30/2007      NR / NR / NR
Countrywide Home Loans                29,928      2.39        24.70          739,188   05/30/2008       A / A3 / A
Community Management Corporation      21,374      1.71        25.60          547,224   04/30/2010      NR / NR / NR
Ryan Homes                            14,936      1.19        26.27          392,369   12/30/2009      NR / NR / NR
Enterprise Solutions                  13,358      1.07        27.32          364,941   04/30/2010      NR / NR / NR
                                   ---------     -----       ------      -----------
TOTAL/WA:                          1,121,902     89.70%      $21.20      $23,783,149
                                   =========     =====       ======      ===========

(1)  Credit ratings are of the parent company whether it guarantees the lease or not.

                                 LEASE ROLLOVER

                                                                                     % OF BASE
             NUMBER OF                                       CUMULATIVE                ACTUAL     CUMULATIVE %
 YEAR OF       LEASES     EXPIRING     % OF     CUMULATIVE      % OF       ANNUAL       RENT     OF BASE ACTUAL
EXPIRATION    EXPIRING       SF      TOTAL SF    TOTAL SF     TOTAL SF    RENT PSF    ROLLING     RENT ROLLING
----------   ---------   ---------   --------   ----------   ----------   --------   ---------   --------------

    MTM           0              0      0.00%           0        0.00%     $ 0.00       0.00%          0.00%
   2006           5         13,303      1.06       13,303        1.06       30.07       1.47           1.47
   2007           7         25,178      2.01       38,481        3.08       29.15       2.70           4.18
   2008           9         57,770      4.62       96,251        7.69       25.83       5.50           9.68
   2009          34        247,937     19.82      344,188       27.52       27.26      24.91          34.58
   2010          16        105,986      8.47      450,174       35.99       22.65       8.85          43.43
   2011           1            261      0.02      450,435       36.01       12.10       0.01          43.44
   2012          22        178,915     14.30      629,350       50.31       23.35      15.39          58.84
   2013           9        154,995     12.39      784,345       62.71       18.90      10.80          69.63
   2014           0              0      0.00      784,345       62.71        0.00       0.00          69.63
   2015           4        305,383     24.41    1,089,728       87.12       16.47      18.53          88.17
   2016           0              0      0.00    1,089,728       87.12        0.00       0.00          88.17
   2017           0              0      0.00    1,089,728       87.12        0.00       0.00          88.17
   2018           1        152,507     12.19    1,242,235       99.31       21.05      11.83%        100.00%
  Vacant        NAP          8,607      0.69    1,250,842      100.00%
                ---      ---------    ------    ---------                  ------
TOTAL/WA:       108      1,250,842    100.00%   1,250,842                  $21.70
                ===      =========    ======    =========                  ======

FAIR LAKES OFFICE PORTFOLIO LOAN:

THE LOAN. The Fair Lakes Office Portfolio loan is a $142,450,000 (55%) pari passu portion of a $259,000,000 10-year interest-only loan secured by the borrower's fee simple interest in the Fair Lakes Office Portfolio. The Fair
Lakes Office Portfolio consists of nine properties that comprise 1.25 million square feet of mixed-use office and retail space in Fairfax, Virginia. The
$259.0 million financing was used by the Shorenstein Company LLC to acquire the portfolio. Based on the purchase price of $370 million, there is approximately
$111 million of cash equity that remains in the Fair Lakes Office Portfolio. The respective rights of the holders of the Fair Lakes Office Portfolio Loan and the
Fair Lakes Office Pari Passu Loan will be governed by a co-lender agreement as described under "DESCRIPTION OF THE MORTGAGE POOL -- Split Loan Structures --
The Fair Lakes Office Portfolio Loan" in the free writing prospectus relating to the offered certificates.

THE BORROWER. The borrower, SRI Seven Fair Lakes LLC, a Delaware limited liability company, is a single-purpose, bankruptcy remote entity for which a non-consolidated opinion was delivered at the closing of the Fair Lakes Office
Portfolio Loan. The Fair Lakes Office Portfolio Loan is sponsored by Shorenstein
Company LLC.

Shorenstein Company LLC ("Shorenstein") is a private owner and operator of Class
"A" office buildings in the United States, engaged in all aspects of office investment, development, financing, leasing and management. Headquartered in San

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 49

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $142,450,000
                                                       TMA DSCR:    1.29x
                           FAIR LAKES OFFICE PORTFOLIO TMA LTV:     68.61%
--------------------------------------------------------------------------------

Francisco, Shorenstein owns and operates more than 17 million sq. ft. of Class
"A" space, valued in excess of $3.4 billion. Shorenstein's portfolio includes renowned properties in the United States including the John Hancock Center, 500
West Monroe in Chicago, Russ Building, One California Street, Oakland City
Center in the Bay Area of California and 450 Lexington Avenue, the Starrett
Lehigh Building and 125 Park Avenue in New York. Since 1992, Shorenstein has
sponsored a series of closed-end real estate investment funds, which have invested in Class "A" office projects located throughout the United States.
Investors in these funds include foundations, college endowments, pension funds and high net-worth individuals, including the Shorenstein family. As the manager of these funds, Shorenstein has delivered attractive risk-adjusted returns to investors by employing a disciplined value-added strategy. Shorenstein is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY. The Fair Lakes Office Portfolio of properties is an approximately
1.25 million square foot complex comprised of nine Class 'A' office buildings located in Fair Lakes, a submarket of Fairfax, Virginia. Fair Lakes is a
657-acre community with over 7 million square feet of office, residential, retail, and hotel space. The Fair Lakes Office Portfolio of properties is located at the intersection of Interstate 66 and Fairfax County Parkway in the
heart of Fairfax County, in close proximity to the Fairfax County Government
Center, Fair Oaks Mall, Fairfax Corner and many of the Washington, D.C. MSA's residential areas.

The Fair Lakes Office Portfolio of properties are currently approximately 99.31%
occupied by a strong mix of tenants primarily in the technology industry, including Nortel Government Solutions (302,795 square feet), SRA International,
Inc. (281,944 square feet), GDAIS, Inc. (200,863 square feet) and Argon ST, Inc.
(167,943 square feet).

SIGNIFICANT TENANTS.

     NORTEL GOVERNMENT SOLUTIONS, INC. (302,795 square feet, 24.2% GLA, rated B-
     and B3 by S&P and Moody's, respectively). In June, 2005, Nortel Networks
     Inc. (NYSE: NT) acquired PEC Solutions, Inc., now known as Nortel
     Government Solutions, Inc. ("Nortel Government"). Nortel Government
     provides professional technology services that enable government entities to use the Internet to enhance productivity and improve services to the public. Nortel Government's primary customers are executive agencies and departments of the United States Federal Government, the United States
     Federal Judiciary and prime contractors to the United States government.
     Nortel Government currently leases 53,697 square feet in Fair Lakes IV and
     96,951 square feet in Fair Lakes V (the entire building), both of which run through December 2013. Additionally, Nortel Government leases 152,507 square feet at Fair Lakes VII (the entire building) through December 2018.
     Nortel occupies a total of 302,795 square feet of space in the Fair Lakes
     Plaza or approximately 24.2% of NRA. As of October 7, 2006, Nortel Networks
     Corp. had a market capitalization of $9.24 billion.

     SRA INTERNATIONAL, INC. (281,944 square feet, 22.5% of GLA) SRA
     International, Inc. (NYSE: SRX) provides information technology and strategic consulting services and solutions in the United States. SRA
     International, Inc. ("SRA") offers strategic consulting, systems design, development, and integration; and outsourcing and managed services. SRA's customers include the Department of Defense, the Food and Drug
     Administration, and the Internal Revenue Service. In 2005, SRA recorded over $881.8 million in sales, a 43% increase over 2004. Founded in 1976 by current chairman Ernst Volgenau, SRA employs over 4,100 people. SRA is the sole tenant in Fair Lakes Court North and South, leasing a total of 264,514 square feet pursuant to a lease that expires on December 31, 2015.
     Additionally, SRA leases 17,430 square feet in Fair Lakes I through October
     2009. SRA's corporate headquarters are at Fair Lakes Court North and South.
     As of October 7, 2006, SRA International, Inc. had a market capitalization of $1.62 billion.

     GENERAL DYNAMICS AIS, INC. (200,893 square feet, 16.1% of GLA rated A/A2/A by S&P, Moody's and Fitch, respectively) General Dynamics AIS is a subsidiary of General Dynamics Corp. (NYSE: GD), a leading supplier of sophisticated defense systems to the United States and its allies, as well as a provider of business aviation and aircraft services. General Dynamics
     Corp. has four main business segments: Information Systems and Technology,
     Combat Systems, Marine Systems, and Aerospace. A publicly traded company and member of the S&P 500, General Dynamics employs

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 50

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $142,450,000
                                                       TMA DSCR:    1.29x
                           FAIR LAKES OFFICE PORTFOLIO TMA LTV:     68.61%
--------------------------------------------------------------------------------

     approximately 72,200 people. General Dynamics AIS is headquartered in Fair
     Lakes, occupying 200,893 square feet in Fair Lakes I and II. General
     Dynamics AIS's leases run through November 2012 with a 10-year fixed rate renewal option thereafter. As of October 7, 2006, General Dynamics Corp.
     had a market capitalization of $30.4 billion.

     ARGON ST, INC. (167,963 square feet, 13.4% of GLA) Argon ST, Inc. (NASDAQ:
     STST) is a rapidly growing systems engineering and development company providing full-service C4ISR (command, control, communications, computers, intelligence, surveillance, and reconnaissance) solutions to a wide range of customers. Argon ST, Inc. ("Argon") was formed in 2004 through the merger of Argon Engineering Associates and SenSyTech, Inc. In 2005, Argon
     recorded over $272 million in sales. During its brief history, Argon has already garnered several awards including being ranked #36 in Forbes 200
     Best Small Companies, being selected by "Deloitte Technology Fast 500" as one of the fastest growing technology companies, and CEO Terry Collins received Ernst & Young's "Entrepreneur of the Year" award in the Government
     IT Services sector in 2004. Argon currently occupies 160,532 square feet of office space and 7,559 square feet of storage space in Hyatt Plaza. Argon maintains its headquarters in Fair Lakes. As of October 7, 2006, Argon ST,
     Inc. had a market capitalization of $549.67 million.

THE MARKET.

The Fair Lakes Office Portfolio is located in the Fairfax Center submarket which is a part of the larger Northern Virginia Market, a submarket of the
Metropolitan Washington Area. As of the second quarter of 2006, the Metropolitan
Washington Area office market consists of 385,478,217 square feet of competitive multi-tenanted office space. The Metropolitan Washington Area's office market is divided into three broad submarkets: the District of Columbia, Suburban Maryland and Northern Virginia. As of the second-quarter 2006, there were 35,804,230 square feet of vacant office space in the Metropolitan Washington Area exhibiting an overall office vacancy rate of 9.3%.

As of the second quarter of 2006, the Northern Virginia office market's vacancy rate was 8.4%, a decline from a vacancy rate of 15.4% in 2003. The Northern
Virginia economy experienced substantial job growth in recent months. According to Reis, 2005's respective increases of 4.6% for average asking rent and 5.1%
for average effective rent were the largest increases in the Northern Virginia market since 2000. According to Economy.com, the Northern Virginia population grew by an average of 2.2% per year (50,150 new residents net per annum) over the five-year span concluding with 2005. Respective asking and effective rent averages for second quarter 2006 were $28.36 and $24.69 per square foot, an increase of 0.9% and 1.5% from the preceding quarter.

The Fairfax Center submarket, according to CBRE, had an average vacancy rate of
7.91% at the end of the second quarter 2006. The Fair Lakes Office Portfolio was
99.31% occupied as of July 1, 2006 (vacancy of 0.69%), which is 7.22% lower than the submarket vacancy. The average asking rent per square foot at the end of the second quarter 2006 for the Fairfax Center submarket was $28.31. According to the rent roll dated July 1, 2006, the Fair Lakes Office Portfolio had a weighted average rent per square foot of $21.70. This is approximately 23.3% below comparable submarket rents.

LOCKBOX/CASH MANAGEMENT. The loan is structured with a hard lockbox and springing cash management. Cash Management springs upon the occurrence of (i) an
Event of Default (as defined in the Fair Lakes Office Portfolio loan documents)
and (ii) a debt service coverage ratio of less than 1.10x for two consecutive quarters.

PROPERTY MANAGEMENT. The property is managed by the Peterson Management L.C., an independent third party manager.

RESERVES. If the debt service coverage ratio is less than 1.10x, the borrower is required to make monthly payments to the following reserve accounts: taxes, insurance, tenant improvement and leasing commission ($1.00 per square foot of net rentable area) and structural reserves ($0.20 per square foot).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 51

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $142,450,000
                                                       TMA DSCR:    1.29x
                           FAIR LAKES OFFICE PORTFOLIO TMA LTV:     68.61%
--------------------------------------------------------------------------------

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. The equity owners of the borrower may incur mezzanine indebtedness provided, among other things (i) the aggregate loan-to-value ratio of the Fair Lakes Office Portfolio Whole Loan and such mezzanine debt is no greater than 70%, (ii) the debt service coverage ratio is at least 1.20x (based on the combined first mortgage and mezzanine debt), (iii)
the borrower deliver an acceptable intercreditor agreement and (iv) obtain rating agency confirmation.

RELEASE OF COLLATERAL. The borrower may obtain the release of the lien of the mortgage from certain non-income producing portions of the Fair Lakes Office
Portfolio more particularly described in the Fair Lakes Office Portfolio loan documents for the development of additional buildings, provided, among other things, that (i) no Event of Default exists, (ii) the property release would not
(a) be a "significant modification" of the Fair Lakes Office Portfolio Loan within the meaning of Treasury Regulations Section 1.860G-2b or (b) cause the
Fair Lakes Office Portfolio Loan to cease to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (iii) after giving effect to such property release, the debt service coverage ratio as of the end of the calendar quarter immediately preceding the release is not less than the debt service coverage ratio as of the closing date of the Fair Lakes Office Portfolio Loan and (iv) the loan to value ratio after giving effect to the property release is not greater than the loan to value ratio as of the closing date of the Fair
Lakes Office Portfolio Loan. Notwithstanding (iv) above, if the debt service coverage ratio as of the end of the calendar quarter immediately preceding the release is not less than the debt service coverage ratio as of the closing date of the Fair Lakes Office Portfolio Loan, the borrower may satisfy such conditions by depositing into a reserve account an amount sufficient, that when taken together with the Net Operating Income as of the end of the calendar quarter immediately preceding the release date, would result in the satisfaction of such condition.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 52

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $142,450,000
                                                           DSCR:    1.29x
                           FAIR LAKES OFFICE PORTFOLIO     LTV:     68.61%
--------------------------------------------------------------------------------

                               [MAP OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 53

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 54

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE: $130,000,000
                                                           DSCR:    1.26x
                                  TWO GATEWAY              LTV:     79.27%
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 55

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE: $130,000,000
                                                           DSCR:    1.26x
                                  TWO GATEWAY              LTV:     79.27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Capmark
LOAN PURPOSE:                           Refinance
ORIGINAL BALANCE(1):                    $130,000,000
CUT-OFF BALANCE(1):                     $130,000,000
% BY INITIAL UPB:                       3.63%
INTEREST RATE:                          5.7400%
PAYMENT DATE:                           1st of each month
FIRST PAYMENT DATE:                     October 1, 2006
MATURITY DATE:                          September 1, 2016
AMORTIZATION:                           Interest only for the initial 60 months
                                        of the term and 30-year amortization
                                        thereafter.
CALL PROTECTION:                        Lockout for 24 months from
                                        securitization date, with defeasance
                                        permitted thereafter. On and after June
                                        1, 2016, prepayment is permitted without
                                        penalty
SPONSOR:                                Ben Korman and Meir Cohen
BORROWERS:                              2 Gateway Center Partners LLC and
                                        Gateway Center Associates LLC
LOCKBOX:                                Hard
INITIAL RESERVES(2):                    Tax:            $  500,424
                                        Insurance:      $  256,640
                                        Replacement:    $4,748,275
                                        TI/LC:          $4,018,937
MONTHLY RESERVES(2):                    Tax:            $  250,212
                                        Insurance:      $   28,516
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                         Senior   Whole Loan
                                        -------   ----------
LOAN BALANCE / SQ. FT.:                 $166.57     $180.02
BALLOON BALANCE / SQ. FT.:              $155.29     $168.26
LTV:                                      79.27%      85.67%
BALLOON LTV:                              73.90%      80.07%
DSCR:                                      1.26x       1.14x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Single Asset
PROPERTY TYPE:                          Office
COLLATERAL:                             Fee simple
LOCATION:                               Newark, New Jersey
YEAR BUILT / RENOVATED:                 1972 / 1992
COLLATERAL SF:                          780,454 sq. ft.
PROPERTY MANAGEMENT:                    Cushman & Wakefield, Inc.
OCCUPANCY (AS OF 8/31/06):              97.50%
UNDERWRITTEN NET OPERATING INCOME:      $12,525,041
UNDERWRITTEN NET CASH FLOW:             $11,495,991
APPRAISED VALUE:                        $164,000,000
APPRAISAL DATE:                         July 16, 2006
--------------------------------------------------------------------------------

(1)  The total financing amount of the Two Gateway whole loan is $140,500,000.
     The Two Gateway whole loan consists of a $130,000,000 senior note and a
     $10,500,000 junior note. See "The Loan" and "The Two Gateway B Loan" below.

(2)  See "Reserves" below.

                           MAJOR OFFICE TENANT SUMMARY

                                                     WEIGHTED
                                                     AVG RENT                                 RATINGS
         TENANT             NRSF    % NRSF   % GPR      PSF          LEASE EXPIRATION        (S/M/F)(4)
-----------------------   -------   ------   -----   --------   --------------------------   ----------

Prudential Insurance      282,463    36.19%  32.72%   $21.24           12/31/2014(1)         AA-/A1/A+
Port Authority of NY/NJ   165,568    21.21   22.57     25.00    08/31/2015 & 11/30/2016(2)   AA-/NR/AA-
State of NJ                89,971    11.53   12.99     26.48             04/30/2015          AAA/NR/NR
Parsons Brinkerhoff        75,576     9.68   10.65     25.84    03/31/2012 & 03/31/2017(3)    NR/NR/NR
                          -------    -----   -----    ------
TOTAL/WA:                 613,578    78.62%  78.93%   $23.59
                          =======    =====   =====    ======

(1)  Prudential has the option to give back 45,000 sq. ft. of space in December
     2007.

(2)  Port Authority has 120,568 sq. ft. that expires on August 31, 2015 and
     45,000 sq. ft. that expires on November 30, 2016. Port Authority has a one-time termination option (subject to 12 months' advance notice) in 2011 upon payment of a termination penalty of at least $1,200,000.

(3)  Parsons Brinkeroff has 1,837 sq. ft. that expires on March 31, 2012 and
     73,739 sq. ft. that expires on March 31, 2017.

(4)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 56

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE: $130,000,000
                                                           DSCR:    1.26x
                                  TWO GATEWAY              LTV:     79.27%
--------------------------------------------------------------------------------

                                 LEASE ROLLOVER

             NUMBER OF                                      CUMULATIVE               % OF BASE     CUMULATIVE %
 YEAR OF       LEASES    EXPIRING     % OF     CUMULATIVE      % OF       ANNUAL    ACTUAL RENT   OF BASE ACTUAL
EXPIRATION    EXPIRING      SF      TOTAL SF    TOTAL SF     TOTAL SF    RENT PSF     ROLLING      RENT ROLLING
----------   ---------   --------   --------   ----------   ----------   --------   -----------   --------------

2006              0             0      0.00%           0        0.00%     $ 0.00        0.00%           0.00%
2007              3        33,162      4.25       33,162        4.25       23.63        4.27            4.27
2008              2         4,950      0.63       38,112        4.88       20.03        0.54            4.81
2009              1        30,996      3.97       69,108        8.85       24.40        4.12            8.94
2010              1        26,524      3.40       95,632       12.25       32.00        4.63           13.57
2011              2        19,800      2.54      115,432       14.79       26.99        2.91           16.48
2012              1         1,837      0.24      117,269       15.03       14.50        0.15           16.63
2013              0             0      0.00      117,269       15.03        0.00        0.00           16.63
2014              3       289,664     37.11      406,933       52.14       21.60       34.12           50.74
2015              4       235,177     30.13      642,110       82.27       25.28       32.41           83.15
2016              1        45,000      5.77      687,110       88.04       25.00        6.13           89.29
Thereafter        2        73,859      9.46      760,969       97.50       26.60       10.71%         100.00%
Vacant          NAP        19,485      2.50      780,454      100.00%
                ---       -------    ------      -------                  ------
TOTAL/WA:        20       780,454    100.00%     780,454                  $23.50
                ===       =======    ======      =======                  ======

TWO GATEWAY LOAN:

THE LOAN. The Two Gateway loan is a $130,000,000, 10-year fixed rate loan that provides for monthly payments of interest-only for the first five years and, thereafter, for monthly payments of principal and interest based on a 30-year amortization schedule. The Two Gateway loan is secured by the borrowers' fee simple interest in a 780,454 sq. ft. office tower in the central business district of Newark, New Jersey.

The Two Gateway mortgaged property also secures a $10,500,000 subordinate note
(the "Two Gateway B Loan") and, together with the Two Gateway loan (the "Two
Gateway Whole Loan"). Only the Two Gateway loan is included in the trust. The
Two Gateway B Loan will be serviced pursuant to the Pooling and Servicing
Agreement. See "Description of the Mortgage Pool--The Two Gateway Whole Loan"
and "--Rights of the Holder of the Two Gateway B Loan".

THE BORROWERS. The borrowers comprise two single-purpose, bankruptcy-remote entities under a tenant-in-common ("TIC") structure, 2 Gateway Center Partners
LLC and Gateway Center Associates LLC. The borrowers are single-member Delaware
LLCs, each with two independent managers and each for which a non-consolidation opinion was delivered at closing. The borrowers are sponsored by two individuals, Ben Korman and Meir Cohen.

THE PROPERTY. Two Gateway is part of the Gateway Center, a premier group of mixed-use properties located in the city of Newark. The subject property is an approximately 1.48-acre parcel improved with an 18-story office building built in 1972 and renovated in 1992. The Two Gateway property contains 780,454 square feet of net rentable area ("NRA"). The Gateway Center is located in Newark's central business district. Gateway Center provides a self-contained, institutional-quality, corporate office environment. The complex is comprised of
4 interconnected office buildings totaling 2.3 million square feet, an approximately 250 room hotel with conference and meeting rooms and over 80,000 square feet of retail space.

Gateway Center is bounded by Market Street to the south, Mulberry Street to the west, Commerce Street to the north, and Newark Penn Station to the east. The Two
Gateway property has frontage along the north side of Market Street, the south side of Commerce Street and the east side of McCarter Highway, which bisects the
Gateway Center. The Gateway Center has excellent highway access to major arterials within the city of Newark and is proximate to major interstate thoroughfares, including Interstate 80, the Garden State Parkway and the New
Jersey Turnpike. McCarter Highway is currently being widened and improved to enhance traffic flow and vehicular access to the area.

The Gateway Center buildings also have an enclosed pedestrian walkway leading to Newark Penn Station, adjacent to the Two Gateway property. Newark Penn
Station is the central transportation hub within the city of Newark, with easy access to New

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the Securities and
Exchange Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 57

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE: $130,000,000
                                                           DSCR:    1.26x
                                  TWO GATEWAY              LTV:     79.27%
--------------------------------------------------------------------------------

York City and other destinations via Path trains, NJ Transit or Amtrak. These accessibility features afforded to the select group of buildings surrounding
Newark Penn Station offer a major competitive advantage and enable the Gateway
Center to be a premier location in the Newark office sub-market. The area is currently being further enhanced with a new light rail line being put in place to service the immediate area and the construction of the new New Jersey Devils arena within 3 blocks of the Two Gateway property.

SIGNIFICANT TENANTS. The property is currently 97.50% occupied by 16 tenants.

     PRUDENTIAL INSURANCE ("Prudential") (282,463 sq. ft.; 36.2% of NRA; 32.7%
     of GPR, rated AA-/Aa3 by S&P/Moodys). Prudential Financial is headquartered in Newark, New Jersey. Prudential Financial companies include The
     Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. Prudential's current lease was signed in 1997.

     PORT AUTHORITY OF NY/NJ ("Port Authority") (165,568 sq. ft; 21.2% of NRA;
     22.6% of GPR, rated AA-- by S&P). The Port Authority was established in
     1921. It is an interstate agency that manages and maintains the bridges, tunnels, bus terminals, airports, PATH and seaport in the New York-New
     Jersey metropolitan region.

     STATE OF NEW JERSEY, BOARD OF PUBLIC UTILITIES ("NJ BPU") (89,971 sq. ft.,
     11.5% of NRA; 13.0% of GPR, rated AAA by S&P). The State of New Jersey
     Board of Public Utilities is a regulatory authority with a statutory mandate to ensure safe, adequate, and proper utility services at reasonable rates for customers in New Jersey. Accordingly, the NJBPU regulates critical services such as natural gas, electricity, water and telecommunications and cable television.

     PARSONS BRINKERHOFF ("Parsons") (75,576 sq. ft, 9.7% of NRA; 10.7% of GPR).
     Parsons was established over 120 years ago and is a planning, engineering, and program and construction management organization. Parsons provides services for all types of infrastructure projects including power, buildings, environment and telecommunications.

THE MARKET.(1) Two Gateway is located in the City of Newark, in Essex County,
Northern New Jersey. The Northern New Jersey (NNJ) Region, which is part of The
Greater NYC Region, is comprised of five counties: Bergen, Essex, Hudson,
Morris, and Passaic, with an estimated 2004 population of 3.3 million people.
Newark is the largest municipality in the state, with a population of 280,535.
As of 2004, NNJ had an average household income of $86,000, which is 35.9 percent higher than the national average. Top non-government employers in NNJ include Continental Airlines Inc., Prudential Insurance, Hackensack Medical
Center, Atlantic Healthcare Systems, and Schering-Plough Corporation.

The subject is located within the Gateway Center, a prestigious office complex located in Downtown Newark. Each building in the Gateway Center is interconnected by an enclosed pedestrian bridge, which continues to Penn
Station. Newark is located in the east-central portion of Essex County along the westerly bank of the Passaic River and north of Newark Bay. The City of Newark lies in the center of the northern New Jersey transportation network along the
New Jersey Turnpike, Garden State Parkway, Interstates 78 and 280 and Routes
1&9, 21 and 22, and is the primary transfer station of northern New Jersey's bus and train service via Penn Station. In addition, Newark International Airport is located about two miles south of Downtown Newark.

As of July 16, 2006, the appraiser observed an average vacancy rate of approximately 5% based upon the current vacancy for the Two Gateway property and the 5 most competitive buildings (identified by the appraiser) to it in the submarket. In addition, the appraiser concluded an appropriate market rental rate for the subject property of $29.00 per square foot.

LOCKBOX/CASH MANAGEMENT. The Two Gateway loan is structured with a hard lockbox and springing cash management system. Cash management becomes effective upon the occurrence and continuation of a "Lockbox Trigger Event." A

----------
(1)  Certain information was obtained from the Two Gateway appraisal dated
     8/14/2006.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 58

                         $3,318,791,000 (APPROXIMATE)
                                  CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE: $130,000,000
                                                           DSCR:    1.26x
                                  TWO GATEWAY              LTV:     79.27%
--------------------------------------------------------------------------------

"Lockbox Trigger Event" means the occurrence of any of the following: (i) an
"Event of Default", as such term is defined in the Two Gateway loan documents,
(ii) a Port Authority Lease Anticipated Expiration Event or (iii) a Prudential
Lease Anticipated Expiration Event. A "Port Authority Lease Anticipated
Expiration Event" means the earlier to occur of (i) the termination of the Port
Authority lease, (ii) the giving of notice by the tenant under the Port
Authority lease that it intends to terminate the Port Authority lease and (iii)
the failure of Port Authority to renew such Port Authority lease in accordance with its terms. A "Prudential Lease Anticipated Expiration Event" means the earlier to occur of (i) the termination of the Prudential lease, (ii) the giving of notice by the tenant under the Prudential lease that it intends to terminate the Prudential lease and (iii) the failure of Prudential to renew such
Prudential lease in accordance with its terms.

PROPERTY MANAGEMENT. The Property is managed by Cushman & Wakefield, Inc.
Cushman and Wakefield has been in the real estate services business for more than 87 years. They manage over 73 million square feet in the New York metropolitan area.

RESERVES. At loan closing, the borrowers made the following initial deposits:
$500,424 into a tax reserve account, $256,640 into an insurance reserve account,
$4,748,275 into a replacement reserve account and $4,018,937 into a TI/LC reserve account. The Two Gateway loan documents require the borrowers to deposit monthly tax and insurance reserves commencing on the first monthly payment date.
Beginning on the March 2008 payment date, the borrowers are required to commence monthly TI/LC reserve deposits of $32,470. Beginning on the September 2010 payment date, the borrowers are also required to commence monthly replacement reserve deposits of $6,494.

The borrowers are also required to deposit in the lockbox, for further deposit by the lender into the TI/LC reserve account, all payments made to the borrowers in connection with any termination, cancellation, surrender, sale or other disposition of the Port Authority Lease. Additionally, following the occurrence of either a Port Authority Lease Anticipated Expiration Event or a Prudential
Lease Anticipated Expiration Event and prior to the occurrence of an Excess Cash
Flow Sweep Termination Event (as defined below), all excess cash flow shall be deposited from the lockbox to the TI/LC reserve account. An "Excess Cash Flow
Sweep Termination Event" under the Two Gateway loan documents means that (A)
both the Port Authority leased premises and the Prudential leased premises have been re-leased to, and occupied by, tenants that are (1) paying full contractual rent pursuant to its respective lease without setoff, counterclaims, concessions or credits of any kind and (2) not subject to any bankruptcy or other insolvency proceeding, and (B) the DSCR on the Two Gateway Whole Loan, following the re-leasing of both the Port Authority leased premises and the Prudential leased premises, is projected to be equal to or greater than 1.10 to 1.00 (based on projected operating income and operating expenses, as both such terms are defined in the Two Gateway loan documents, attributable to such projected occupancy).

THE TWO GATEWAY B LOAN. The Two Gateway loan represents the senior note with an initial principal balance of $130,000,000 in a whole loan with an original initial principal balance of $140,500,000. The Two Gateway Whole Loan also consists of the Two Gateway B Loan, which is not an asset of the trust. The Two
Gateway B Loan is a 10-year fixed rate loan that provides for monthly payments of interest-only for the first five years and, thereafter, for monthly payments of principal and interest based on a 30-year amortization schedule, in both cases subject to an interest rate of 8.64%. The Two Gateway B Loan is secured by the same mortgaged property that secures the Two Gateway loan deposited in the trust. The initial holder of the Two Gateway B Loan is Capmark Finance Inc., which is one of the mortgage loan sellers. The rights of the holders of the Two
Gateway loan and the Two Gateway B Loan are set forth in a co-lender agreement
(as more particularly described in the prospectus supplement) that provides for, among other things, the right of the holder of the Two Gateway B Loan to (i)
cure certain events of default by the borrowers and (ii) purchase the Two
Gateway loan under certain conditions, including an event of default by the borrowers.

CURRENT MEZZANINE OR OTHER SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 59

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET         BALANCE: $130,000,000
                                                           DSCR:    1.26x
                                  TWO GATEWAY              LTV:     79.27%
--------------------------------------------------------------------------------

                                [MAP OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                    Page 60

                         $3,318,791,000 (APPROXIMATE)
                                  CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $100,000,000
                                                           DSCR:    1.42x
                               1111 MARCUS AVENUE          LTV:     71.43%
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 61

                         $3,318,791,000 (APPROXIMATE)
                                  CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $100,000,000
                                                           DSCR:    1.42x
                               1111 MARCUS AVENUE          LTV:     71.43%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Capmark
LOAN PURPOSE:                           Refinance
ORIGINAL BALANCE(1):                    $100,000,000
CUT-OFF BALANCE(1):                     $100,000,000
% BY INITIAL UPB:                       2.79%
INTEREST RATE:                          5.99%
PAYMENT DATE:                           1st of each month
FIRST PAYMENT DATE:                     November 1, 2006
MATURITY DATE(2):                       June 1, 2015
AMORTIZATION:                           Interest only
CALL PROTECTION:                        Lockout for 24 months from
                                        securitization date, with defeasance
                                        permitted thereafter. On and after March
                                        1, 2015, prepayment is permitted without
                                        penalty.
SPONSOR:                                Apollo Real Estate Investment Fund IV,
                                        L.P.
BORROWER:                               1111 Marcus Avenue Unit 2 Owner, LLC
LOCKBOX:                                Hard
INITIAL RESERVES(3):                    Tax:         $137,941
                                        Insurance:   $196,396
                                        Free Rent:   $3,042,311
                                        TI/LC        $11,203,559
MONTHLY RESERVES(3):                    Tax:         $68,815
                                        Insurance:   $28,057
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                              Senior   Whole Loan
                             -------   ----------
LOAN BALANCE / SQ. FT.:      $227.91     $284.89
BALLOON BALANCE / SQ. FT.:   $227.91     $284.89
LTV:                           71.43%    $ 89.29%
BALLOON LTV:                   71.43%    $ 89.29%
DSCR:                           1.42x       1.06x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Single Asset
PROPERTY TYPE:                          Office--Medical
COLLATERAL:                             Fee simple
LOCATION:                               Lake Success, New York
YEAR BUILT / RENOVATED:                 1941 / 2000-2005
COLLATERAL SF:                          438,766 sq. ft.
PROPERTY MANAGEMENT:                    Winthrop Management, L.P.
OCCUPANCY (AS OF 10/1/2006):            100.00%
UNDERWRITTEN NET OPERATING INCOME:      $8,701,122
UNDERWRITTEN NET CASH FLOW:             $8,635,307
APPRAISED VALUE:                        $140,000,000
APPRAISAL DATE:                         January 1, 2007
--------------------------------------------------------------------------------

(1)  The total financing amount of the 1111 Marcus Avenue whole loan is
     $125,000,000. The 1111 Marcus Avenue whole loan consists of a $100,000,000 senior note and a $25,000,000 junior note. See "The Loan" and "The 1111
     Marcus Avenue B Loan" below.

(2)  The maturity date will be accelerated to April 1, 2015 unless NSLIJ or its affiliate has exercised NSLIJ's purchase option on or before March 22, 2015 and is diligently pursuing such closing; provided, however, that if such purchase closes prior to April 1, 2015 (but not before March 22, 2015), the borrower is required to prepay the 1111 Marcus Avenue whole loan in full on the date of such closing without penalty or fee and without any obligation to pay any accrued and unpaid interest from the date of closing through the next scheduled payment date.

(3)  See "Reserves" below.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 62

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $100,000,000
                                                           DSCR:    1.42x
                               1111 MARCUS AVENUE          LTV:     71.43%
--------------------------------------------------------------------------------

                           MAJOR OFFICE TENANT SUMMARY

                                                             WEIGHTED
                                                             AVG RENT      LEASE        RATINGS
            TENANT                NRSF     % NRSF    % GPR      PSF      EXPIRATION     (S/M/F)
------------------------------   -------   ------   ------   --------    ----------   -----------

North Shore -- Long Island
Jewish Hospital Health System,
Inc. ("NSLIJ")                   438,766   100.00%  100.00%   $23.45(1)  03/21/2030   NR / NR / NR

(1)  Assumes no free rent period. The free rent period for the premises, other than with respect to 40,000 square feet, expires on December 31, 2006. The free rent period for the remaining 40,000 square feet expires on October
     31, 2008. The weighted average rent per square foot from January 1, 2007 through October 31, 2008, after taking into account the remaining free rent period (but excluding any scheduled rent increases during such period), is
     $21.47.

1111 MARCUS AVENUE LOAN:

THE LOAN. The 1111 Marcus Avenue loan is a $100,000,000, 8 1/2-year fixed rate loan that provides for monthly payments of interest-only for the term of the loan and a bullet maturity. The 1111 Marcus Avenue loan is secured by the borrower's fee simple interest in a 438,766 sq. ft. condominium unit at the
IPark office park in Lake Success, New York.

The 1111 Marcus Avenue mortgaged property also secures a $25,000,000 subordinate note (the "1111 Marcus Avenue B Loan") and, together with the 1111 Marcus Avenue loan, the "1111 Marcus Avenue Whole Loan"). Only the 1111 Marcus Avenue loan is included in the trust. The 1111 Marcus Avenue B Loan will be serviced pursuant to the Pooling and Servicing Agreement. See "Description of the Mortgage
Pool--The 1111 Marcus Avenue Whole Loan" and "--Rights of the Holder of the 1111
Marcus Avenue B Loan".

THE BORROWER. The borrower is a single-purpose, bankruptcy-remote entity, 1111
Marcus Avenue Unit 2 Owner, LLC. The borrower is a single-member Delaware LLC, with two independent managers and for which a non-consolidation opinion was delivered at closing. The loan sponsor is Apollo Real Estate Investment Fund IV,
L.P.

THE PROPERTY. The property that secures the 1111 Marcus Avenue Whole Loan is a
475,702 SF office building built in 1941 and renovated between 2000 and 2005.
The property has 438,766 square feet of improved space and 36,936 square feet of exterior non-improved space. The subject property is Unit 2 in a commercial condominium complex. The other condominium component (Unit 1), which is not part of the collateral, is 920,059 square feet of multi-tenanted office and warehouse space for a total condominium size of 1,395,761 square feet. The total condominium is situated on approximately 94 acres. The subject property (Unit 2)
is 100% leased to North Shore -- Long Island Jewish Hospital Health System, Inc.
("NSLIJ").

SIGNIFICANT TENANT. The property is currently 100% occupied by 1 tenant, NSLIJ.

     NORTH SHORE -- LONG ISLAND JEWISH HOSPITAL HEALTH SYSTEM, INC. (438,766 sq.
     ft.; 100% of NRA; 100% of GPR, not rated). NSLIJ is the largest employer on
     Long Island and the ninth largest in New York City. NSLIJ is the nation's third-largest, non-profit, secular healthcare system (based on number of beds), the nation's 16th largest healthcare network and the largest healthcare network in New York State (based on net patient revenue). NSLIJ is the product of the 1997 merger between the North Shore Health System and
     Long Island Jewish Medical Center. The system has a service area of 5.2 million people in Long Island, Queens and Staten Island. NSLIJ is comprised of 15 hospitals, hospice and home care services, a major medical research institute and many other health-related facilities. Several of these facilities are affiliated with regional medical schools, including New York
     University and the Albert Einstein College of Medicine.

     Under the terms of the NSLIJ lease, NSLIJ is entitled to exercise a purchase option on March 22, 2015 upon six months' prior notice. The purchase price will be based on a fair market price for a Class "A" office building at the then rental rate being paid

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 63

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $100,000,000
                                                           DSCR:    1.42x
                               1111 MARCUS AVENUE          LTV:     71.43%
--------------------------------------------------------------------------------

     by the tenant and assuming the tenant had an S&P credit rating no less than
     A, recognizing the 15 years remaining under the lease, not taking into account special hospital or medical installations and subject to other assumptions set forth in the lease.

THE MARKET(1). The property is located at 11111 Marcus Avenue located in Lake
Success, in the Town of North Hempstead, within Nassau County, New York. It is located approximately 15 miles east of Manhattan with access to the Northern
State Parkway immediately outside the Marcus Avenue main entrance to the campus and to the Long Island Expressway approximately one mile north. These two thoroughfares are the primary east/west arteries from eastern Long Island to the
Manhattan bridges and tunnels and also provide easy access to LaGuardia Airport.
The subject property is also immediately proximate to the Cross Island Parkway providing North/South access to the Bronx and Westchester bridges to the North and access to the South Shore, JFK Airport and Brooklyn to the South. The
immediate vicinity of the subject property includes office and retail related commercial properties, as well as dense residential housing.

The 1111 Marcus Avenue property is located in the Nassau Office Market, a mature suburban office market within the Long Island region. The Nassau Office Market inventory for Class A and Class B space combined currently stands at 32,339,795
SF, which is approximately 37.9% of the entire Long Island Office Market. Of this inventory, 15,783,042 SF (48.8%) is Class A and 16,556,424 SF (51.2%) is
Class B. Net absorption has been 343,074 square feet for 1Q & 2Q 2006. Quoted rent rates for combined Class A space is $31.61 per square foot as of 2Q 2006.
Rental rates for similar properties in this submarket are generally rising and generally range between $25.00 and $33.00 per square foot for office users.

LOCKBOX/CASH MANAGEMENT. The 1111 Marcus Avenue loan is structured with a hard lockbox and in-place cash management system.

PROPERTY MANAGEMENT. The property is managed by Winthrop Management, L.P.

RESERVES. At loan closing, the borrower made initial deposits of $137,941 into a tax reserve account and $196,396 into an insurance reserve account. In addition, at loan closing, the borrower made a deposit of $3,042,311 into a reserve account to pay, on each monthly payment date during any free rent period under the NSLIJ lease, the rent payment that would have been otherwise payable by
NSLIJ but for the applicable free rent periods set forth in the NSLIJ lease. In addition, at loan closing, the borrower made two deposits to a NSLIJ lease reserve account totalling $11,203,559. $3,150,815 of that amount was allocated for disbursement to pay leasing commissions due under contracts executed by
IPark Lake Success LLC, the prior owner of the 1111 Marcus Avenue mortgaged property. Any funds remaining in the NSLIJ lease reserve account will be available to cover tenant improvements and leasing commissions related to the
NSLIJ lease.

The 1111 Marcus Avenue loan documents require the borrower to deposit monthly tax and insurance reserves commencing on the first monthly payment date.
Beginning on the first payment date, the borrower also is required to commence monthly replacement reserve deposits of $1,060; provided, that if no event of default under the 1111 Marcus Avenue loan documents then exists, during any period in which (i) annual inspections of the mortgaged property are reasonably satisfactory to the lender, (ii) NSLIJ is not in default under its lease beyond applicable notice and cure periods, and (iii) the DSCR on the 1111 Marcus Avenue
Whole Loan for the three full calendar months immediately preceding the calculation is equal to or greater than 1.39 to 1.00, the 1111 Marcus Avenue borrower shall not be required to make any monthly replacement reserve deposits.

A springing excess cash flow reserve also will be created to fund amounts reasonably expected to become due in respect of tenant improvements, leasing commissions and operating expenses during any applicable free rent periods under new leases, upon the occurrence of certain events under the NSLIJ lease, including early termination, tenant abandonment of the premises, tenant default and tenant bankruptcy.

----------
(1)  Certain information was obtained from the 1111 Marcus Avenue appraisal dated 9/6/2006.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 64

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $100,000,000
                                                           DSCR:    1.42x
                               1111 MARCUS AVENUE          LTV:     71.43%
--------------------------------------------------------------------------------

THE 1111 MARCUS AVENUE B LOAN. The 1111 Marcus Avenue loan represents the senior note with an initial principal balance of $100,000,000 in a whole loan with an original initial principal balance of $125,000,000. The 1111 Marcus Avenue Whole
Loan also consists of the 1111 Marcus Avenue B Loan, which is not an asset of the trust. The 1111 Marcus Avenue B Loan is a 8.5-year fixed rate loan that provides for monthly payments of interest-only for the term of the loan and a bullet maturity, subject to an interest rate of 8.26%. The 1111 Marcus Avenue B
Loan is secured by the same mortgaged property that secures the 1111 Marcus
Avenue loan deposited in the trust. The initial holder of the 1111 Marcus Avenue
B Loan is SFT I, Inc. The rights of the holders of the 1111 Marcus Avenue loan and the 1111 Marcus Avenue B Loan are set forth in a co-lender agreement (as more particularly described in the prospectus supplement) that provides for, among other things, the right of the holder of the 1111 Marcus Avenue B Loan to
(i) cure certain events of default by the borrower and (ii) purchase the 1111
Marcus Avenue loan under certain conditions, including an event of default by the borrower.

CURRENT MEZZANINE OR OTHER SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 65

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $100,000,000
                                                           DSCR:    1.42x
                               1111 MARCUS AVENUE          LTV:     71.43%
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 66

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $80,000,000
                                                            DSCR:    1.39x
                               WHITE PLAINS PLAZA           LTV:     66.67%
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 67

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $80,000,000
                                                            DSCR:    1.39x
                               WHITE PLAINS PLAZA           LTV:     66.67%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            GACC
LOAN PURPOSE:                           Refinance
ORIGINAL BALANCE:                       $80,000,000
CUT-OFF BALANCE:                        $80,000,000
% BY INITIAL UPB:                       2.23%
INTEREST RATE:                          6.2000%
PAYMENT DATE:                           1st of each month
FIRST PAYMENT DATE:                     October 1, 2006
MATURITY DATE:                          September 1, 2016
AMORTIZATION:                           Interest only
CALL PROTECTION:                        Lockout for 24 months from the date of
                                        securitization, then defeasance
                                        permitted thereafter. On and after June
                                        1, 2016, prepayment is permitted without
                                        penalty.
SPONSOR:                                Heyman Properties
BORROWER:                               White Plains Plaza Realty, LLC
LOCKBOX:                                Hard
INITIAL RESERVES(1):                    Tax:           $464,775
                                        Engineering:   $ 22,500
                                        Rent:          $202,000
MONTHLY RESERVES(1):                    Tax:           $130,176
                                        TI/LC:         $ 58,554
                                        Replacement:   $ 10,540
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ. FT.:                 $113.86
BALLOON BALANCE / SQ. FT.:              $113.86
LTV:                                      66.67%
BALLOON LTV:                              66.67%
DSCR(2):                                   1.39x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Single Asset
PROPERTY TYPE:                          Office
COLLATERAL:                             Fee simple interest in two Class 'A'
                                        office buildings
LOCATION:                               White Plains, New York
YEAR BUILT / RENOVATED:                 1967, 1968 / 2004, 2005
COLLATERAL SF:                          702,642 sq. ft.
PROPERTY MANAGEMENT:                    Cushman & Wakefield, Inc.
OCCUPANCY (AS OF 7/1/2006)(2):          87.81%
UNDERWRITTEN NET OPERATING INCOME(2):   $7,840,069
UNDERWRITTEN NET CASH FLOW:             $6,998,834
APPRAISED VALUE:                        $120,000,000
APPRAISAL DATE:                         August 3, 2006
--------------------------------------------------------------------------------

(1)  See "Reserves" below.

(2)  Occupancy includes 27,323 square feet of vacant space for which an affiliate of the borrower entered into a master lease at a minimum rental rate of $683,071. This rent was included in calculations of DSCR and
     Underwritten Net Operating Income.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 68

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $80,000,000
                                                            DSCR:    1.39x
                               WHITE PLAINS PLAZA           LTV:     66.67%
--------------------------------------------------------------------------------

                           MAJOR OFFICE TENANT SUMMARY

                                                           WEIGHTED
                                   TOTAL      % OF TOTAL   AVG RENT    POTENTIAL     LEASE
             TENANT              TENANT SF        SF          PSF        RENT      EXPIRATION   RATINGS (S/M/F)(1)
------------------------------   ----------   ----------   --------   ----------   ----------   ------------------

Nextel Communications              64,719        9.21%      $22.78    $1,474,281   05/31/2010   BBB+ / Baa3 / BBB+
Jackson & Lewis                    55,433        7.89        25.22     1,398,078   09/30/2007      NR / NR / NR
Lillian Vernon(2)                  52,812        7.52        22.93     1,210,996   11/30/2016      NR / NR / NR
New York Sports Club(3)            35,189        5.01        20.27       713,140   06/30/2018       B / B2 / NR
Radio Computing Services(4)        29,905        4.26        24.11       720,881   04/30/2022   BBB- / Baa3 / BBB-
Cuddy Fedder, LLP(4)               26,356        3.75        24.50       645,722   02/28/2017      NR / NR / NR
Keane & Beane, P.C.                26,356        3.75        23.00       606,188   11/30/2015      NR / NR / NR
Legal Aid Society                  22,971        3.27        21.45       492,786   12/31/2014      NR / NR / NR
MCI Telecommunications Corp.       19,530        2.78        27.50       537,075   04/30/2013      NR / Ca / NR
Kurzman Eisenberg Corbin Lever     17,894        2.55        23.89       427,496   02/29/2012      NR / NR / NR
                                  -------       -----       ------    ----------
TOTAL/WA:                         351,165(5)    49.98%      $23.43    $8,226,643
                                  =======       =====       ======    ==========

(1)  Credit ratings are of the parent company whether it guarantees the lease or not.

(2)  The tenant is not yet in occupancy. See "Reserves -- Lillian Vernon Rent
     Reserve" below. Lillian Vernon has the option to terminate its lease at any time upon payment of a termination fee in an amount equal to at least
     $3,057,292. See "Significant Tenants--Lillian Vernon" below.

(3)  The TSI Health Club (d/b/a New York Sports Club) recently vacated its space and opened a new facility nearby. TSI is obligated to pay its rent until lease expiration in 2018. The tenant is current on its rent payments.
     Westport Holding LLC (the non-recourse carveout guarantor under the White
     Plains Plaza loan) entered into a master lease with respect to the New York
     Sports Club space for a minimum term of ten years at a minimum annual rental rate of $20.27 per square foot, effective when and if, TSI Health
     Club ceases to make rental payments as required under its lease. Master lease obligations will be reduced as satisfactory leases are entered and tenants take occupancy.

(4)  These tenants have not yet taken occupancy at White Plains Plaza, however,
     Westport Holdings LLC has entered into a master lease with respect to this space. Master lease obligations will be reduced as satisfactory leases are entered and tenants take occupancy.

(5)  Not included in this total is 27,323 square feet of vacant space for which
     Westport Holdings LLC has entered into a master lease at a minimum annual rental rate of $683,071. Although Westport Holdings LLC is not included in this chart as a significant tenant, rent under this master lease is included in calculations of DSCR. The master lease is effective until one or more replacement tenants are in occupancy under lease(s) with minimum term(s) of five years in an amount sufficient to replace the rent under the master lease.

                                 LEASE ROLLOVER

                                                                                     % OF BASE    CUMULATIVE
             NUMBER OF                                      CUMULATIVE                 ACTUAL     % OF BASE
 YEAR OF       LEASES    EXPIRING     % OF     CUMULATIVE      % OF        ANNUAL       RENT     ACTUAL RENT
EXPIRATION    EXPIRING      SF      TOTAL SF    TOTAL SF     TOTAL SF     RENT PSF    ROLLING      ROLLING
----------   ---------   --------   --------   ----------   ----------   ---------   ---------   -----------

MTM               3         7,140      1.02%       7,140        1.02%      $ 1.43       0.07%       0.07%
2006              5        10,162      1.45       17,302        2.46        24.90       1.77        1.84
2007             13        88,194     12.55      105,496       15.01        24.57      15.13       16.97
2008              8        19,633      2.79      125,129       17.81        23.90       3.28       20.25
2009             12        28,923      4.12      154,052       21.92        24.32       4.91       25.16
2010             14       113,956     16.22      268,008       38.14        23.25      18.50       43.66
2011              7        43,223      6.15      311,231       44.29        22.83       6.89       50.55
2012              2        21,506      3.06      332,737       47.36        23.88       3.59       54.14
2013              4        32,118      4.57      364,855       51.93        25.30       5.67       59.81
2014              2        25,971      3.70      390,826       55.62        21.63       3.92       63.74
2015              8        67,950      9.67      458,776       65.29        23.22      11.02       74.75
2016              1        52,812      7.52      511,588       72.81        22.93       8.46       83.21
2017              2        40,253      5.73      551,841       78.54        24.10       6.77       89.99
2018              1        35,189      5.01      587,030       83.55        20.27       4.98       94.97
Thereafter        1        29,905      4.26      616,935       87.80        24.11       5.03%     100.00%
Vacant          NAP        85,707     12.20      702,642      100.00%
                ---       -------    ------      -------      ------       ------     ------
TOTAL/WA:       107       702,642    100.00%     702,642      100.00%      $20.38     100.00%
                ===       =======    ======      =======      ======       ======     ======

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 69

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $80,000,000
                                                            DSCR:    1.39x
                               WHITE PLAINS PLAZA           LTV:     66.67%
--------------------------------------------------------------------------------

WHITE PLAINS PLAZA LOAN:

THE LOAN. The White Plains Plaza loan is an $80,000,000, 10-year interest-only loan secured by a first priority mortgage on the borrower's fee simple interest in a two-building, 702,642 square feet Class 'A' office complex located in downtown White Plains, New York, approximately 25 miles north of New York City.
The borrower acquired the White Plains Plaza property in 2004 at a cost of $60 million. Based on an appraised value of $120.0 million there is $40.0 million of implied equity remaining to the White Plains Plaza property.

THE BORROWER. White Plains Plaza Realty, LLC, a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with at least one independent director for which a non-consolidation opinion was delivered at closing. The borrower is sponsored by Heyman Properties, the real estate division of Heyman Enterprises, a multi-billion dollar holding company of manufacturing businesses, commercial real estate and capital investments of the
Heyman family. Heyman Properties is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY. White Plains Plaza is a two-building, 702,642 square foot, Class
'A' office complex located in downtown White Plains, New York, approximately 25 miles north of New York City. White Plains Plaza is situated on a block bordered by Main Street, North Broadway and Hamilton Avenue, all major thoroughfares in
White Plains. The White Plains Plaza's two office towers, One North Broadway
(390,388 square feet) and 445 Hamilton Avenue (312,254 square feet) are separated by a low-rise office building and small parking garage (the "Garage")
neither of which are part of the collateral. In order to supplement the White
Plains Plaza's on-site parking, the borrower leased 640 parking spaces on the
7th -- 9th floors of the Garage, pursuant to a lease agreement that expires in
2066. A pedestrian bridge connects the Garage to the 4th floor of 445 Hamilton
Avenue. In addition, the borrower leased 110 additional parking spaces in two nearby parking garages. White Plains Plaza contains a total of 1,030 on-site and off-site leased parking spaces.

     ONE NORTH BROADWAY: One North Broadway is a 390,388 square foot building developed in 1967, and most recently renovated in 2004/2005. One North
     Broadway is a square-shaped concrete-framed tower situated over a wider three story base which contains retail and office space as well as a variety of building amenities. The roof of the base contains a 94-space parking deck which is accessed via a ramp from the Garage. An exterior public plaza on the west side of the building (fronting on Main Street)
     provides primary building access, while a secondary entrance is located on
     North Broadway. One North Broadway contains six passenger elevators and is
     100% sprinklered. Major recent renovations completed by the borrower and the prior owner (MetLife) include facade renovations, roof replacement, a new security access system, new hot water systems, repair and installation of new equipment for the cooling tower and associated HVAC systems, restroom upgrades, boiler replacement, and new elevator systems and cabs.
     The borrower plans to renovate the lobby/mezzanine and upper-floor elevator lobbies and common corridors.

     445 HAMILTON AVENUE: 445 Hamilton Avenue is a 312,254 square foot building was developed in 1968 and most recently renovated in 2004. 445 Hamilton
     Avenue is a rectangular-shaped concrete-framed tower with a two-level basement parking garage containing 186 spaces. The main entrance to 445
     Hamilton Avenue fronts on Hamilton Avenue, while the basement garage ramps and ground floor retail space are accessed from North Broadway. Formerly a single-tenant facility, 445 Hamilton Avenue was gut-renovated in 2001 for multi-tenant use. The 455 Hamilton Avenue building contains six passenger elevators and is 100% sprinklered. The borrower and prior owner (MetLife)
     funded capital improvements including improvements to tenant areas and common corridors, roof replacement, a cafeteria, new mechanical systems, an expanded two-story lobby, HVAC upgrades, a new security system, new elevator controls and cabs, window upgrades and fire safety system upgrades. The borrower is planning additional common area improvements and system upgrades.

SIGNIFICANT TENANTS. The White Plains Plaza is occupied by approximately 75 office and retail tenants ranging in size from under 1,000 square feet to approximately 64,000 square feet. No one tenant accounts for more than 9.21% of net rentable area

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 70

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $80,000,000
                                                            DSCR:    1.39x
                               WHITE PLAINS PLAZA           LTV:     66.67%
--------------------------------------------------------------------------------

("NRA") nor more than 10.30% of gross potential rate ("GPR"). White Plain
Plaza's five largest tenants, which account for 33.88% of NRA and 38.53% of GPR, are as follows:

     NEXTEL COMMUNICATIONS (9.21% of NRA; 10.30% of GPR; lease expires 2010 with two, five year renewal options, rated BBB+, Baa3 and BBB+, by S/M/F).
     Nextel Communications is a subsidiary of Sprint Nextel Corp., one of the top United States telecommunication providers. Nextel Communications, which merged with Sprint in 2005, is part of the Sprint/ Nextel's wireless business segment. For fiscal year-end December 31, 2005, Sprint Nextel reported revenues of $30.85 billion and net income from continuing operations of $1.80 billion. As of October 5, 2006, Sprint Nextel Corp. had a market capitalization of $53.36 billion.

     JACKSON LEWIS (7.89% of NRA; 9.76% of GPR; lease expires 2007 with one, five year renewal option). Founded in 1958, Jackson Lewis is a national law firm with over 370 attorneys in 24 offices nationwide. The firm offers legal services in a wide range of practice areas.

     LILLIAN VERNON (7.52% of NRA; 8.46% of GPR; lease expires 2016 with two, five year renewal options). Lillian Vernon is a national catalog and online retailer of gifts, housewares, gardening, seasonal and children's products.
     Established in 1951, Lillian Vernon ships over four million packages annually. The White Plains Plaza serves as Lillian Vernon's headquarters.
     Lillian Vernon has the right to terminate its lease provided it pay a termination fee in an amount not less than $3,057,292. If the termination fee exceeds $3,057,292 excess proceeds will be deposited into the tenant improvement and leasing commission reserve up to a cap of $2,108,000 and thereafter all excess amounts will be released to the borrower.

     NEW YORK SPORTS CLUB (5.01% of NRA; 4.98% of GPR; lease expires 2018 with two, five year renewal options). The parent company, Town Sports
     International ("TSI"), is one of the two leading owners and operators of fitness clubs in the Northeast and Mid-Atlantic regions of the United
     States and the third largest fitness club operator in the United States.
     With 141 clubs with more than 430,000 members, TSI operates under the brand names of New York Sports Clubs, Boston Sports Clubs, Washington Sports
     Clubs and Philadelphia Sports Clubs. For year-end 2005, TSI reported revenues of $388.6 million, EBITDA of $81.6 million and net income of $1.77 million.

     RADIO COMPUTING SERVICES, INC. (4.26% of NRA; 5.03% of GPR; lease expires
     2022 with one, five year renewal option, Clear Channel Communications, Inc.
     is rated BBB-, Baa3, BBB-, S/M/F). Radio Computing Services was acquired by
     Clear Channel Communications, Inc. in January 2006 and Clear Channel
     Communications, Inc. guarantees the lease. Founded in 1979, Radio Computing
     Services is the world's leading provider of scheduling and broadcast software. The company's software is used by more than 7,000 radio stations, television music channels, cable companies, satellite music networks and
     Internet stations worldwide. The White Plains Plaza space is utilized for the development of programs for the communications industry. As of October
     5, 2006, Clear Channel Communications, Inc. had a market capitalization of
     $14.68 billion.

THE MARKET. The White Plains Plaza is located in White Plains, New York. White
Plains is situated within the Westchester County/Southern Connecticut office market, which encompasses approximately 139 million square feet of office space in a region stretching from the Bronx in New York City east along the
Connecticut coastline to New Haven (over 80 miles). More specifically, the White
Plains Plaza is located in the White Plains CBD office submarket. The White
Plains CBD is currently undergoing a major urban renewal fueled by extensive commercial developments -- a luxury hotel, three malls, movie theaters, mid and high-rise condo and rental apartment buildings and restaurants -- that has transformed the area into a desirable work/live environment. Major development projects include a two-tower, 40-story mixed-use complex that will contain a
123-room Ritz-Carlton Hotel and Residences at The Ritz-Carlton with 175 apartment residences and 32 condominium-hotel units. The White Plains CBD district is easily accessed from I-287 and the Bronx River Parkway. I-287 provides rapid links to 1-95, I-87 and the Saw Mill River, Sprain Brook,
Hutchinson River and Taconic Parkways, providing easy access from a number of densely populated areas.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 71

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $80,000,000
                                                            DSCR:    1.39x
                               WHITE PLAINS PLAZA           LTV:     66.67%
--------------------------------------------------------------------------------

A CoStar market report issued as of the second quarter of 2006 (the "CoStar
Report") stated that the White Plains CBD office submarket included 93 properties and 7.28 million square feet of office space with an overall occupancy rate of 88.0% . Since 1990, no medium to large office buildings were developed in the White Plains CBD submarket, and no projects are currently under construction.

Since August 2005, 21 office properties located in the White Plains CBD submarket and the nearby I-287 Corridor, totaling 3.2 million square feet, have sold at an average sale price of $185 per square foot. Comparatively, the White
Plains Plaza loan amount of $114 per square foot is approximately 38% less than the recently traded properties.

The White Plains Plaza property is among the largest office properties in
Westchester County. Based upon the White Plains Plaza's size, condition, location and property type, the appraiser identified a competitive set of 24 properties. As of August 2006, the 24 comparable properties, ranging in size from 250,000 to 1,200,000 square feet, total approximately 10,538,000 square feet with an average occupancy of 90.8%. The appraiser also identified a second competitive set of 14 comparable multi-tenanted office buildings that range in size from 65,000 to 851,773 square feet. Excluding two of the properties that have historically lagged behind the rest of the market, this comparable set, as of August 2006, exhibited an average occupancy of 92.0%. As of July 1, 2006, the
White Plains Plaza is 87.81% occupied, approximately 5% less than its competitive set.

The CoStar Report determined that asking rents in White Plains ranged from approximately $23.00 to $34.00 per square foot, full service gross with an average of $27.36 per square foot. The appraiser further identified eight comparable office leases that ranged from $24.75 to $30.00 per square foot, full service gross, whereas rental rates at the White Plains Plaza property range from $19.00 to $28.00 per square foot. Recent leasing activity at the White
Plains Plaza property ranged from $23.60 to $27.00 per square foot for an average of $24.53 per square foot, approximately 6.5% below market.

The appraiser, after adjusting for location, size and space configuration determined a range of market retail rental rates on a full service gross basis for the White Plains Plaza property's retail spaces as $15.00 to $20.00 per square foot for interior retail spaces; $25.00 per square foot for existing and potential restaurant spaces; $25.00 per square foot for the retail spaces fronting on the One North Broadway public plaza and $22.00 per square foot for the New York Sports Club space.

LOCKBOX/CASH MANAGEMENT. The White Plains Plaza loan is structured with a hard lockbox and springing cash management. Cash management becomes effective upon the occurrence of an Event of Default (as such term is defined in the White
Plains Plaza loan documents).

PROPERTY MANAGEMENT. The White Plains Plaza property is managed by Cushman &
Wakefield, Inc., an independent third-party manager.

RESERVES. The White Plains Plaza loan is structured with on-going reserves for taxes, capital expenditures, tenant improvements and leasing commissions and upfront reserves for tax, capital expenditures and rent. In addition, at closing, the borrower established a reserve for the Lillian Vernon lease in an amount equal to $202,000 (two months of rent payments). The funds in the Lillian
Vernon reserve are required to be released to the borrower upon receipt of evidence that Lillian Vernon has made its first rent payment due December 1,
2006.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. In connection with a casualty or condemnation pursuant to which the lender has the right, and elects to pay down the White Plains Plaza loan, the borrower has the right to obtain mezzanine debt secured by a pledge of the membership interests in the borrower or secured debt, as approved by the lender in its sole discretion, provided an acceptable intercreditor agreement is delivered.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 72

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $80,000,000
                                                            DSCR:    1.39x
                               WHITE PLAINS PLAZA           LTV:     66.67%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 73

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 74

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $75,000,000
                                                            DSCR:    1.14x
                                  THE HAY-ADAMS             LTV:     75.00%
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 75

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $75,000,000
                                                            DSCR:    1.14x
                                  THE HAY-ADAMS             LTV:     75.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            GACC
LOAN PURPOSE:                           Acquisition
ORIGINAL BALANCE:                       $75,000,000
CUT-OFF BALANCE:                        $75,000,000
% BY INITIAL UPB:                       2.09%
INTEREST RATE:                          6.1990%
PAYMENT DATE:                           1st of each month
FIRST PAYMENT DATE:                     June 1, 2006
MATURITY DATE:                          May 1, 2021
AMORTIZATION:                           Interest only for the initial five years
                                        of the term; thereafter amortizes on a
                                        30-year schedule.
CALL PROTECTION:                        Lockout for 24 months from the
                                        securitization date, then defeasance is
                                        permitted. On and after February 1,
                                        2021, prepayment is permitted without
                                        penalty.
SPONSOR:                                B.F. Saul Real Estate Investment Trust
BORROWER:                               Hay Adams Holdings LLC
LOCKBOX:                                Hard
INITIAL RESERVES:                       Tax: $82,743
                                        Insurance: $10,000
                                        Structural: $21,875
MONTHLY RESERVES:                       Tax: $41,372
                                        Insurance: $25,766
                                        FF&E: 2.0%(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / KEY:                     $517,241
BALLOON BALANCE / KEY:                  $441,362
LTV:                                    75.0%
BALLOON LTV:                            64.0%
DSCR:                                   1.14x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Single Asset
PROPERTY TYPE:                          Full Service Hotel
COLLATERAL:                             Fee simple interest in a 145-key
                                        full-service hotel.
LOCATION:                               Washington, D.C.
YEAR BUILT / RENOVATED:                 1928/2002
COLLATERAL SIZE:                        145 keys
PROPERTY MANAGEMENT:                    The Hay Adams Management Company LLC (a
                                        borrower affiliate)
OCCUPANCY (AS OF 4/20/2006):            79.10%
UNDERWRITTEN NET OPERATING INCOME:      $7,275,069
UNDERWRITTEN NET CASH FLOW:             $6,259,561
APPRAISED VALUE:                        $100,000,000
APPRAISAL DATE:                         March 23, 2006
--------------------------------------------------------------------------------

(1)  For calendar year 2006, 2.0% of operating income. For calendar year 2007,
     3% and 4% of operating income for every year thereafter.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 76

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $75,000,000
                                                            DSCR:    1.14x
                                  THE HAY-ADAMS             LTV:     75.00%
--------------------------------------------------------------------------------

THE HAY-ADAMS LOAN:

THE LOAN. The Hay-Adams loan is a $75.0 million, 15-year fixed rate loan secured by a first priority mortgage on the borrower's fee simple interest in The
Hay-Adams, a 145-key full-service hotel, located in Washington, D.C. directly across the street and overlooking the White House. The Hay-Adams loan is interest-only for the initial five years of the Hay-Adams loan term and then amortizes on a 30-year schedule thereafter. Based on the borrowers acquisition cost of $100.0 million on February 27, 2006 the borrower has cash equity of
$25.0 million remaining in the Hay-Adams property.

THE BORROWER. The borrower, Hay Adams Holdings LLC, a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was delivered at the closing of the Hay-Adams loan.
The borrower is sponsored by B.F. Saul Real Estate Investment Trust, a repeat sponsor of a Deutsche Bank borrower. B.F. Saul Real Estate Investment Trust is also the sponsor of the trust fund loan known as Holiday Inn Dulles.

B.F. SAUL REAL ESTATE INVESTMENT TRUST ("B.F. Saul"), founded in 1892, is the semi-public centerpiece of the private empire headed by B. Francis Saul II. B.F.
Saul is the principal owner (80%) of Chevy Chase Bank and is headquartered in
Bethesda, Maryland, with Chevy Chase Bank and other Saul ventures. As of June
2006, B.F. Saul owned and operated 17 hotel properties containing 3,110 rooms and 14 office properties encompassing approximately 1,990,000 square feet, located primarily in Washington, D.C., Maryland, Virginia and Florida. As of
June 30, 2006, B.F. Saul had total assets of $14.9 billion and shareholders'
equity of $342.8 million.

THE PROPERTY. The Hay-Adams hotel is a 145-key full-service luxury hotel located at 800 16th Street NW in Washington, D.C. directly across from the White House.
Originally designed in 1928 as a residential hotel, a $19 million renovation in
2002 preserved the Hay-Adams' architectural heritage while upgrading the hotel to current luxury standards. The Hay-Adams is a member of The Leading Hotels of the World, and as such has been home to heads of state and international leaders. The Hay-Adams hotel features 8,625 square feet of flexible meeting and banquet space spread across five function rooms and a rooftop terrace. The terrace, with its panoramic view of the surrounding monuments, is a popular venue in Washington, D.C. and is suited for business receptions, weddings and social gatherings. The Lafayette Room has become Washington's destination for power dining and the Off the Record Bar has been selected by Forbes.com as one of the "World's Best Hotel Bars" (July 2004). The Hay-Adams achieves top quality rankings for both its physical appearance as well as the quality of services, and among its many accolades, it received the "Service Excellence Award" in
January of 2006 from Conde Nast Travel.

The Renovation. In 2002, The Hay-Adams completed a $19.0 million renovation that was overseen by interior and furniture designer Thomas Pheasant. The public areas were upgraded to enhance the existing Italian Renaissance facade, the
Lafayette Room was fitted with rich textiles and elegant furniture and The Off the Record Bar was similarly furnished with new fabrics, furniture, and configurations. In addition, the guestrooms were individually furnished with custom-made furniture designed specifically for The Hay-Adams and the bathroom fixtures were replaced with marble and brass fittings. Other major renovations included the reinforcement and expansion of the rooftop to allow for greater capacity and enhanced guest comfort. In addition to the aesthetic improvements, the renovation also improved on the back-of-house and mechanical systems, including a new HVAC system, new kitchen equipment, and both electrical and plumbing systems were upgraded.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 77

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $75,000,000
                                                            DSCR:    1.14x
                                  THE HAY-ADAMS             LTV:     75.00%
--------------------------------------------------------------------------------

THE MARKET.

The Hay-Adams is conveniently located in the epicenter of Washington, D.C. and proximate to the area's central business district. The market can be defined as the Washington, D.C., Metropolitan Statistical Area, and the primary market is the District of Columbia, Southern Maryland and Northern Virginia.

The Washington, D.C. hotel market has historically been a strong and stable market. Even during the economic downturn after the events of September 11,
2001, the Washington, D.C. lodging market remained relatively stable in comparison with other large lodging markets in the United States and maintained relatively stable occupancy and rate levels. The Washington, D.C. lodging market is expected to be one of the nation's leaders in RevPAR gains as it is poised for continued growth due to the opening of new office developments, increased group demand from the new Washington Convention Center which opened in 2003 and the return of Major League Baseball.

Historically, the Hay-Adams has outpaced its competitive set in terms of ADR and
RevPAR as exhibited by average ADR and RevPAR penetration of 108.23% and
126.12%, from the beginning of 2004 through year-end 2005. According to Smith
Travel Research, compared to its competitive set, the Hay-Adams has exhibited high penetration rates through the trailing twelve months ending July 2006, with an ADR penetration of 105.29%, a RevPAR penetration of 115.51% and an occupancy penetration of 109.7%. The competitive set, as determined by the Smith Travel
Research Report, is comprised of five luxury hotels including the St. Regis
Washington DC, Intercontinental Willard Washington, the Four Seasons Washington,
the Ritz Carlton Washington, D.C., and the Ritz Carlton Georgetown. These hotels were selected based on their size, branding, market orientation, and location.
The Hay-Adams anticipates an increase in net operating income as new ownership is highly focused on rate growth and better expense control.

                     SUBJECT AND MARKET PERFORMANCE SUMMARY

                                 2004      2005    TTM(2)
                              -------   -------   -------
HAY-ADAMS AVERAGE OCCUPANCY     76.71%    79.31%    77.90%
HAY-ADAMS ADR                 $315.57   $354.26   $377.55
HAY-ADAMS REVPAR              $242.08   $280.95   $294.13
MARKET AVERAGE OCCUPANCY(1)     69.50%    64.70%    71.00%
MARKET ADR(1)                 $291.30   $327.57   $358.55
MARKET REVPAR(1)              $202.36   $211.84   $254.62
HAY-ADAMS PENETRATION RATE     110.37%   122.58%   109.71%
HAY-ADAMS ADR INDEX            108.33%   108.14%   105.29%
HAY-ADAMS REVPAR INDEX         119.62%   132.62%   115.51%

(1)  Smith Travel Research, July 2006

(2)  TTM ending July 2006

Trailing twelve month revenue for the Hay-Adams is up over 2005 even accounting for the unusually strong lodging demand experienced in January 2005 as a result of inauguration related activities.

LOCKBOX/CASH MANAGEMENT. The Hay-Adams loan is structured with a hard lockbox and in place cash management.

PROPERTY MANAGEMENT. The Hay-Adams is managed by The Hay Adams Management
Company LLC (an affiliate of the borrower).

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 78

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $75,000,000
                                                            DSCR:    1.14x
                                  THE HAY-ADAMS             LTV:     75.00%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 79

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 80

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $62,000,000
                                                            DSCR:    1.11x
                             660 SOUTH FIGUEROA TOWER       LTV:     73.81%
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 81

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $62,000,000
                                                            DSCR:    1.11x
                             660 SOUTH FIGUEROA TOWER       LTV:     73.81%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            GACC
LOAN PURPOSE:                           Refinance
ORIGINAL BALANCE:                       $62,000,000
CUT-OFF BALANCE:                        $62,000,000
% BY INITIAL UPB:                       1.73%
INTEREST RATE:                          6.2700%
PAYMENT DATE:                           1st of each month
FIRST PAYMENT DATE:                     September 1, 2006
MATURITY DATE:                          August 1, 2016
AMORTIZATION:                           Interest only for the initial 60 months
                                        of the term; thereafter amortizes on a
                                        30-year schedule.
CALL PROTECTION:                        Lockout for 24 months from
                                        securitization date, with defeasance
                                        permitted thereafter. On and after
                                        May 1, 2016, prepayment is permitted
                                        without penalty.
SPONSOR:                                Massoud Yashouafar & Solyman Yashouafar
BORROWER:                               Figueroa Tower-I LP, Figueroa Tower-II
                                        LP and Figueroa Tower-III LP
LOCKBOX:                                Soft
INITIAL RESERVES:                       Tax:           $356,728
                                        Insurance:     $19,902
                                        TI/LC:         $1,000,000
MONTHLY RESERVES:                       Tax:           $71,346
                                        Insurance:     $6,634
                                        TI/LC:         $29,063
                                        Replacement:   $4,650
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ. FT.:                 $220.30
BALLOON BALANCE / SQ. FT.:              $208.73
LTV:                                      73.81%
BALLOON LTV:                              69.30%
DSCR:                                      1.11x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Single Asset
PROPERTY TYPE:                          Office
COLLATERAL:                             Fee simple interest in a Class 'A'
                                        office building.
LOCATION:                               Los Angeles, California
YEAR BUILT / RENOVATED:                 1989 / NAP
COLLATERAL SF:                          278,900 sq. ft.
PROPERTY MANAGEMENT:                    Milbank Real Estate Services, Inc.
                                        (a borrower affiliate)
OCCUPANCY (AS OF 7/1/2006):             92.24%
UNDERWRITTEN NET OPERATING INCOME:      $5,496,047
UNDERWRITTEN NET CASH FLOW:             $5,090,885
APPRAISED VALUE:                        $84,000,000
APPRAISAL DATE:                         February 23, 2006
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 82

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $62,000,000
                                                            DSCR:    1.11x
                             660 SOUTH FIGUEROA TOWER       LTV:     73.81%
--------------------------------------------------------------------------------

                              MAJOR OFFICE TENANTS

                                                                          WEIGHTED
                                                                          AVG RENT      LEASE        RATINGS
                TENANT                          NRSF    % NRSF    % GPR     PSF      EXPIRATION     (S/M/F)(1)
-------------------------------------------   -------   ------   ------   --------   ----------    -----------

Manning & Marder, Kass, Ellrod, Ramirez LLP    53,568   19.21%   21.49%    $28.56    05/30/2011      NR/NR/NR
HSBC Bank USA                                  28,212   10.12    13.47      34.03    02/06/2015(2) AA-/Aa3/AA-
Lindahl, Schnabel, Kardassakis & Beck LLP      24,192    8.67     8.15      24.00    01/31/2009      NR/NR/NR
Milbank Real Estate Services                   16,350    5.86     7.61      33.13    03/31/2014      NR/NR/NR
Kroll Associates, Inc.                         15,566    5.58     5.60      25.60    11/30/2008      NR/NR/NR
                                              -------   -----    -----     ------
TOTAL/WA:                                     137,888   49.44%   56.32%    $29.08
                                              =======   =====    =====     ======

(1)  Credit ratings are of the parent company whether it guarantees the lease or not.

(2)  HSBC Bank USA has a one-time termination option effective as of February
     28, 2010. See "Significant Tenants -- HSBC Bank USA" below.

                                 LEASE ROLLOVER

                                                                                                CUMULATIVE
                                                                                                   % OF
                                                                                    % OF BASE      BASE
             NUMBER OF                                      CUMULATIVE               ACTUAL       ACTUAL
YEAR OF        LEASES    EXPIRING     % OF     CUMULATIVE      % OF       ANNUAL      RENT         RENT
EXPIRATION    EXPIRING      SF      TOTAL SF    TOTAL SF     TOTAL SF    RENT PSF    ROLLING     ROLLING
----------   ---------   --------   --------   ----------   ----------   --------   ---------   ----------

2006             13       23,185       8.31%      23,185        8.31%     $22.30       7.26%        7.26%
2007             11       44,851      16.08       68,036       24.39       27.89      17.57        24.83
2008              7       44,979      16.13      113,015       40.52       24.96      15.77        40.60
2009              5       41,789      14.98      154,804       55.51       25.48      14.95        55.55
2010              0            0       0.00      154,804       55.51        0.00       0.00        55.55
2011              6       57,894      20.76      212,698       76.26       28.74      23.37        78.92
2012              0            0       0.00      212,698       76.26        0.00       0.00        78.92
2013              0            0       0.00      212,698       76.26        0.00       0.00        78.92
2014              3       16,350       5.86      229,048       82.13       33.13       7.61        86.53
2015              3       28,212      10.12      257,260       92.24       34.00      13.47       100.00%
Vacant          NAP       21,640       7.76      278,900      100.00%
                ---      -------     ------                               ------     ------
TOTAL/WA:        48      278,900     100.00%                              $25.53     100.00%
                ===      =======     ======                               ======     ======

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 83

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $62,000,000
                                                            DSCR:    1.11x
                             660 SOUTH FIGUEROA TOWER       LTV:     73.81%
--------------------------------------------------------------------------------

660 SOUTH FIGUEROA LOAN:

THE LOAN. The 660 South Figueroa loan is a $62,000,000, 10-year fixed rate loan secured by the borrower's fee simple interest in a 278,900 square foot Class "A"
office building located in downtown Los Angeles, California. Based on the appraised value of $84.0 million there is $22.0 million of implied equity remaining in the 660 South Figueroa Tower.

THE BORROWER. The borrower is comprised of three non-syndicated tenant-in-common entities each of which is controlled by the family of the sponsors: (i) Figueroa
Tower-I, LP, (ii) Figueroa Tower-II, LP and (iii) Figueroa Tower-III, LP. Each
tenant-in-common is a single-purpose bankruptcy-remote entity for which a non-consolidation opinion was delivered at the closing of the 660 South Figueroa loan. The sponsors of the 660 South Figueroa loan are brothers Massoud
Yashouafar and Solyman Yashouafar.

MASSOUD AND SOLYMAND YASHOUAFAR have over 20 years of real estate experience and are owners of Milbank Real Estate Services, Inc. ("Milbank"), a commercial real estate investment and management company based in Los Angeles, California.
Massoud, Solymand and their father, Ataollah Yashouafar (collectively "The
Yashouafars"), founded Milbank in 1977. The Yashouafars own over 800,000 square feet of commercial space predominantly in Southern California, as well as three sites for future development. In addition, Massoud Yashouafar is a director and owns a substantial interest in TMSF Holdings, Inc., a publicly-traded entity that, through its wholly-owned subsidiary, The Mortgage Store Financial, Inc., is engaged in nationwide mortgage banking. The sponsors have substantial net worth.

THE PROPERTY. The 660 South Figueroa Tower property is a 24-story, 278,900 square foot Class "A" office building located on a 0.43-acre parcel in the financial district of downtown Los Angeles, California. The 660 South Figueroa
Tower property was built in 1989 by Home Savings of America and has been lauded for its stunning Beaux-Arts architectural design. The 660 South Figueroa Tower property is a trophy property that won the BOMA of Greater Los Angeles "Building of the Year" award in 1991 and again in 1999. The 660 South Figueroa Tower property has 12,646 square feet of ground floor retail space (currently occupied by HSBC Bank USA; rated AA-, Aa3 and AA- (S/M/F)) and has an interior parking garage which occupies floors 2 through 6 of the 660 South Figueroa Tower. The
660 South Figueroa Tower property has two lobby areas: a ground floor lobby and a 2-story lobby located at the 6th and 7th floors ("Sky Lobby"). The ground floor lobby is highly decorative with vaulted ceilings and features extensive use of marble and granite. The Sky Lobby is surrounded on three sides by vaulted passageways and an overhead gallery featuring murals by New York artist Richard
Haas. The 660 South Figueroa Tower property contains a security station/concierge desk that is manned on a 24-hour basis.

SIGNIFICANT TENANTS. As of the July 1, 2006 rent roll, the 660 South Figueroa
Tower property was 92.24% occupied by 38 tenants. Other than the tenants described below, no other tenant occupies more than 6% of the square feet of the
660 South Figueroa Tower property.

     MANNING & MARDER, KASS, ELLROD, RAMIREZ LLP ("Manning & Marder") (53,568
     sq. ft.; 19.21% of NRA; 21.49% of GPR). Manning & Marder is an AV-rated law firm founded in 1994 that employs more than 100 attorneys in five cities.
     Manning & Marder services clients throughout California and the western
     United States from offices in Los Angeles, Irvine, San Diego, San Francisco and Phoenix. Manning & Marder is a full service law firm providing specialized expertise in a wide range of legal areas. Manning & Marder has been at the 660 South Figueroa Tower property since 2001.

     HSBC BANK USA ("HSBC") (28,212 sq. ft.; 10.12% of NRA; 13.47% of GPR; rated
     AA-, Aa3 and AA- by S/M/F). HSBC is a subsidiary of British banking behemoth HSBC Holdings. With more than 400 offices, HSBC has one of the largest branch networks in New York State, plus locations in California,
     Pennsylvania, Florida, Oregon, Washington, and New Jersey. HSBC offers personal, commercial, and mortgage banking services, with a loan portfolio dominated by residential mortgages and commercial loans. HSBC Bank USA's retail segment offers investment products and services, including mutual funds, wealth management, discount brokerage, and insurance. HSBC's leases expires on

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 84

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $62,000,000
                                                            DSCR:    1.11x
                             660 SOUTH FIGUEROA TOWER       LTV:     73.81%
--------------------------------------------------------------------------------

     February 6, 2015 with a one-time termination option effective as of
     February 28, 2010. To exercise its termination option, HSBC is required to give the borrower nine months prior written notice and pay a termination fee equal to $1.472 million (approximately 18-months rent). HSBC recently expanded its space at the 660 South Figueroa Tower property by leasing an additional 8,213 square feet.

     LINDAHL, SCHNABEL, KARDASSAKIS & BECK LLP ("Lindahl") (24,192 sq. ft.;
     8.67% of NRA; 8.15% of GPR). Lindahl is an AV-rated boutique law firm with a primary focus on civil litigation and trial and appellate practice in state and federal courts. Lindahl has extensive experience in professional liability, legal malpractice, insurance law and bad faith litigation, business litigation, products liability, employment discrimination litigation, civil appeals, maritime law and environmental law. Lindahl has been a tenant at the 660 South Figueroa Tower property since 1989 under a
     20-year lease that expires on January 31, 2009.

THE MARKET. The 660 South Figueroa Tower property is located in the financial district of downtown Los Angeles. The boundaries of the financial district are generally defined as 2nd Street to the north, 9th Street to the south, Olive
Street to the east, and Bixel Street to the west. The 660 South Figueroa Tower property is located on Figueroa Street in the central portion of the Financial
District ("Figueroa Street Corridor"), a sub-market of the downtown financial district. The dominant land use in the Figueroa Street Corridor is high-rise office, with limited ground floor retail and scattered surface parking lots.
Figueroa Street Corridor is also a regional center of public transportation systems, with Metropolitan Transit Authority buses, Metrolink commuter rail lines, and MetroRail linking downtown to the outlying areas.

The 660 South Figueroa Tower property is situated at the northeast corner of
South Figueroa Street and 7th Street just one block southwest of Wilshire
Boulevard, and adjacent to the 7th Street Historic District. 7th Street is a
well traveled east/west thoroughfare that is developed with mid to high-rise office, residential properties, and the Macy's Plaza shopping center. The 660
South Figueroa Tower property is situated above the 7th Street/Metro Center subway station which services the Metro Rail Red Line and Metro Rail Blue Line portions of the larger Metro Rail rail commuter system. In addition, the 660
South Figueroa Tower property is conveniently located near shopping, restaurants and such amenities as the Los Angeles Convention Center, the Staples Center
sports arena, and the Walt Disney Concert Hall. The 660 South Figueroa Tower
property is one block east of the Pasadena/Harbor Freeway (I-110).

As of the 4th quarter 2005, the Figueroa Street Corridor sub-market contained approximately 7.24 million square feet of office space. Six office properties located within the downtown financial district were determined by the appraiser to be most similar and competitive to the 660 South Figueroa Tower property, had an average vacancy rate of 6%. For the past three years, the 660 South Figueroa
Tower property has maintained an average occupancy rate of approximately 92.0%, in line with the submarket. Rental rates at the comparable properties ranged from $16.50 to $23.00 per square foot on a triple net ("NNN") basis, or $26.50 to $35.00 per square foot on a full-service/gross basis. CBRE estimates a current market rent for the 660 South Figueroa Tower property office space of
$29.40 per square foot on a full-service/gross basis. The 660 South Figueroa
Tower property's office tenants pay rents ranging from $12.60 to $33.13 per square foot, averaging $26.93 per square foot, approximately 8.4% below market rent.

Rental rates for retail space in the Figueroa Street Corridor submarket range from $15.00 to $50.00 per square foot on a NNN basis. The appraiser estimates a current market rent for the 660 South Figueroa Tower retail space of $42.00 per square foot NNN. The 660 South Figueroa Tower property's 12,646 square foot retail suite is 100% leased to HSBC at a rent of $41.00 per square foot NNN, approximately 2.4% below market rate rent.

LOCKBOX/CASH MANAGEMENT. The 660 South Figueroa loan is structured with a soft lockbox and springing cash management. Cash management becomes effective upon the occurrence of an Event of Default, as such term is defined in the 660 South
Figueroa Tower loan documents.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 85

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $62,000,000
                                                            DSCR:    1.11x
                             660 SOUTH FIGUEROA TOWER       LTV:     73.81%
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The 660 South Figueroa Tower property is managed by Milbank
Real Estate Services, Inc., an affiliate of the borrower. Milbank Real Estate
Services, Inc. currently manages over 800,000 square feet of office and retail space in seven buildings in Southern California.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 86

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $62,000,000
                                                            DSCR:    1.11x
                             660 SOUTH FIGUEROA TOWER       LTV:     73.81%
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 87

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 88

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $55,000,000
                                                            DSCR:    1.13x
                            WASHINGTON BUSINESS PARK        LTV:     82.71%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            GACC
LOAN PURPOSE:                           Refinance
ORIGINAL BALANCE:                       $55,000,000
CUT-OFF BALANCE:                        $55,000,000
% BY INITIAL UPB:                       1.54%
INTEREST RATE:                          6.1600%
PAYMENT DATE:                           1st of each month
FIRST PAYMENT DATE:                     November 1, 2006
MATURITY DATE:                          November 1, 2016
AMORTIZATION:                           Interest only for the initial 61 months
                                        of the term and then amortizes on a
                                        30-year schedule.
CALL PROTECTION:                        Lockout for 24 months from the
                                        securitization date, then defeasance is
                                        permitted. On and after August 1, 2016,
                                        prepayment is permitted without penalty.
SPONSOR:                                Ronald Cohen
BORROWER:                               4601 Forbes Boulevard LLC, 4640 Forbes
                                        Boulevard LLC, 4850 Forbes Boulevard
                                        LLC, 9901 Business Parkway LLC, 5001
                                        Forbes Boulevard LLC, 5000 Philadelphia
                                        Way LLC, 5200 Philadelphia Way LLC, 9701
                                        Philadelphia Way LLC and Walden Lane LLC
FUTURE DEBT:                            None
LOCKBOX:                                Hard
INITIAL RESERVES:                       Tax:                $181,032
                                        Insurance:          $ 24,928
                                        Immediate Repair:   $102,188
MONTHLY RESERVES:                       Tax:                $ 60,344
                                        Insurance:          $ 8,309
                                        TI/LC:              $ 28,389
                                        Replacement:        $  8,044
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE/SQ. FT.:                   $96.87
BALLOON BALANCE/SQ. FT.:                $90.82
LTV:                                    82.71%
BALLOON LTV:                            77.54%
DSCR:                                   1.13x(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO(2):            Single Asset
PROPERTY TYPE:                          Mixed Use
COLLATERAL:                             Fee Simple
LOCATION:                               Lanham, Maryland
YEAR BUILT / RENOVATED:                 1979-1987 / N/A
COLLATERAL SIZE:                        567,774 square feet Ronald Cohen
                                        Management
PROPERTY MANAGEMENT:                    Company
OCCUPANCY (AS OF 8/1/2006):             90.55%(1)
UNDERWRITTEN NET OPERATING INCOME:      $5,089,403(1)
UNDERWRITTEN NET CASH FLOW:             $4,567,051
APPRAISED VALUE:                        $66,500,000
APPRAISAL DATE:                         August 3, 2006
--------------------------------------------------------------------------------

(1)  Occupancy includes 50,672 square feet of vacant space (4,457 square foot office, 46,215 square foot industrial) for which Ronald Cohen has entered into a master lease at a minimum annual rental rate of $18.50 per square foot for office space and $8.50 per square foot for industrial space. Rent under this master lease is included in calculations of DSCR and
     Underwritten Net Operating Income. The master lease obligations of the sponsor will be released as such space is occupied by tenant(s) under acceptable lease(s).

(2)  The Washington Business Park loan permits the release of individual buildings through partial defeasance.

                                 [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the Securities and
Exchange Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 89

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $55,000,000
                                                            DSCR:    1.13x
                            WASHINGTON BUSINESS PARK        LTV:     82.71%
--------------------------------------------------------------------------------

                           MAJOR OFFICE TENANT SUMMARY

                                                                   WEIGHTED AVG      LEASE
                TENANT                    NRSF    % NRSF   % GPR     RENT PSF     EXPIRATION   RATINGS (S/M/F)(1)
-------------------------------------   -------   ------   -----   ------------   ----------   ------------------

TOP 10 MAJOR TENANTS
Integral Systems, Inc.                   83,974   14.79%   14.37%     $10.04      10/31/2015        NR/NR/NR
CACI Enterprise Solutions, Inc.          30,200    5.32     4.77        9.28      10/31/2010        NR/NR/NR
GSA                                      27,000    4.76     5.34       11.62      04/14/2007      AAA/Aaa/AAA
Jewel Properties LP                      21,200    3.73     2.18        6.04      02/28/2009        NR/NR/NR
Technical Specialties, Inc.              20,312    3.58     2.87        8.29      04/30/2012        NR/NR/NR
Audio Visual Innovations, Inc.           19,795    3.49     2.41        7.16      10/31/2009        NR/NR/NR
Logistic Systems, Inc.                   19,018    3.35     2.75        8.50      04/30/2008        NR/NR/NR
DeCaro, Doran, Siciliano, Gallagher &
   DeBlasis                              16,180    2.85     5.67       20.55      07/31/2010        NR/NR/NR
Verizon Directories Service              15,533    2.74     3.69       13.95      03/07/2011        A/A3/A+
Franey Muha Alliant Insurance            15,294    2.69     1.73        6.63      12/31/2008        NR/NR/NR
                                        -------   -----    -----      ------
TOTAL/WA:                               286,506   47.29%   45.79%     $10.01
                                        =======   =====    =====      ======

(1)   Credit ratings are of the parent company whether it guarantees the lease or not.

                                 LEASE ROLLOVER

             NUMBER OF                                      CUMULATIVE               % OF BASE     CUMULATIVE %
 YEAR OF      LEASES     EXPIRING     % OF     CUMULATIVE     % OF        ANNUAL    ACTUAL RENT   OF BASE ACTUAL
EXPIRATION   EXPIRING       SF      TOTAL SF    TOTAL SF     TOTAL SF    RENT PSF     ROLLING      RENT ROLLING
----------   ---------   --------   --------   ----------   ----------   --------   -----------   --------------

MTM               1         2,570      0.45%       2,570       0.45%      $ 7.32       0.32%          0.32%
2006              5        29,071      5.12       31,641       5.57        11.02        5.46          5.78
2007              6        38,974      6.86       70,615      12.44        12.41        8.24         14.02
2008             13        89,688     15.80      160,303      28.23        11.68       17.85         31.86
2009             10        74,118     13.05      234,421      41.29         9.09       11.48         43.34
2010             15       134,997     23.78      369,418      65.06        13.67       31.45         74.79
2011              7        39,465      6.95      408,883      72.02        11.86        7.97         82.76
2012              2        20,312      3.58      429,195      75.59         8.29        2.87         85.63
2013              0             0      0.00      429,195      75.59         0.00        0.00         85.63
2014              0             0      0.00      429,195      75.59         0.00        0.00         85.63
2015              3        83,974     14.79      513,169      90.38        10.04       14.37        100.00
2016              0             0      0.00      513,169      90.38         0.00        0.00        100.00
2017              0             0      0.00      513,169      90.38         0.00        0.00        100.00
2018              0             0      0.00      513,169      90.38         0.00        0.00        100.00
Thereafter        1           925      0.16      514,094      90.55         0.00        0.00        100.00%
Vacant          NAP        53,680      9.45      567,774     100.00%
                ---       -------    ------      -------                  ------      ------
TOTAL/WA:        63       567,774    100.00%     567,774                  $10.34      100.00%
                ===       =======    ======      =======                  ======      ======

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 90

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $45,000,000
                                                            DSCR:    1.70x
                                 GREENDALE MALL             LTV:     69.23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Capmark
LOAN PURPOSE:                           Refinance
ORIGINAL BALANCE:                       $45,000,000
CUT-OFF BALANCE:                        $45,000,000
% BY INITIAL UPB:                       1.26%
INTEREST RATE:                          5.9970%
PAYMENT DATE:                           1st of each month
FIRST PAYMENT DATE:                     November 1, 2006
MATURITY DATE:                          October 1, 2016
AMORTIZATION:                           Interest only
CALL PROTECTION:                        Lockout for 24 months from
                                        securitization date, with defeasance
                                        permitted thereafter. On and after April
                                        1, 2016, prepayment is permitted without
                                        penalty.
SPONSOR:                                Simon Property Group, L.P.
BORROWER:                               Mayflower Greendale, L.P.
LOCKBOX:                                Hard
INITIAL RESERVES:                       None
MONTHLY RESERVES:                       None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ. FT.:                 $145.58
BALLOON BALANCE / SQ. FT.:              $145.58
LTV:                                    69.23%
BALLOON LTV:                            69.23%
DSCR:                                   1.70x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Single Asset
PROPERTY TYPE:                          Retail
COLLATERAL:                             Fee simple/leasehold(1)
LOCATION:                               Worcester, Massachusetts
YEAR BUILT / RENOVATED:                 1987 / 1997
COLLATERAL SF:                          309,103 sq. ft.
PROPERTY MANAGEMENT:                    Simon Management Associates, LLC
OCCUPANCY (AS OF 6/1/06):               94.59%
UNDERWRITTEN NET OPERATING INCOME:      $4,916,488
UNDERWRITTEN NET CASH FLOW:             $4,656,107
APPRAISED VALUE:                        $65,000,000
APPRAISAL DATE:                         August 11, 2006
--------------------------------------------------------------------------------

(1)  A portion of the property consists of a leasehold interest. The leasehold portion consists solely of parking areas. The ground lease term expires in
     September 2009, with an option to extend for 10 additional years.

                                 [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 91

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $45,000,000
                                                            DSCR:    1.70x
                                 GREENDALE MALL             LTV:     69.23%
--------------------------------------------------------------------------------

                                  MAJOR TENANTS

                                                                                 2005
                                                    WEIGHTED        LEASE      TENANT SALES     2005         RATINGS
TENANT                  NRSF    % NRSF   % GPR    AVG RENT PSF   EXPIRATION   (IN MILLIONS)   SALES/SF      (S/M/F)(1)
-------------------   -------   ------   ------   ------------   ----------   -------------   --------   ---------------

T.J. Maxx Homegoods    55,317    17.90%  11.92%      $11.00      01/31/2008       $12.7       $229.79         A/A3/NR
Best Buy               46,367    15.00   10.90        12.00      01/31/2010         NAV           NAV      BBB/Baa2/BBB+
Marshalls              30,950    10.01    5.76         9.50      12/31/2007         5.8        187.73         A/A3/NR
DSW Shoe Warehouse     22,443     7.26    5.83        13.25      08/31/2012         3.0        134.31        NR/NR/NR
21st Century Family    20,498     6.63    4.82        12.00      12/31/2018         NAV           NAV        NR/NR/NR
Old Navy               19,489     6.31    7.44        19.50      01/31/2008         6.3        325.00     BBB-/Baa3/BBB-
The Gap Kids           10,183     3.29    4.39        22.00      01/31/2007        $2.5       $249.02     BBB-/Baa3/BBB-
                      -------    -----   -----       ------
TOTAL/WA:             205,247    66.40%  51.06%      $12.70
                      =======    =====   =====       ======

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

                                 LEASE ROLLOVER

                     NUMBER OF                                      CUMULATIVE               % OF BASE     CUMULATIVE %
                       LEASES    EXPIRING     % OF     CUMULATIVE      % OF       ANNUAL    ACTUAL RENT   OF BASE ACTUAL
YEAR OF EXPIRATION    EXPIRING      SF      TOTAL SF    TOTAL SF     TOTAL SF    RENT PSF     ROLLING      RENT ROLLING
------------------   ---------   --------   --------   ----------   ----------   --------   -----------   --------------

MTM                       3        6,744      2.18%        6,744        2.18%     $30.32        4.01%          4.01%
2006                      0            0      0.00         6,744        2.18        0.00        0.00           4.01
2007                      9       53,740     17.39        60,484       19.57       15.28       16.00          20.09
2008                     11       91,881     29.73       152,365       49.29       18.75       33.75          53.84
2009                      6       12,945      4.19       165,310       53.48       29.96        7.60          61.44
2010                      1       46,367     15.00       211,677       68.48       12.00       10.90          72.34
2011                      4       14,390      4.66       226,067       73.14       11.89        3.35          75.69
2012                      2       27,214      8.80       253,281       81.94       16.10        8.58          84.28
2013                      4        6,292      2.04       259,573       83.98       34.61        4.27          88.54
2014                      1        1,027      0.33       260,600       84.31       53.00        1.07          89.61
2015                      1          914      0.30       261,514       84.60       68.38        1.22          90.83
2016                      3       10,372      3.36       271,886       87.96       21.39        4.35          95.18
Thereafter                1       20,498      6.63       292,384       94.59       12.00        4.82%        100.00%
Vacant                  NAP       16,719      5.41       309,103      100.00%
                        ---      -------    ------       -------                  ------
TOTAL/WA:                46      309,103    100.00%      309,103                  $16.51
                        ===      =======    ======       =======                  ======

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 92

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $44,000,000
                                                            DSCR:    1.98x
                                 MILLS BUILDING             LTV:     46.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Capmark
LOAN PURPOSE:                           Refinance
ORIGINAL BALANCE:                       $44,000,000
CUT-OFF BALANCE:                        $44,000,000
% BY INITIAL UPB:                       1.23%
INTEREST RATE:                          5.9100%
PAYMENT DATE:                           1st of each month
FIRST PAYMENT DATE:                     August 1, 2006
MATURITY DATE:                          July 1, 2016
AMORTIZATION:                           Interest only
CALL PROTECTION:                        Lockout for 24 months from
                                        securitization date, with defeasance
                                        permitted thereafter. On and after April
                                        1, 2016, prepayment is permitted without
                                        penalty.
SPONSOR:                                The Swig Company; The Swig Investment
                                        Company
BORROWERS:                              SIC-Mills Building II, LLC and The Mills
                                        Building
FUTURE DEBT:                            Yes(1)
LOCKBOX:                                Hard
INITIAL RESERVES:                       None
MONTHLY RESERVES(2):                    None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ. FT.:                 $101.25
BALLOON BALANCE / SQ. FT.:              $101.25
LTV:                                      46.00%
BALLOON LTV:                              46.00%
DSCR:                                      1.98x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Single Asset
PROPERTY TYPE:                          Office
COLLATERAL:                             Fee simple
LOCATION:                               San Francisco, California
YEAR BUILT / RENOVATED:                 1892-1931 / N/A
COLLATERAL SF:                          434,569 sq. ft.
PROPERTY MANAGEMENT:                    The Swig Company
OCCUPANCY (AS OF 5/17/2006):            92.72%
UNDERWRITTEN NET OPERATING INCOME:      $5,864,166
UNDERWRITTEN NET CASH FLOW:             $5,229,799
APPRAISED VALUE:                        $95,650,000
APPRAISAL DATE:                         May 22, 2006
--------------------------------------------------------------------------------

(1)  Future subordinate debt or future mezzanine debt (but not both) is permitted subject to, among other things, (i) rating agency confirmation,
     (ii) compliance with specified LTV and DSCR requirements, and (iii)
     execution of satisfactory intercreditor agreements.

(2)  Monthly replacement reserves of $5,432 and monthly TI/LC reserves of
     $48,238 commence only upon an event of default.

                                 [PHOTO OMITTED]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 93

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $44,000,000
                                                            DSCR:    1.98x
                                 MILLS BUILDING             LTV:     46.00%
--------------------------------------------------------------------------------

                           MAJOR OFFICE TENANT SUMMARY

                                                       WEIGHTED AVG                    LEASE
TENANT                       NRSF     % NRSF   % GPR     RENT PSF                   EXPIRATION                  RATINGS (S/M/F)(1)
-------------------------   -------   ------   -----   ------------   ---------------------------------------   ------------------

Woodruff Sawyer & Co.        52,752   12.14%    9.97%     $20.64      03/31/2006 & 11/30/2013 & 05/02/2014(2)        NR/INR/NR
Pacific Exchange, Inc.       46,470   10.69    15.32       36.00      05/31/2009                                     NR/INR/NR
FIMAT Preferred, LLC(3)      29,823    6.86     6.30       23.09      04/30/2009 & 06/30/2012 & 08/30/2012          AA-/Aa2/AA
Goldman Sachs Group, Inc.    26,637    6.13     9.27       38.00      03/31/2007                                    A+/Aa3/AA-
Merrill Lynch                15,551    3.58     3.28       23.00      03/31/2011                                    A+/Aa3/AA-
                            -------   -----    -----      ------
TOTAL/WA:                   171,233   39.40%   44.14%     $28.15
                            =======   =====    =====      ======

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Woodruff Sawyer & Co has 1,087 sq. ft. that is leased on a month to month basis; 35,844 sq. ft. expires on November 30, 2013; and 15,821 sq. ft.
     expires on May 2, 2014.

(3)  Tenant's space is currently being built out and tenant is not yet in occupancy.

                                 LEASE ROLLOVER

             NUMBER OF                                      CUMULATIVE               % OF BASE     CUMULATIVE %
  YEAR OF      LEASES    EXPIRING     % OF     CUMULATIVE      % OF       ANNUAL    ACTUAL RENT   OF BASE ACTUAL
EXPIRATION    EXPIRING      SF      TOTAL SF    TOTAL SF     TOTAL SF    RENT PSF     ROLLING      RENT ROLLING
----------   ---------   --------   --------   ----------   ----------   --------   -----------   --------------

MTM              20        19,333      4.45%      19,333        4.45%     $24.72        2.70%          2.70%
2006             37        25,372      5.84       44,705       10.29       27.45        6.38           9.08
2007             57        98,417     22.65      143,122       32.93       31.34       28.25          37.33
2008             20        27,445      6.32      170,567       39.25       24.88        6.25          43.58
2009             21        72,005     16.57      242,572       55.82       32.65       21.53          65.10
2010             13        20,632      4.75      263,204       60.57       27.72        5.24          70.34
2011             11        40,082      9.22      303,286       69.79       24.60        9.03          79.37
2012              4        33,307      7.66      336,593       77.45       24.64        7.51          86.89
2013              2        37,604      8.65      374,197       86.11       20.71        7.13          94.02
2014              6        18,982      4.37      393,179       90.48       20.67        3.59          97.61
2015              1         5,772      1.33      398,951       91.80       22.02        1.16          98.77
2016              1         4,000      0.92      402,951       92.72       33.50        1.23         100.00
Thereafter        0             0      0.00      402,951       92.72        0.00        0.00%        100.00%
Vacant          NAP        31,618      7.28      434,569      100.00%
                ---       -------    ------      -------                  ------
TOTAL/WA:       193       434,569    100.00%     434,569                  $25.13
                ===       =======    ======      =======                  ======

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 94

                         $3,318,791,000 (APPROXIMATE)
                                  CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $40,725,000
                                                            DSCR:    1.23x
                             LIGHTSTONE MI TRANCHE I        LTV:     75.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            CGM
LOAN PURPOSE:                           Acquisition
ORIGINAL BALANCE:                       $40,725,000
CUT-OFF BALANCE:                        $40,725,000
% BY INITIAL UPB:                       1.14%
INTEREST RATE:                          5.9600%
PAYMENT DATE:                           11th of each month
FIRST PAYMENT DATE:                     August 11, 2006
MATURITY DATE:                          July 11, 2016
AMORTIZATION:                           Interest only for the initial 60 months
                                        of the term and 30-year amortization
                                        thereafter.
CALL PROTECTION:                        Lockout for 24 months from the
                                        securitization date, with defeasance
                                        permitted thereafter. On and after April
                                        11, 2016, prepayment is permitted
                                        without penalty.
SPONSORS:                               Lightstone Value Plus Real Estate
                                        Investment Trust, Inc., Lightstone Value
                                        Plus REIT, LP
BORROWERS:                              Scotsdale MI LLC, Carriage Hill MI LLC,
                                        Carriage Park MI LLC, Macomb Manor MI
                                        LLC
LOCKBOX:                                None at Closing, Springing Soft
INITIAL RESERVES:
   TAX:                                 $ 98,952
   INSURANCE:                           $ 53,790
   DEFERRED MAINTENANCE:                $850,527
   ENVIRONMENTAL HOLDBACK:              $ 52,500
MONTHLY RESERVES:
  TAX:                                  $ 98,952
  INSURANCE:                            $ 13,448
  REPLACEMENT:                          $ 25,425
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE/UNIT:                      $40,044
BALLOON BALANCE/UNIT:                   $37,488
LTV:                                      75.00%
BALLOON LTV:                              70.14%
DSCR:                                      1.23x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Portfolio
PROPERTY TYPE:                          Multifamily
COLLATERAL:                             Fee Simple
LOCATION:                               Westland, Dearborn Heights, and
                                        Roseville, Michigan
YEAR BUILT / RENOVATED:                 Various
PROPERTY MANAGEMENT:                    Beacon Property Management LLC
OCCUPANCY (AS OF 5/10/06 AND 5/25/06):  92.53%
UNDERWRITTEN NET OPERATING INCOME:      $ 3,904,846
UNDERWRITTEN NET CASH FLOW:             $ 3,595,332
APPRAISED VALUE:                        $54,300,000
APPRAISAL DATE:                         May 25, 2006
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

                             LIGHTSTONE MI TRANCHE I

                                       YEAR BUILT /   ALLOCATED LOAN                                             UNDERWRITTEN NET
PROPERTY NAME        LOCATION            RENOVATED        AMOUNT       NO. UNITS   APPRAISED VALUE   OCCUPANCY     CASH FLOW
-------------   --------------------   ------------   --------------   ---------   ---------------   ---------   ----------------

Scotsdale           Westland, MI        1972 / 2004     $14,550,000        376       $19,400,000       93.9%        $1,353,709
Carriage Park   Dearborn Heights, MI    1967 / NAP      $10,950,000        256       $14,600,000       91.4%        $  902,147
Macomb Manor        Roseville, MI       1968 / NAP      $ 8,175,000        217       $10,900,000       91.2%        $  713,852
Carriage Hill   Dearborn Heights, MI    1965 / 2004     $ 7,050,000        168       $ 9,400,000       92.9%        $  625,624
                                                        -----------      -----       -----------       ----         ----------
TOTAL/WA                                                $40,725,000      1,017       $54,300,000       92.5%        $3,595,332
                                                        ===========      =====       ===========       ====         ==========

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 95

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 96

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $36,110,000
                                                           DSCR:    1.16x
                                VILLAGE AT CENTURY         LTV:     70.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            CGM
LOAN PURPOSE:                           Refinance
ORIGINAL BALANCE:                       $36,110,000
CUT-OFF BALANCE:                        $36,110,000
% BY INITIAL UPB:                       1.01%
INTEREST RATE:                          6.2300%
PAYMENT DATE:                           11th of each month
FIRST PAYMENT DATE:                     August 11, 2006
MATURITY DATE:                          July 11, 2016
AMORTIZATION:                           Interest only for the initial 36 months
                                        of the term and 30-year amortization
                                        thereafter.
CALL PROTECTION:                        Lockout for 24 months from
                                        securitization date, with defeasance
                                        permitted thereafter. On and after April
                                        11, 2016, prepayment is permitted
                                        without penalty.
SPONSOR:                                The Alexander Haagen 1997 Exempt
                                        Descendants' Trust and The Charlotte
                                        Haagen 1997 Exempt Descendants' Trust
BORROWER:                               HCL Inglewood Village LLC
FUTURE MEZZANINE DEBT:                  Yes(1)
LOCKBOX:                                None at Closing, Springing Soft
INITIAL RESERVES:
  TAX:                                  $203,263
  TI/LC:                                $108,000
  GAP RENT HOLDBACK:                    $409,862
  ENVIRONMENTAL HOLDBACK:               $385,450
MONTHLY RESERVES:
  TAX:                                  $ 33,877
  REPLACEMENT:                          $  2,187
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE / SQ. FT.:                 $205.10
BALLOON BALANCE / SQ. FT.:              $186.18
LTV:                                      70.25%
BALLOON LTV:                              63.77%
DSCR:                                      1.16x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Single Asset
PROPERTY TYPE:                          Retail
COLLATERAL:                             Fee Simple
LOCATION:                               Inglewood, California
YEAR BUILT / RENOVATED:                 2006
COLLATERAL SF:                          176,062 sq. ft.
PROPERTY MANAGEMENT:                    Haagen Company LLC
OCCUPANCY (AS OF 6/14/06):              100.00%
UNDERWRITTEN NET OPERATING INCOME:      $3,207,557
UNDERWRITTEN NET CASH FLOW:             $3,077,906
APPRAISED VALUE:                        $51,400,000
APPRAISAL DATE:                         April 10, 2006
--------------------------------------------------------------------------------

(1)  The loan documents permit future mezzanine financing only after 15 months post loan closing, subject to a maximum combined LTV of 85% and minimum combined DSCR of 1.10x. Subject to lender terms and approval and a satisfactory intercreditor agreement.

                                 [PHOTO OMITTED]

                                 ANCHOR TENANTS

                                                     WEIGHTED AVG     LEASE        RATINGS
       TENANT NAME          NRSF    % NRSF   % GPR     RENT PSF     EXPIRATION    (S/M/F)(1)
-----------------------   -------   ------   -----   ------------   ----------   ------------

Marshalls                  33,206    18.86%  13.10%     $12.50      04/30/16       A/A3/NR
Ross Stores, Inc.          30,096    17.09   12.68       13.35      01/31/17      BBB/NR/NR
Bed Bath & Beyond, Inc.    30,001    17.04   13.59       14.35      01/31/17      BBB/NR/NR
Michaels Stores, Inc.      23,760    13.50   10.13       13.50      06/30/16       NR/NR/NR
Office Depot Inc.          19,537    11.10   11.72       19.00      09/29/16     BBB-/Baa3/NR
                          -------    -----   -----      ------
TOTAL/WA:                 136,600    77.59%  61.22%     $14.20
                          =======    =====   =====      ======

(1)  Credit ratings of parent company, whether it guarantees the lease or not.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 97

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $36,110,000
                                                           DSCR:    1.16x
                                VILLAGE AT CENTURY         LTV:     70.25%
--------------------------------------------------------------------------------

                                 LEASE ROLLOVER

             NUMBER OF                                                                 % OF BASE     CUMULATIVE %
YEAR OF        LEASES    EXPIRING     % OF     CUMULATIVE   CUMULATIVE %    ANNUAL    ACTUAL RENT   OF BASE ACTUAL
EXPIRATION    EXPIRING      SF      TOTAL SF    TOTAL SF    OF TOTAL SF    RENT PSF     ROLLING      RENT ROLLING
----------   ---------   --------   --------   ----------   -----------    --------   -----------   --------------

2006             0              0      0.0%            0         0.0%       $ 0.00         0.0%           0.0%
2007             0              0      0.0%            0         0.0%       $ 0.00         0.0%           0.0%
2008             0              0      0.0%            0         0.0%       $ 0.00         0.0%           0.0%
2009             0              0      0.0%            0         0.0%       $ 0.00         0.0%           0.0%
2010             0              0      0.0%            0         0.0%       $ 0.00         0.0%           0.0%
2011             3          3,498      2.0%        3,498         2.0%       $41.40         4.6%           4.6%
2012             1          1,498      0.9%        4,966         2.8%       $45.00         2.1%           6.7%
2013             0              0      0.0%        4,966         2.8%       $ 0.00         0.0%           6.7%
2014             0              0      0.0%        4,966         2.8%       $ 0.00         0.0%           6.7%
2015             0              0      0.0%        4,966         2.8%       $ 0.00         0.0%           6.7%
2016            14        109,849     62.4%      114,845        65.2%       $19.33        67.0%          73.7%
Thereafter       3         61,217(1)  34.8%      176,062       100.0%       $13.60        26.3%         100.0%
Vacant         NAP              0      0.0%      176,062       100.0%       $ 0.00         0.0%         100.0%
               ---        -------    -----       -------       -----
TOTAL/WA:       21        176,062    100.0%      176,062       100.0%
               ===        =======    =====       =======       =====

(1)  1,120 square feet is utilized as a police substation, on-site security office and management office.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 98

                          $3,318,791,000 (APPROXIMATE)
                                   CD 2006-CD3

--------------------------------------------------------------------------------
              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
                             FREE WRITING PROSPECTUS
--------------------------------------------------------------------------------

Deutsche Mortgage & Asset Receiving Corporation (the "Depositor") has filed a registration statement (including a prospectus) (File no. 333-125499) with the
SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the Depositor, any underwriter, or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-503-4611 or by email to the following address:
blake.catlett@db.com.

This free writing prospectus does not contain all information that is required to be included in a prospectus required to be filed as part of a registration statement. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Certificates, supersedes any conflicting information contained in any prior similar materials relating to the Certificates. The information in this free writing prospectus may be amended or supplemented. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the
Certificates, when, as and if issued. Any such offer to purchase made by you will not constitute a contractual commitment by you to purchase or give rise to an obligation by the underwriters to sell any of the Certificates, until the underwriters have accepted your offer to purchase Certificates; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

You are advised that the terms of the Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Certificates may be split, combined or eliminated), at any time prior to the time sales to purchasers of the Certificates will first be made. You are advised that
Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Certificates to you is conditioned on the mortgage loans and Certificates having the characteristics described in these materials. If for any reason the issuer does not deliver the
Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the
Certificates which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

This free writing prospectus was prepared on the basis of certain assumptions
(including, in certain cases, assumptions specified by the recipient hereof)
regarding the pool assets and structure, including payments, interest rates, weighted average lives and weighted average loan age, loss, spreads, market availability and other matters. The actual amount, rate or timing of payments on any of the underlying assets may be different, and sometimes materially different than anticipated, and therefore the pricing, payment or yield information regarding the Certificates may be different from the information provided herein. There can be no assurance that actual pricing will be completed at the indicated value(s). In addition, pricing of the Certificates may vary significantly from the information contained in this free writing prospectus as a result of various factors, including, without limitation, prevailing credit spreads, market positioning, financing costs, hedging costs and risk and use of capital and profit. The pricing estimates contained herein may vary during the course of any particular day and from day to day. You should consult with your own accounting or other advisors as to the adequacy of the information in this free writing prospectus for your purposes.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-125499) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                     Page 99